Filed Pursuant to Rule 497(e)
File No. 333-153879

P R O S P E C T U S  S U P P L E M E N T

To the Prospectus dated August 6, 2009

15,000,000 shares

Common stock

$12.40 per share

Apollo Investment Corporation is an externally managed closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

We are offering for sale 15,000,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 2,250,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions, to cover over-allotments.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “AINV”. The last reported closing price for our common stock on April 27, 2010 was $12.40 per share.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, New York 10019, or by calling us at (212) 515-3450. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 8 of the accompanying base prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public Offering Price	$12.40	$186,000,000
Sales Load (Underwriting Discounts and Commissions)	$0.56	$8,370,000
Proceeds to Apollo Investment Corporation (before estimated expenses of $300,000)	$11.84	$177,630,000

The underwriters expect to deliver the shares to purchasers on or about May 3, 2010.

Citi
BofA Merrill Lynch
J.P. Morgan
RBC Capital Markets
UBS Investment Bank

BMO Capital Markets	SunTrust Robinson Humphrey

Keefe, Bruyette & Woods	Ladenburg Thalmann & Co. Inc.	Natixis Bleichroeder LLC	Stifel Nicolaus

Prospectus Supplement dated April 27, 2010

You should rely only on the information contained in this prospectus supplement and the accompanying base prospectus, which we refer to collectively as the “prospectus.” We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus supplement and the accompanying base prospectus is accurate only as of the date of this prospectus supplement or such base prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUPPLEMENT

i

PROSPECTUS

ii

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Apollo Investment Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	4.50	%(1)
Offering expenses (as a percentage of offering price)	0.16	%(2)

Total stockholder transaction expenses (as a percentage of offering price)	4.66	%(3)

Estimated annual expenses (as percentage of net assets attributable to common stock)(4):
Management fees	2.64	%(5)
Incentive fees payable under investment advisory and management agreement	2.50	%(6)
Other expenses	0.64	%(7)
Interest and other credit facility related expenses on borrowed funds	1.22	%(8)

Total annual expenses as a percentage of net assets(9)	7.00	%(5,6,7,8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon payment by an investor of a 4.50% sales load (underwriting discounts and commissions) and the assumption that our annual operating expenses and leverage would remain at the levels set forth in the table above (other than performance-based incentive fees).

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$90	$176	$264	$487

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	Represents the estimated underwriting discounts and commissions with respect to the shares to be sold by us in this offering.
(2)	Based on the public offering price of $12.40 per share, which was the last reported closing price on April 27, 2010.

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”
(4)	“Net assets attributable to common stock” equals net assets as of December 31, 2009 plus the anticipated net proceeds from this offering.
(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average total assets. Annual expenses are based on current fiscal year estimates. For more detailed information about our computation of average total assets, please see Notes 3 and 9 of our financial statements dated December 31, 2009 included in this prospectus supplement.
(6)	Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees accrued by AIM for the nine months ended December 31, 2009. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement” in the accompanying base prospectus.
(7)	Includes our estimated overhead expenses, including payments under the administration agreement based on our estimated allocable portion of overhead and other expenses incurred by Apollo Investment Administration in performing its obligations under the administration agreement. See “Compensation of Directors and Officers—Administration Agreement” in the accompanying base prospectus.
(8)	Our interest and other credit facility expenses are based on current fiscal year estimates. We currently have $611 million available and $948 million in borrowings outstanding under our credit facility as of December 31, 2009. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying base prospectus and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus supplement.
(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets as of December 31, 2009 plus anticipated net proceeds from this offering, our “Total annual expenses” would be 4.42% of total assets. For a presentation and calculation of total annual expenses based on total assets see page S-13 of this prospectus supplement.

RECENT DEVELOPMENTS

Estimated Net Asset Value

We currently estimate that our March 31, 2010 net asset value per share was between $10.00 and $10.10 per share, which represents a decrease of approximately 3 to 4% from our net asset value per share as of December 31, 2009. The estimated change in our net asset value per share from December 31, 2009 to March 31, 2010 is primarily due to the net change in unrealized appreciation/depreciation on our investment portfolio, which currently includes significant unrealized depreciation in Grand Prix Holdings LLC and RSA Holdings Corp. of Delaware (American Safety Razor). See “—Grand Prix Holdings, LLC” below.

The estimate of our March 31, 2010 net asset value is subject to change due to a variety of factors which include, without limitation, the completion of the closing process for the preparation of our year end financial statements, receipt of final investment values from independent third party valuation firms, recommendations of investment values by the Audit Committee to the Board of Directors, determinations of investment values by our Board of Directors and the audit of our financial statements by our independent registered public accounting firm.

Grand Prix Holdings, LLC

On April 13, 2010, InnKeepers USA Trust (“Innkeepers”), a subsidiary of Grand Prix Holdings, LLC, one of our portfolio companies, announced that it did not make certain scheduled monthly interest payments on certain of its debt obligations and may not make future payments on certain of its debt and franchisor obligations. Innkeepers also announced that it had retained the services of financial and legal advisors to assist the company in an evaluation of financial alternatives, including a potential restructuring of the company’s balance sheet. Innkeepers’ financial distress has caused us to incur unrealized depreciation on our investment in Grand Prix Holdings LLC. See “—Estimated Net Asset Value” above.

BUSINESS

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” and “Apollo Investment” refer to Apollo Investment Corporation; “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments. From time to time, we may also invest in the securities of public companies.

Our portfolio is comprised primarily of investments in long-term subordinated debt, referred to as mezzanine debt, and senior secured loans of private middle-market companies, and from time to time includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus supplement and the accompanying prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our primary focus is to generate both current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and private equity, we may also invest a portion of the portfolio in opportunistic investments, including foreign securities. See “Risk Factors—Risks Related to Our Investments” in the accompanying prospectus.

AIM and its affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During the three months ended December 31, 2009, we invested $211.8 million across 2 new and several existing portfolio companies. This compares to investing $21.9 million in 1 new and 3 existing portfolio companies for the three months ended December 31, 2008. Investments sold or prepaid during the three months ended December 31, 2009 totaled $66.6 million versus $144.3 million for the three months ended December 31, 2008.

At December 31, 2009, our portfolio consisted of 70 portfolio companies and was invested 28% in senior secured loans, 58% in subordinated debt, 3% in preferred equity and 11% in common equity and warrants measured at fair value versus 73 portfolio companies invested 24% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 13% in common equity and warrants at December 31, 2008.

The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio at our current cost basis were 8.2%, 13.4% and 11.6%, respectively, at December 31, 2009. At December 31, 2008, the yields were 9.0%, 13.3%, and 12.1%, respectively.

Since the initial public offering of Apollo Investment Corporation in April 2004 and through December 31, 2009, invested capital totaled $5.9 billion in 126 portfolio companies. Over the same period, we also completed transactions with more than 85 different financial sponsors. At December 31, 2009, 63% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 37% or $0.9 billion was floating rate debt, measured at fair value. At December 31, 2008, 70% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 30% or $0.7 billion was floating rate debt.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated team of investment professionals. AIM’s investment committee currently consists of James C. Zelter, our Chief Executive Officer, a partner of AIM and a Vice President of the general partner of AIM; Patrick J. Dalton, our President and Chief Operating Officer, a partner of AIM and a Vice President and the Chief Investment Officer of the general partner of AIM; Rajay Bagaria, a partner of AIM and a Vice President of the general partner of AIM; and Justin Sendak, a partner of AIM and a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 19-year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and the payment of our expenses and performance of various third-party service providers. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our Corporate Information

Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 15,000,000 shares of our common stock that we are offering, after deducting estimated expenses of this offering payable by us, will be approximately $177.3 million (or $204.0 million, if the over-allotment is exercised in full) based on a public offering price of $12.40 per share based on the closing price of our common stock on April 27, 2010. We expect to use the net proceeds from selling shares of our common stock to repay indebtedness owed under our senior credit facility, to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. Affiliates of the underwriters that are lenders under such senior credit facility will receive a portion of the net proceeds from this offering through the repayment of those borrowings, if any.

At December 31, 2009, we had approximately $948 million outstanding under our senior credit facility. Our senior credit facility matures on April 12, 2013.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus supplement will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, mezzanine and other subordinated debt and equity securities. Pending new investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV”. The following table lists the high and low closing prices for our common stock, the closing price as a percentage of net asset value, or NAV, and quarterly dividends per share since our initial public offering in April 2004. On April 27, 2010, the last reported closing price of our common stock was $12.40 per share.

	NAV(1)		Closing Price		High Closing Price as a Percentage of NAV(2)	Low Closing Price as a Percentage of NAV(2)	Declared Dividends
			High	Low
Fiscal Year Ending March 31, 2011
First Fiscal Quarter (April 1, 2010 through April 27, 2010)	$	*	$13.57	$12.40	* %	* %	$	**

Fiscal Year Ended March 31, 2010
First Fiscal Quarter		$10.15	$7.02	$3.97	69%	39%		$0.26
Second Fiscal Quarter		$10.29	$10.31	$5.18	100%	50%		$0.28
Third Fiscal Quarter		$10.40	$10.12	$8.81	97%	85%		$0.28
Fourth Fiscal Quarter	$	*	$12.56	$9.59	* %	* %		$0.28

Fiscal Year Ended March 31, 2009
First Fiscal Quarter		$15.93	$18.59	$14.33	117%	90%		$0.520
Second Fiscal Quarter		$13.73	$17.99	$13.11	131%	95%		$0.520
Third Fiscal Quarter		$9.87	$15.85	$6.08	161%	62%		$0.520
Fourth Fiscal Quarter		$9.82	$9.76	$2.05	99%	21%		$0.260

Fiscal Year Ended March 31, 2008
First Fiscal Quarter		$19.09	$24.13	$21.37	126%	112%		$0.510
Second Fiscal Quarter		$18.44	$22.90	$19.50	124%	106%		$0.520
Third Fiscal Quarter		$17.71	$21.81	$16.32	123%	92%		$0.520
Fourth Fiscal Quarter		$15.83	$16.70	$14.21	105%	90%		$0.520

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Commencement of operations.
*	Net asset value has not yet been calculated for this period.
**	Dividend has not yet been declared for this quarter.

Our common stock has traded at prices both above and below our most recently calculated net asset value. There can be no assurance, however, that our shares will trade above, below or at our net asset value.

WE INTEND TO PAY QUARTERLY DIVIDENDS TO OUR COMMON STOCKHOLDERS. THE AMOUNT OF OUR QUARTERLY DIVIDEND IS DETERMINED BY OUR BOARD OF DIRECTORS. THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE INVESTMENT RESULTS OR MAINTAIN A TAX STATUS THAT WILL PERMIT ANY PARTICULAR LEVEL OF DIVIDEND PAYMENT. OUR SENIOR CREDIT FACILITY MAY LIMIT OUR ABILITY TO DECLARE DIVIDENDS IF WE DEFAULT UNDER CERTAIN PROVISIONS. FOR A DESCRIPTION OF THE SENIOR CREDIT FACILITY, SEE “INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—LIQUIDITY AND CAPITAL RESOURCES” IN THIS PROSPECTUS SUPPLEMENT.

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2009, 2008, 2007 and 2006 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the nine months ended December 31, 2009, are not necessarily indicative of the results that may be expected for the fiscal year ended March 31, 2010.

This data should be read in conjunction with our “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and the related notes thereto included elsewhere in this prospectus supplement, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes thereto included in the accompanying prospectus.

All amounts in thousands, except per share data.

Statement of Operations Data:	For the nine months ended December 31, 2009 (unaudited)	For the Year Ended March 31,
		2009	2008	2007	2006
Total Investment Income	$252,581	$377,304	$357,878	$266,101	$152,827
Net Expenses (including taxes)	$100,460	$170,973	$156,272	$140,783	$63,684
Net Investment Income	$150,878	$206,331	$201,606	$125,318	$89,143
Net Realized and Unrealized Gains (Losses)	$122,276	$(818,210)	$(235,044)	$186,848	$31,244
Net Increase (Decrease) in Net Assets Resulting from Operations	$273,154	$(611,879)	$(33,438)	$312,166	$120,387

Per Share Data:
Net Asset Value	$10.40	$9.82	$15.83	$17.87	$15.15
Net Increase (Decrease) in Net Assets Resulting from Operations	$1.78	$(4.39)	$(0.30)	$3.64	$1.90
Distributions Declared	$0.86	$1.82	$2.07	$1.93	$1.63

Balance Sheet Data:
Total Assets	$3,430,936	$2,548,639	$3,724,324	$3,523,218	$2,511,074
Borrowings Outstanding	$947,665	$1,057,601	$1,639,122	$492,312	$323,852
Total Net Assets	$1,826,698	$1,396,138	$1,897,908	$1,849,748	$1,229,855

Other Data:
Per Share Market Price at End of Period	$9.54	$3.48	$15.83	$21.40	$17.81
Total Return(1)	202.8%	(73.9)%	(17.5)%	31.7%	12.9%
Number of Portfolio Companies at Period End	70	72	71	57	46
Total Portfolio Investments for the Period	$311,596	$434,995	$1,755,913	$1,446,730	$1,110,371
Investment Sales and Prepayments for the Period	$167,131	$339,724	$714,225	$845,485	$452,325
Weighted Average Yield on Debt Portfolio at Period End	11.6%	11.7%	12.0%	13.1%	13.1%

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan. Total return is not annualized.

CAPITALIZATION

The following table sets forth our cash and capitalization as of December 31, 2009 (1) on an actual basis and (2) as adjusted to reflect the effects of the sale of 15,000,000 shares of our common stock in this offering at an offering price of $12.40 per share. You should read this table together with “Use of Proceeds” and “Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual public offering price of our common stock and the actual number of shares of common stock we sell in this offering, both of which will be determined at pricing.

All amounts in thousands, except share data.

	As of December 31, 2009
	Actual	As Adjusted for April 2010 Offering(1)(3)
Cash and cash equivalents	$508,126	$685,456
Total assets	$3,430,936	$3,608,266
Borrowings under senior credit facility	$947,665	$947,665
Common stock, par value $0.001 per share; 400,000,000 shares authorized, 175,718,539 shares issued and outstanding, 190,718,539 shares issued and outstanding, as adjusted, respectively	$176	$191
Capital in excess of par value	$2,641,594	$2,818,909
Distributable earnings(2)	$(815,072)	$(815,072)
Total stockholders’ equity	$1,826,698	$2,004,028
Total capitalization	$2,774,363	$2,951,693

(1)	Does not include the underwriters’ over-allotment option.
(2)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.
(3)	As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering initially to repay a portion of the borrowings outstanding under our senior credit facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make or have made;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

INTERIM MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

We were incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds selling 62 million shares of our common stock at a price of $15.00 per share. Since then, and through December 31, 2009, we have raised approximately $1.7 billion in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted in 2006, the SEC expanded the definition of “eligible portfolio company” to include certain public companies that do not have any securities listed on a national securities exchange. The SEC also adopted an additional rule under the 1940 Act to expand the definition of “eligible portfolio company” to include companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million. This rule became effective on July 21, 2008.

Revenue

We generate revenue primarily in the form of interest and dividend income from the debt and preferred securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for PIK. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity. We may also generate revenue in the form of dividends paid to us on equity investments as well as revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organization and offering; and

•

all other expenses incurred by us or the Administrator in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, benchmarks LIBOR and EURIBOR, and offerings of our securities relative to comparative periods, among other factors.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page S-1 rather than as a percentage of total assets. Total assets includes net assets as of December 31, 2009, anticipated net proceeds from this offering and assets that have been funded with borrowed monies (leverage). For reference, the below chart illustrates our “Total annual expenses” as a percentage of total assets:

Annual expenses (as percentage of total assets):
Management fees	2.00	%(1)
Incentive fees payable under investment advisory and management agreement	1.39	%(2)
Other expenses	0.35	%(3)
Interest and other credit facility related expenses on borrowed funds	0.68	%(4)

Total annual expenses as a percentage of total assets	4.42	%(1,2,3,4)

(1)	The contractual management fee is calculated at an annual rate of 2.00% of our average gross total assets. Annual expenses are based on current fiscal year amounts. For more detailed information about our computation of average total assets, please see Notes 3 and 9 of our interim financial statements dated December 31, 2009 included in this prospectus supplement.
(2)	Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the nine months ended December 31, 2009. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 1 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement” in this base prospectus.
(3)	“Other expenses” are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in the accompanying prospectus.
(4)

Our interest and other credit facility expenses are based on current fiscal year estimates. As of December 31, 2009, we had $611 million available and $948 million in borrowings outstanding under our credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the accompanying prospectus.

Portfolio and Investment Activity

During the three months ended December 31, 2009, we invested $211.8 million across 2 new and several existing portfolio companies. This compares to investing $21.9 million in 1 new and 3 existing portfolio companies for the three months ended December 31, 2008. Investments sold or prepaid during the three months ended December 31, 2009, totaled $66.6 million versus $144.3 million for the three months ended December 31, 2008.

At December 31, 2009, our portfolio consisted of 70 portfolio companies and was invested 28% in senior secured loans, 58% in subordinated debt, 3% in preferred equity and 11% in common equity and warrants measured at fair value versus 73 portfolio companies invested 24% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 13% in common equity and warrants at December 31, 2008.

The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio at our current cost basis were 8.2%, 13.4% and 11.6%, respectively, at December 31, 2009. At December 31, 2008, the yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio were 9.0%, 13.3%, and 12.1%, respectively.

Since the initial public offering of Apollo Investment Corporation in April 2004 and through December 31, 2009, invested capital totaled $5.9 billion in 126 portfolio companies. Over the same period, we also completed transactions with more than 85 different financial sponsors.

At December 31, 2009, 63% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 37% or $0.9 billion is floating rate debt, measured at fair value. At December 31, 2008, 70% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 30% or $0.7 billion was floating rate debt.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

Under procedures established by our Board of Directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments went through our multi-step valuation process as described below. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Investments maturing in 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. For the fiscal quarter ended December 31, 2009, there has been no change to our valuation techniques and related inputs considered in the valuation process.

In September 2006, the Financial Accounting Standards Board issued guidance related to Fair Value Measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This guidance was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We adopted this guidance for our first fiscal quarter ended June 30, 2008.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

On October 10, 2008, revised guidance was issued which provides examples of how to determine fair value in a market that is not active. It did not change the fair value measurement principles set forth in ASC 820. Furthermore, on April 9, 2009, the FASB issued additional revised guidance which provides information on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. It also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to this guidance in the above circumstances, more analysis and significant adjustments to transaction or quoted prices may be necessary to estimate fair value. In addition, it requires disclosure of any changes in valuation techniques and related inputs resulting from the application. The total effect of the change in valuation techniques and related inputs must also be disclosed by major asset category. This revised guidance was effective for periods ending after June 15, 2009. The adoption did not have a material effect on our financial position or results of operations. Accounting Standards Update No. 2010-06, Improving Disclosure about Fair Value Measurements was released in January 2010 and is effective for periods beginning after December 15, 2009. This update improves financial statement disclosure around transfers in and out of level 1 and 2 fair value measurements, around valuation techniques and inputs and around other related disclosures. Transfers between levels, if any, are recognized at the end of the reporting period. See certain additional disclosures in Note 6.

Revenue Recognition

We record interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments may have contractual PIK interest or dividends. PIK represents contractual interest or dividends accrued and is added to the cost of the investment on the respective capitalization dates and generally becomes due at maturity. Loan origination fees, original issue discount, and market discounts are capitalized and we amortize such amounts into income. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results comparisons are for the three and nine months ended December 31, 2009 and December 31, 2008.

Investment Income

For the three and nine months ended December 31, 2009, gross investment income totaled $85.6 million and $252.6 million, respectively. For the three and nine months ended December 31, 2008, gross investment income totaled $97.5 million and $292.0 million, respectively. The decrease in gross investment income for the three and nine months ended December 31, 2009, was primarily due to two factors: the reduction of the size of the income producing portfolio for the three and nine month periods as well as the reduction in the yield of the overall income producing portfolio with average LIBOR decreasing approximately 200 basis points. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans.

Expenses

Net operating expenses totaled $34.2 million and $100.5 million, respectively, for the three and nine months ended December 31, 2009, of which $26.4 million and $77.6 million, respectively, were base management fees and performance-based incentive fees and $5.0 million and $14.5 million, respectively, were interest and other credit facility expenses. Of these net operating expenses, general and administrative expenses totaled $2.8 million and $8.4 million, respectively, for the three and nine months ended December 31, 2009. Net operating expenses totaled $43.9 million and $135.6 million, respectively, for the three and nine months ended December 31, 2008, of which $27.9 million and $86.0 million, respectively, were base management fees and performance-based incentive fees and $13.7 million and $42.0 million, respectively, were interest and other credit facility expenses. Of these net operating expenses, general and administrative expenses totaled $2.3 million and $7.7 million, respectively, for the three and nine months ended December 31, 2008. Net expenses consist of base investment advisory and management fees, insurance expenses, administrative services fees, legal fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The decrease in net expenses for the three and nine month periods ended December 31, 2009 versus the three and nine month periods ended December 31, 2008 was primarily related to the decrease in the weighted average interest expense on our revolving credit facility. This decrease in weighted average interest expense is due primarily to average LIBOR decreasing by approximately 200 basis points. For the three and nine months ended December 31, 2009, accrued excise tax expenses totaled $1.2 million. For the three and nine months ended December 31, 2008, accrued excise tax expenses totaled $0.9 million.

Net Investment Income

Our net investment income totaled $50.2 million and $150.9 million or $0.30 and $0.99 per average share, respectively, for the three and nine months ended December 31, 2009. For the three and nine months ended December 31, 2008, net investment income totaled $52.8 million and $155.6 million or $0.37 and $1.12 per average share, respectively.

Net Realized Gains (Losses) on Investments, Cash Equivalents and Foreign Currencies

We had investment sales and prepayments totaling $66.6 million and $167.1 million, respectively, for the three and nine months ended December 31, 2009. For the three and nine months ended December 31, 2008, investment sales and prepayments totaled $144.3 million and $254.7 million, respectively. Net realized losses for the three and nine months ended December 31, 2009 were $152.0 million and $253.4 million, respectively. For the three and nine months ended December 31, 2008, net realized losses totaled $3.6 million and $63.4 million, respectively.

Net Unrealized Appreciation (Depreciation) on Investments, Cash Equivalents and Foreign Currencies

For the three and nine months ended December 31, 2009, our investments, cash equivalents, foreign currencies and other assets and liabilities had net appreciation of $181.4 million and $375.6 million, respectively. For the three and nine months ended December 31, 2008, our investments, cash equivalents, foreign currencies and other assets and liabilities had net depreciation of $524.8 million and $733.9 million, respectively. This net unrealized appreciation was primarily due to improving capital market conditions and net changes in specific portfolio company fundamentals.

Net Increase (Decrease) in Net Assets From Operations

For the three and nine months ended December 31, 2009, we had a net increase in net assets resulting from operations of $79.5 million and $273.2 million, respectively. For the three and nine months ended December 31, 2008, we had a net decrease in net assets resulting from operations of $475.5 million and $641.7 million, respectively. The earnings per average share were $0.48 and $1.78 for the three and nine months ended December 31, 2009, respectively. For the three and nine months ended December 31, 2008, the loss per average share was $3.34 and $4.63, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are generated and generally available through periodic follow-on equity offerings, through its senior secured, multi-currency $1.56 billion revolving credit facility (see note 12 within the Notes to Financial Statements), through investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and prepayments of senior and subordinated loans and income earned from investments and cash equivalents. At December 31, 2009, we had $948 million in borrowings outstanding and $611 million of unused capacity. In the future, we may raise additional equity or debt capital off its shelf registration, among other considerations. The primary use of funds will be investments in portfolio companies, cash distributions to our stockholders, reductions in debt outstanding and other general corporate purposes. On December 15, 2009, we closed on its most recent follow-on public equity offering of 11.5 million shares of common stock at $9.82 per share raising approximately $107.8 million in net proceeds.

	Payments due by Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Revolving Credit Facility(1)	$948	$—	$231	$717	$—

(1)	At December 31, 2009, $611 million remained unused under our senior secured revolving credit facility.

Information about our senior securities is shown in the following table as of each year ended March 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (dollars in thousands)(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2010 (through December 31, 2009)	$947,665	$2,928	$—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by 1,000 to determine the Asset Coverage Per Unit.
(3)	The amount per unit to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as the Company’s senior securities are not registered for public trading.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which AIM has agreed to serve as our investment adviser, and the administration agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other. Please see Note 3 within our financial statements for more information.

Off-Balance Sheet Arrangements

We have the ability to issue standby letters of credit through our revolving credit facility. As of December 31, 2009 and December 31, 2008, we had issued through JPMorgan Chase Bank, N.A. standby letters of credit totaling $4.208 million and $2.661 million, respectively.

AIC Credit Opportunity Fund LLC

We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”), which was formed for the purpose of holding various financed investments. Effective in June 2008, we invested $39.50 million in a special purpose entity wholly owned by AIC Holdco, AIC (FDC) Holdings LLC (“Apollo FDC”), which was used to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39.50 million (the “Junior Note”) from Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39.50 million paying interest at LIBOR plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79.00 million proceeds to acquire $100 million face value of a senior subordinated loan of First Data Corporation (the “FDC Reference Obligation”) due 2016 and paying interest at 11.25% per year. The Junior Note generally entitles Apollo FDC to the net interest and other proceeds due under the FDC Reference Obligation after payment of interest due under the Senior Notes, as described above. In addition, Apollo FDC is entitled to 100% of any realized appreciation in the FDC Reference Obligation and, since the Senior Note is a non-recourse obligation, Apollo FDC is exposed up to the amount of equity used by AIC Holdco to fund the purchase of the Junior Note plus any additional margin Apollo decides to post, if any, during the term of the financing.

Through AIC Holdco, effective in June 2008, we invested $11.375 million in a special purpose entity wholly owned by AIC Holdco, AIC (TXU) Holdings LLC (“Apollo TXU”), which acquired exposure to $50 million notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap with an unaffiliated third party expiring on October 10, 2013 and pursuant to which Apollo TXU pays interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Reference Obligation”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Reference Obligation and, since the total return swap is a non-recourse obligation, Apollo TXU is exposed up to the amount of equity used by AIC Holdco to fund the investment in the total return swap, plus any additional margin we decide to post, if any, during the term of the financing.

Through AIC Holdco, effective in September 2008, we invested $10.022 million equivalent, in a special purpose entity wholly owned by AIC Holdco, AIC (Boots) Holdings, LLC (“Apollo Boots”), which acquired €23.383 million and £12.465 million principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Reference Obligations”), out of the proceeds of our investment and a multicurrency $40.876 million equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Reference Obligations pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

Pursuant to applicable investment company accounting, we do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our balance sheet. The Senior Note, total return swap and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Reference Obligation, the TXU Reference Obligation or the Boots Reference Obligation, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time Apollo Investment may provide additional capital to AIC Holdco for purposes of funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended March 31, 2009, we provided $18.480 million in additional capital to AIC Holdco. During the nine months ended December 31, 2009, $7.812 million of net capital was returned to us from AIC Holdco.

Dividends

Dividends to stockholders for the three and nine months ended December 31, 2009 totaled $49.2 million or $0.28 per share, and $132.0 million or $0.82 per share, respectively. For the three and nine months ended December 31, 2008 dividends totaled $74.0 million or $0.52 per share, and $221.9 million or $1.56 per share, respectively. Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our Board of Directors.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. During the three and nine months ended December 31, 2009, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. As the percentage of our U.S. mezzanine and other subordinated loans increase as a percentage of our total investments, we expect that more of the loans in our portfolio will have fixed rates. At December 31, 2009, our floating-rate assets and floating-rate liabilities were closely matched. As such, a change in interest rates would not have a material effect on our net investment income. However, we may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the three and nine months ended December 31, 2009, we did not engage in interest rate hedging activities.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing and potential issuance of preferred stock, at the weighted average annual interest rate of 1.53% for the nine months ended December 31, 2009, and assuming the same average dividend rate on any preferred stock that we might issue and hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	-10.0%	-5.0%	0%	5.0%	10.0%

Corresponding Return to Common Stockholders(2)	-18.77%	-9.77%	-.77%	8.24%	17.24%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

UNDERWRITING

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC are acting as joint bookrunning managers of the offering and as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has severally agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Citigroup Global Markets Inc	2,400,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,400,000
J.P. Morgan Securities Inc.	2,400,000
RBC Capital Markets Corporation	1,200,000
UBS Securities LLC	2,100,000
BMO Capital Markets Corp.	1,200,000
SunTrust Robinson Humphrey, Inc.	1,200,000
Keefe, Bruyette & Woods, Inc.	525,000
Ladenburg Thalmann & Co. Inc.	525,000
Natixis Bleichroeder LLC	525,000
Stifel, Nicolaus & Company, Incorporated	525,000

Total	15,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all shares included in this offering, other than those shares covered by the over-allotment option described below, if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $0.3348 per share. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and the other selling terms. Investors must pay for any shares purchased in the offering on or before May 3, 2010.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 2,250,000 additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We, our officers and directors, AIM, AIA and certain of the partners and officers of AIM (or any entities through which such partners and officers may invest in our shares) have agreed that, for a period of 60 days from the date of this prospectus, we and they will not, without the prior written consent of the representatives, dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock. Citigroup Global Markets Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, for the purpose of allowing the underwriters to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the initial 60-day lock-up period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the initial 60-day lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the initial 60-day lock-up period, then in each case the initial 60-day lock-up period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable.

The common stock is quoted on the Nasdaq Global Select Market under the symbol “AINV”.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common stock, or the possession, circulation or distribution of this prospectus supplement, the accompanying prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, the common stock may not be offered or sold, directly or indirectly, and none of this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Each of the underwriters may arrange to sell common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

Notice to Prospective Investors in the European Economic Area

In relation to each member state of the European Economic Area that has implemented the Prospectus Directive (each, a relevant member state), with effect from and including the date on which the Prospectus Directive is implemented in that relevant member state (the relevant implementation date), an offer of shares described in this prospectus supplement may not be made to the public in that relevant member state prior to the publication of a prospectus in relation to the shares that has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the Prospectus Directive, except that, with effect from and including the relevant implementation date, an offer of securities may be offered to the public in that relevant member state at any time:

•	to any legal entity that is authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•	to fewer than 100 natural or legal persons (other than qualified investors as defined below) subject to obtaining the prior consent of the representatives for any such offer; or

•	in any other circumstances that do not require the publication of a prospectus pursuant to Article 3 of the Prospectus Directive.

Each purchaser of shares described in this prospectus supplement located within a relevant member state will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of Article 2(1)(e) of the Prospectus Directive.

For purposes of this provision, the expression an “offer to the public” in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the securities to be offered so as to enable an investor to decide to purchase or subscribe the securities, as the expression may be varied in that member state by any measure implementing the Prospectus Directive in that member state, and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

The sellers of the shares have not authorized and do not authorize the making of any offer of shares through any financial intermediary on their behalf, other than offers made by the underwriters with a view to the final placement of the shares as contemplated in this prospectus supplement. Accordingly, no purchaser of the shares, other than the underwriters, is authorized to make any further offer of the shares on behalf of the sellers or the underwriters.

Notice to Prospective Investors in the United Kingdom

This prospectus supplement and the accompanying prospectus are only being distributed to, and is only directed at, persons in the United Kingdom that are qualified investors within the meaning of Article 2(1)(e) of the Prospectus Directive that are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (each such person being referred to as a “relevant person”). This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in France

Neither this prospectus supplement nor any other offering material relating to the shares described in this prospectus supplement has been submitted to the clearance procedures of the Autorité des Marchés Financiers or of the competent authority of another member state of the European Economic Area and notified to the Autorité des Marchés Financiers. The shares have not been offered or sold and will not be offered or sold, directly or indirectly, to the public in France. Neither this prospectus supplement nor any other offering material relating to the shares has been or will be:

•	released, issued, distributed or caused to be released, issued or distributed to the public in France; or

•	used in connection with any offer for subscription or sale of the shares to the public in France.

Such offers, sales and distributions will be made in France only:

•

to qualified investors (investisseurs qualifiés) and/or to a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account, all as defined in, and in accordance with articles L.411-2, D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier;

•	to investment services providers authorized to engage in portfolio management on behalf of third parties; or

•

in a transaction that, in accordance with article L.411-2-II-1°-or-2°-or 3° of the French Code monétaire et financier and article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute a public offer (appel public à l’épargne).

The shares may be resold directly or indirectly, only in compliance with articles L.411-1, L.411-2, L.412-1 and L.621-8 through L.621-8-3 of the French Code monétaire et financier.

Italy

The offering of the securities has not been registered pursuant to the Italian securities legislation and, accordingly, we have not offered or sold, and will not offer or sell, any securities in the Republic of Italy in a solicitation to the public, and that sales of the securities in the Republic of Italy shall be effected in accordance with all Italian securities, tax and exchange control and other applicable laws and regulations. In any case, the securities cannot be offered or sold to any individuals in the Republic of Italy either in the primary market or the secondary market.

We will not offer, sell or deliver any securities or distribute copies of this prospectus or any other document relating to the securities in the Republic of Italy except:

•

to “Professional Investors”, as defined in Article 31.2 of CONSOB Regulation No. 11522 of 2 July 1998 as amended (“Regulation No. 11522”), pursuant to Article 30.2 and 100 of Legislative Decree No. 58 of 24 February 1998 as amended (“Decree No. 58”), or in any other circumstances where an expressed exemption to comply with the solicitation restrictions provided by Decree No. 58 or Regulation No. 11971 of 14 May 1999 as amended applies, provided, however, that any such offer, sale or delivery of the securities or distribution of copies of the prospectus or any other document relating to the securities in the Republic of Italy must be:

•

made by investment firms, banks or financial intermediaries permitted to conduct such activities in the Republic of Italy in accordance with Legislative Decree No. 385 of 1 September 1993 as amended (“Decree No. 385”), Decree No. 58, CONSOB Regulation No. 11522 and any other applicable laws and regulations;

•

in compliance with Article 129 of Decree No. 385 and the implementing instructions of the Bank of Italy, pursuant to which the issue, trading or placement of securities in Italy is subject to a prior notification to the Bank of Italy, unless and exemption, depending, inter alia, on the aggregate amount and the characteristics of the securities issued or offered in the Republic of Italy, applies; and

•	in compliance with any other applicable notification requirement or limitation which may be imposed by CONSOB or the Bank of Italy.

Switzerland

We have not and will not register with the Swiss Financial Market Supervisory Authority (“FINMA”) as a foreign collective investment scheme pursuant to Article 119 of the Federal Act on Collective Investment Scheme of 23 June 2006, as amended (“CISA”), and accordingly the shares being offered pursuant to this prospectus have not and will not be approved, and may not be licenseable, with FINMA. Therefore, the shares have not been authorized for distribution by FINMA as a foreign collective investment scheme pursuant to Article 119 CISA and the shares offered hereby may not be offered to the public (as this term is defined in Article 3 CISA) in or from Switzerland. The shares may solely be offered to “qualified investors,” as this term is defined in Article 10 CISA, and in the circumstances set out in Article 3 of the Ordinance on Collective Investment Scheme of 22 November 2006, as amended (“CISO”), such that there is no public offer. Investors, however, do not benefit from protection under CISA or CISO or supervision by FINMA.

This document as well as any other material relating to the shares which are the subject of the offering contemplated by this Prospectus (the “Shares”) do not constitute an issue prospectus pursuant to Article 652a of the Swiss Code of Obligations. The Shares will not be listed on the SWX Swiss Exchange and, therefore, the documents relating to the Shares, including, but not limited to, this document, do not claim to comply with the disclosure standards of the listing rules of SWX Swiss Exchange and corresponding prospectus schemes annexed to the listing rules of the SWX Swiss Exchange.

The Shares are being offered in Switzerland by way of a private placement, i.e. to a small number of selected investors only, without any public offer and only to investors who do not purchase the Shares with the intention to distribute them to the public. The investors will be individually approached by the Issuer from time to time.

This document as well as any other material relating to the Shares is personal and confidential and does not constitute an offer to any other person. This document may only be used by those investors to whom it has been handed out in connection with the offering described herein and may neither directly nor indirectly be distributed or made available to other persons without express consent of the Issuer. It may not be used in connection with any other offer and shall in particular not be copied and/or distributed to the public in (or from) Switzerland.

Notice to Prospective Investors in the Dubai International Financial Centre

This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The common stock which are the subject of the offering contemplated by this prospectus supplement may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the common stock offered should conduct their own due diligence on the common stock. If you do not understand the contents of this document you should consult an authorized financial adviser.

The following table shows the sales load (underwriting discounts and commissions) that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

	Paid by Apollo Investment
	No exercise	Full exercise
Per share	$0.56	$0.56
Total	$8,370,000	$9,625,500

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq Global Select Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

In addition, in connection with this offering, some of the underwriters may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq Global Select Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering will be $300,000. In addition, the underwriters have agreed to pay certain of our expenses associated with this offering.

As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering to repay a portion of the borrowings outstanding under our senior credit facility. Affiliates of each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., RBC Capital Markets Corporation, UBS Securities LLC, BMO Capital Markets Corp., SunTrust Robinson Humphrey, Inc. and Natixis Bleichroeder LLC are lenders under such credit facility and therefore will receive a portion of the net proceeds from this offering through the repayment of those borrowings.

The underwriters have performed investment banking and advisory services for us, AIM, and our affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us, AIM, and our affiliates in the ordinary course of their business.

A prospectus supplement and base prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus supplement and base prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus supplement and base prospectus. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We, AIM and AIA have agreed to indemnify the underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York, 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of J.P. Morgan Securities Inc. is 383 Madison Avenue, Floor 4, New York, New York, 10179. The principal business address of RBC Capital Markets Corporation is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York, 10281. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP, Baltimore, MD. Certain legal matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, NY. Simpson Thacher & Bartlett LLP, may rely as to certain matters of Maryland law upon the opinion of Venable LLP.

EXPERTS

The financial statements as of March 31, 2009 and March 31, 2008 and for each of the three years in the period ended March 31, 2009, have been included in the base prospectus in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

INTERIM FINANCIAL STATEMENTS

Apollo Investment Corporation

Statements of Assets and Liabilities

(in thousands, except per share amounts)

	December 31, 2009 (unaudited)	March 31, 2009
Assets
Non-controlled/non-affiliated investments, at value (cost—$3,018,015 and $3,082,364, respectively)	$2,681,370	$2,345,470
Controlled investments, at value (cost—$342,655 and $342,115, respectively)	140,805	141,421
Cash equivalents, at value (cost—$499,934 and $0, respectively)	499,934	—
Cash	5,928	5,914
Foreign currency (cost—$2,277 and $694, respectively)	2,264	693
Interest receivable	38,730	42,461
Dividends receivable (see note 2)	2,109	7,302
Receivable for investments sold	34,782	—
Miscellaneous income receivable	—	51
Receivable from investment adviser	—	393
Prepaid expenses and other assets	25,014	4,934

Total assets	$3,430,936	$2,548,639

Liabilities
Credit facility payable (see note 7 & 12)	$947,665	$1,057,601
Payable for investments purchased	575,904	27,555
Dividends payable	49,201	36,978
Management and performance-based incentive fees payable (see note 3)	26,442	25,314
Interest payable	541	711
Accrued administrative expenses	1,550	1,547
Other liabilities and accrued expenses	2,935	2,795

Total liabilities	$1,604,238	$1,152,501

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 175,719 and 142,221 issued and outstanding, respectively	$176	$142
Paid-in capital in excess of par (see note 2f)	2,641,594	2,352,205
Undistributed net investment income (see note 2f)	115,035	96,174
Accumulated net realized loss (see note 2f)	(374,183)	(120,811)
Net unrealized depreciation	(555,924)	(931,572)

Total Net Assets	$1,826,698	$1,396,138

Total liabilities and net assets	$3,430,936	$2,548,639

Net Asset Value Per Share	$10.40	$9.82

See notes to financial statements.

F-1

Apollo Investment Corporation

Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three months ended		Nine months ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$73,954	$91,955	$221,126	$267,155
Dividends	2,870	1,615	9,690	8,726
Other income	5,864	1,353	7,615	4,826
From controlled investments:
Dividends	2,929	2,602	14,150	11,324
Other income	—	—	—	—

Total Investment Income	85,617	97,525	252,581	292,031

EXPENSES:
Management fees (see note 3)	$13,903	$14,681	$39,839	$47,057
Performance-based incentive fees (see note 3)	12,539	13,197	37,719	38,898
Interest and other credit facility expenses	4,976	13,659	14,453	41,980
Administrative services expense	1,260	794	3,767	3,517
Other general and administrative expenses	1,538	1,648	4,682	4,361

Total expenses	34,216	43,979	100,460	135,813
Expense offset arrangement (see note 8)	—	(95)	—	(227)

Net expenses	34,216	43,884	100,460	135,586

Net investment income before excise taxes	51,401	53,641	152,121	156,445
Excise tax expense	(1,243)	(854)	(1,243)	(854)

Net investment income	$50,158	$52,787	$150,878	$155,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments and cash equivalents	$(147,822)	$(40,912)	$(249,221)	$(103,313)
Foreign currencies	(4,218)	37,336	(4,151)	39,943

Net realized loss	(152,040)	(3,576)	(253,372)	(63,370)

Net change in unrealized gain (loss):
Investments and cash equivalents	177,792	(525,904)	399,013	(778,607)
Foreign currencies	3,613	1,150	(23,365)	44,731

Net change in unrealized gain (loss)	181,405	(524,754)	375,648	(733,876)

Net realized and unrealized gain (loss) from investments, cash equivalents and foreign currencies	29,365	(528,330)	122,276	(797,246)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,523	$(475,543)	$273,154	$(641,655)

EARNINGS (LOSS) PER SHARE (see note 5)	$0.48	$(3.34)	$1.78	$(4.63)

See notes to financial statements.

F-2

Apollo Investment Corporation

Statements of Changes in Net Assets

(in thousands, except shares)

	Nine months ended December 31, 2009 (unaudited)	Year ended March 31, 2009
Increase (Decrease) in net assets from operations:
Net investment income	$150,878	$206,331
Net realized loss	(253,372)	(83,740)
Net change in unrealized gain (loss)	375,648	(734,470)

Net increase (decrease) in net assets resulting from operations	273,154	(611,879)

Dividends and distributions to stockholders:	(132,017)	(258,843)

Capital share transactions:
Net proceeds from shares sold	280,823	369,589
Less offering costs	(738)	(637)
Reinvestment of dividends	9,338	—

Net increase in net assets from capital share transactions	289,423	368,952

Total increase (decrease) in net assets:	430,560	(501,770)
Net assets at beginning of period	1,396,138	1,897,908

Net assets at end of period	$1,826,698	$1,396,138

Capital share activity:
Shares sold	32,200,000	22,327,500
Shares issued from reinvestment of dividends	1,297,204	—

Net increase in capital share activity	33,497,204	22,327,500

See notes to financial statements.

F-3

Apollo Investment Corporation

Statements of Cash Flows (unaudited)

(in thousands)

	Nine months ended December 31,
	2009	2008
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$273,154	$(641,655)
Adjustments to reconcile net increase (decrease):
Purchase of investments (including capitalized PIK)	(405,556)	(440,408)
Proceeds from disposition of investments and cash equivalents	220,064	255,155
Increase (decrease) from foreign currency transactions	(4,095)	39,812
Decrease (increase) in interest and dividends receivable	8,924	(13,995)
Decrease in prepaid expenses and other assets	3,099	2,424
Increase in management and performance-based incentive fees payable	1,128	909
Decrease in interest payable	(170)	(1,748)
Increase in accrued expenses and other liabilities	143	79
Increase (decrease) in payable for investments and cash equivalents purchased	548,349	(115,939)
Increase in receivable for investments sold	(34,782)	—
Net change in unrealized depreciation (appreciation) on investments, cash equivalents, foreign currencies and other assets and liabilities	(375,648)	733,876
Net realized loss on investments and cash equivalents	253,372	63,370

Net Cash Provided (Used) by Operating Activities	$487,982	$(118,120)

Cash Flows from Financing Activities:
Net proceeds from the issuance of common stock	$280,823	$369,589
Offering costs from the issuance of common stock	(738)	(479)
Dividends paid in cash	(110,455)	(231,234)
Borrowings under credit facility	742,090	1,628,289
Payments under credit facility	(898,171)	(2,059,822)

Net Cash Provided (Used) by Financing Activities	$13,549	$(293,657)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$501,531	$(411,777)
Effect of exchange rates on cash balances	(12)	2
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$6,607	$414,983

CASH AND CASH EQUIVALENTS, END OF PERIOD	$508,126	$3,208

Non-cash financing activities consist of the reinvestment of dividends totaling $9,338 and $0, respectively (in thousands).

See notes to financial statements.

F-4

Apollo Investment Corporation

Schedule of Investments (unaudited)

December 31, 2009

(in thousands)

Investments in Non-controlled/Non Affiliated Portfolio Companies—146.8%	Industry	Par Amount*	Cost	Fair Value(1)
CORPORATE DEBT—131.8%
BANK DEBT/SENIOR SECURED LOANS(2)—44.1%
1st Lien Bank Debt/Senior Secured Loans—1.2%
Fox Acquisition Sub LLC, 7/14/15	Broadcasting & Entertainment	$3,977	$3,543	$3,599
ATI Acquisition Company, 12/30/14	Education	19,250	18,480	18,817

Total 1st Lien Bank Debt/Senior Secured Loans			$22,023	$22,416

2nd Lien Bank Debt/Senior Secured Loans—42.9%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	£11,400	$19,935	$15,777
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	€3,961	5,484	4,870
Asurion Corporation, 7/3/15	Insurance	$148,300	146,972	144,593
BNY ConvergEx Group, LLC, 4/2/14	Business Services	54,000	53,601	54,000
C.H.I. Overhead Doors, Inc., 13.00%, 10/22/11	Building Products	15,000	15,013	13,500
Clean Earth, Inc., 13.00%, 8/1/14	Environmental	25,000	25,000	22,750
Datatel, Inc., 12/9/16	Education	20,000	19,921	20,200
Dresser, Inc., 5/4/15	Industrial	63,000	62,712	58,983
Educate, Inc., 6/14/14	Education	10,000	10,000	9,250
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,894	25,610
Generics International, Inc., 4/30/15	Healthcare	20,000	19,927	19,675
Gray Wireline Service, Inc., 12.25%, 2/28/13	Oil & Gas	77,500	77,049	43,167
Infor Enterprise Solutions Holdings, Inc., Tranche B-1, 3/2/14†	Business Services	5,000	5,000	3,550
Infor Enterprise Solutions Holdings, Inc., 3/2/14†	Business Services	15,000	14,878	10,788
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	6,029
IPC Systems, Inc., 6/1/15	Telecommunications	$44,250	41,055	32,303
Kronos, Inc., 6/11/15	Electronics	60,000	60,000	55,860
Penton Media, Inc., 2/1/14	Media	14,000	11,028	2,310
Quality Home Brands Holdings LLC, 6/20/13***	Consumer Products	40,564	40,075	11,236
Ranpak Corp., 12/27/14(3)†	Packaging	43,550	37,341	41,259
Ranpak Corp., 12/27/14(4)†	Packaging	€21,970	26,907	29,863
RSA Holdings Corp. of Delaware (American Safety Razor), 1/30/14	Consumer Products	$1,000	764	715
Sheridan Holdings, Inc., 6/15/15	Healthcare	67,847	66,914	62,148
Sorenson Communications, Inc., 2/18/14	Consumer Services	63,603	63,458	61,504
TransFirst Holdings, Inc., 6/15/15	Financial Services	36,001	35,024	33,013
Total 2nd Lien Bank Debt/Senior Secured Loans			$892,215	$782,953

TOTAL BANK DEBT/SENIOR SECURED LOANS			$914,238	$805,369

See notes to financial statements.

F-5

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

December 31, 2009

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—87.7%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650, 7/9/17	Retail	£40,554	$78,646	$56,779
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	$32,373	31,984	32,697
Allied Security Holdings LLC, 13.75%, 8/21/15	Business Services	20,000	19,651	20,500
Altegrity Inc., 11.75%, 5/1/16♦†	Diversified Service	14,639	9,555	13,380
Altegrity Inc., 10.50%, 11/1/15♦†	Diversified Service	9,500	8,143	8,806
AMH Holdings II, Inc. (Associated Materials), 20.00%, 12/01/14	Building Products	8,515	1,411	3,872
Angelica Corporation, 15.00%, 2/4/14	Healthcare	60,000	60,000	63,600
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14***	Direct Marketing	87,857	76,803	2,196
ATI Acquisition Company, L+1100, 12/30/15	Education	38,500	37,730	38,019
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	42,521	35,492	43,371
Booz Allen Hamilton Inc., 13.00%, 7/31/16	Consulting Services	23,435	23,100	23,845
Brenntag Holding GmbH & Co. KG, E+700, 01/18/16	Chemicals	€20,024	24,842	28,155
Catalina Marketing Corporation, 11.625%, 10/1/17♦†	Grocery	$42,175	39,622	44,600
Catalina Marketing Corporation, 10.50%, 10/1/15♦†	Grocery	5,000	5,085	5,281
Ceridian Corp., 13.00%, 11/15/15†	Diversified Service	53,250	53,250	52,185
Ceridian Corp., 11.25%, 11/15/15†	Diversified Service	36,000	35,219	36,180
Cidron Healthcare C S.á.R.L. (Convatec) E+950, 8/1/17	Healthcare	€7,933	12,408	10,699
Collect America, Ltd., 16.00%, 8/5/12♦	Consumer Finance	$40,843	40,451	40,843
Delta Educational Systems, Inc., 14.20%, 5/12/13	Education	19,459	19,037	19,653
DSI Renal Inc., 16.00%, 4/7/14	Healthcare	12,775	12,775	12,775
Dura-Line Merger Sub, Inc., 14.00%, 9/22/14	Telecommunications	42,074	41,480	42,074
European Directories (DH5) B.V., 15.735%, 7/1/16†	Publishing	€3,452	4,475	2,786
European Directories (DH7) B.V., E+950, 7/1/15†	Publishing	17,454	21,846	18,118
First Data Corporation, 11.25%, 3/31/16†	Financial Services	$40,000	33,645	36,160
First Data Corporation, 9.875%, 9/24/15†	Financial Services	45,500	39,963	42,315
FleetPride Corporation, 11.50%, 10/1/14♦†	Transportation	47,500	47,500	45,125
Fox Acquisition Sub LLC, 13.375%, 7/15/16♦	Broadcasting & Entertainment	25,000	24,799	21,070
FPC Holdings, Inc. (FleetPride Corporation), 0% /14.00%, 6/30/15♦†	Transportation	37,846	38,559	34,439
General Nutrition Centers, Inc., L+450, 3/15/14†	Retail	12,275	12,126	11,477
General Nutrition Centers, Inc., 10.75%, 3/15/15†	Retail	24,500	24,922	25,358
Goodman Global Inc., 13.50%, 2/15/16	Manufacturing	25,000	25,000	27,625
Hub International Holdings, 10.25%, 6/15/15♦	Insurance	25,000	24,228	22,750
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	10,209	10,209	4,866
KAR Holdings, Inc., 10.00%, 5/1/15	Transportation	794	683	854

See notes to financial statements.

F-6

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

December 31, 2009

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—(continued)
Laureate Education, Inc., 11.75%, 8/15/17♦	Education	$53,540	$49,827	$55,682
LVI Services, Inc., 15.25%, 11/16/12	Environmental	49,000	49,000	30,000
MW Industries, Inc., 14.50%, 5/1/14	Manufacturing	60,678	59,831	59,585
NCO Group Inc., 11.875%, 11/15/14	Consumer Finance	22,630	18,846	21,339
Nielsen Finance LLC, 0% / 12.50%, 8/1/16	Market Research	61,000	52,511	55,510
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15***	Direct Marketing	29,763	29,763	10,417
Pacific Crane Maintenance Company, L.P., 15.00%, 2/15/14***	Machinery	38,237	36,825	8,030
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco	17,723	17,723	17,745
Playpower Holdings Inc., 15.50%, 12/31/12♦	Leisure Equipment	97,184	97,184	81,149
QHB Holdings LLC (Quality Home Brands), 14.50%, 12/20/13***	Consumer Products	56,680	52,154	2,267
Ranpak Holdings, Inc., 15.00%, 12/27/15	Packaging	65,068	65,068	61,424
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 1/30/15	Consumer Products	55,479	55,479	36,339
The Servicemaster Company, 10.75%, 7/15/15♦	Diversified Service	52,173	47,653	54,781
TL Acquisitions, Inc. (Thomson Learning), 0% / 13.25%, 7/15/15♦†	Education	72,500	72,245	71,050
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15♦†	Education	22,000	20,617	21,258
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services	£15,079	28,535	20,211
US Foodservice, 10.25%, 6/30/15♦	Beverage, Food & Tobacco	$81,543	61,472	82,766
Varietal Distribution, 10.75%, 6/30/17	Distribution	22,204	21,652	20,492

Total Subordinated Debt/Corporate Notes			$1,811,024	$1,602,498

TOTAL CORPORATE DEBT			$2,725,262	$2,407,867

COLLATERALIZED LOAN OBLIGATIONS—1.3%
Babson CLO Ltd., Series 2008-2A Class E, L+975, 7/15/18♦	Asset Management	$11,539	$10,578	$10,464
Babson CLO Ltd., Series 2008-1A Class E, L+550, 7/20/18♦	Asset Management	10,652	7,844	7,182
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20♦	Asset Management	11,000	6,638	6,843

TOTAL COLLATERALIZED LOAN OBLIGATIONS			$25,060	$24,489

See notes to financial statements.

F-7

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

December 31, 2009

(in thousands, except shares)

	Industry	Shares	Cost	Fair Value(1)
PREFERRED EQUITY—2.0%
AHC Mezzanine LLC (Advanstar)**	Media	1	$1,063	$298
CA Holding, Inc. (Collect America, Ltd.) Series A	Consumer Finance	7,961	788	1,592
DSI Holding Company, Inc. (DSI Renal Inc.), 19.00%, 10/7/14***	Healthcare	32,500	52,962	8,511
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	18,592	19,443
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	332,500	5,204	5,204
Varietal Distribution Holdings, LLC, 8.00%	Distribution	3,097	3,777	1,336

TOTAL PREFERRED EQUITY			$82,386	$36,384

EQUITY—11.7%
Common Equity/Interests—11.3%
AB Capital Holdings LLC (Allied Security)**	Business Services	2,000,000	$2,000	$3,095
A-D Conduit Holdings, LLC (Duraline)**	Telecommunications	2,778	2,778	6,370
CA Holding, Inc. (Collect America, Ltd.) Series A**	Consumer Finance	25,000	2,500	2,935
CA Holding, Inc. (Collect America, Ltd.) Series AA**	Consumer Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica)**	Healthcare	6,000	6,000	8,838
Explorer Coinvest LLC (Booz Allen)	Consulting Services	430	4,300	7,370
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	164
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	5,000	10,995
Gray Energy Services, LLC Class H (Gray Wireline)**	Oil & Gas	1,081	2,000	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	17,500	175	2,691
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (5,6)	Industrial	1	—	40,991
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	2,500	—
MEG Energy Corp.(7)	Oil & Gas	2,176,722	55,006	67,522
New Omaha Holdings Co-Invest LP (First Data)**	Financial Services	13,000,000	65,000	39,000
PCMC Holdings, LLC (Pacific Crane)**	Machinery	40,000	4,000	—
Prism Business Media Holdings, LLC (Penton Media, Inc.)**	Media	68	14,947	516
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	3,356
RC Coinvestment, LLC (Ranpak Corp.)**	Packaging	50,000	5,000	4,549
Sorenson Communications Holdings, LLC Class A**	Consumer Services	454,828	45	6,578
Varietal Distribution Holdings, LLC Class A**	Distribution	28,028	28	—

Total Common Equity/Interests			$183,208	$205,829

See notes to financial statements.

F-8

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

December 31, 2009

(in thousands, except shares and warrants)

	Industry	Warrants	Cost	Fair Value(1)
Warrants—0.4%
CA Holding, Inc. (Collect America, Ltd.), Common	Consumer Finance	7,961	$8	—
DSI Holding Company, Inc. (DSI Renal Inc.), Common**	Healthcare	5,011,327	—	—
Fidji Luxco (BC) S.C.A., Common (FCI)(5)**	Electronics	48,769	491	$2,941
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common**	Education	9,820	98	1,510
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred**	Education	45,947	459	719
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred**	Education	104,314	1,043	1,631

Total Warrants			$2,099	$6,801

TOTAL EQUITY			$185,307	$212,630

Total Investments in Non-Controlled/ Non-Affiliated Portfolio Companies			$3,018,015	$2,681,370

Investments in Controlled Portfolio Companies—7.7%		Shares
PREFERRED EQUITY—2.8%
Grand Prix Holdings, LLC Series A, 12.00% (Innkeepers USA)	Hotels, Motels, Inns & Gaming	2,989,431	$98,426	$50,958

EQUITY
Common Equity/Interests—4.9%
AIC Credit Opportunity Fund LLC(8)	Asset Management		$71,565	$81,354
Grand Prix Holdings, LLC (Innkeepers USA)**	Hotels, Motels, Inns & Gaming	17,335,834	172,664	8,493

Total Common Equity/Interests			$244,229	$89,847

TOTAL EQUITY			$244,229	$89,847

Total Investments in Controlled Portfolio Companies			$342,655	$140,805

Total Investments—154.5%(9)			$3,360,670	$2,822,175

CASH EQUIVALENTS—27.4%	Industry	Par Amount*	Cost	Fair Value(1)
U.S. Treasury Bill, .055%, 4/1/10	Government	$500,000	$499,934	$499,934

Total Investments and Cash Equivalents—181.9%			$3,860,604	$3,322,109
Liabilities in Excess of Other Assets—(81.9%)				(1,495,411)

Net Assets—100.0%				$1,826,698

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).
(2)	Includes floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At December 31, 2009, the range of interest rates on floating rate bank debt was 4.68% to 10.50%.
(3)	Position is held across five US Dollar-denominated tranches with varying yields.
(4)	Position is held across three Euro-denominated tranches with varying yields.

F-9

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

December 31, 2009

(in thousands, except shares and warrants)

(5)	Denominated in Euro (€).
(6)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(7)	Denominated in Canadian dollars.
(8)	See Note 6.
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $184,535; aggregate gross unrealized depreciation for federal income tax purposes is $728,137. Net unrealized depreciation is $543,602 based on a tax cost of $3,865,711.
These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security
***	Non-accrual status (see note 2m)
†	Denote securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

See notes to financial statements.

F-10

Apollo Investment Corporation

Schedule of Investments (unaudited) (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2009
Education	10.1%
Healthcare	6.6%
Financial Services	6.0%
Insurance	5.9%
Diversified Service	5.9%
Retail	5.3%
Business Services	5.2%
Packaging	4.9%
Oil & Gas	3.9%
Asset Management	3.8%
Beverage, Food & Tobacco	3.6%
Industrial	3.5%
Manufacturing	3.1%
Grocery	2.9%
Leisure Equipment	2.9%
Telecommunications	2.9%
Transportation	2.8%
Consumer Services	2.4%
Consumer Finance	2.4%
Hotels, Motels, Inns & Gaming	2.1%
Electronics	2.1%
Market Research	2.0%
Environmental	1.9%
Consumer Products	1.8%
Consulting Services	1.1%
Chemicals	1.0%
Broadcasting & Entertainment	0.9%
Distribution	0.8%
Publishing	0.7%
Building Products	0.6%
Direct Marketing	0.4%
Machinery	0.4%
Media	0.1%

Total Investments	100.0%

See notes to financial statements.

F-11

Apollo Investment Corporation

Schedule of Investments‡

March 31, 2009

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies—168.0%	Industry	Par Amount*	Cost	Fair Value(1)
CORPORATE DEBT—148.5%
Bank Debt/Senior Secured Loans(2)—47.0%
1st Lien Bank Debt/Senior Secured Loans—0.1%
OTC Investors Corporation (Oriental Trading Company), 7/31/13	Direct Marketing	$2,226	$1,155	$1,124

2nd Lien Bank Debt/Senior Secured Loans—46.9%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	£11,400	$19,792	$11,961
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	€3,961	5,439	3,850
Advanstar Communications, Inc., 11/30/14	Media	$20,000	20,000	6,680
Asurion Corporation, 7/3/15	Insurance	150,300	148,798	122,795
BNY ConvergEx Group, LLC, 4/2/14	Business Services	50,000	49,818	43,850
C.H.I. Overhead Doors, Inc., 13.00%, 10/22/11	Building Products	15,000	15,018	11,250
Clean Earth, Inc., 13.00%, 8/1/14	Environmental	25,000	25,000	22,750
Dresser, Inc., 5/4/15	Industrial	61,000	60,924	47,266
Educate, Inc., 6/14/14	Education	10,000	10,000	7,728
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,861	22,386
Generics International, Inc., 4/30/15	Healthcare	20,000	19,917	16,343
Gray Wireline Service, Inc., 12.25%, 2/28/13	Oil & Gas	77,500	76,966	77,500
Infor Enterprise Solutions Holdings, Inc., Tranche B-1, 3/2/14†	Business Services	5,000	5,000	950
Infor Enterprise Solutions Holdings, Inc., 3/2/14†	Business Services	15,000	14,859	3,375
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	1,484
IPC Systems, Inc., 6/1/15	Telecommunications	$37,250	36,312	19,544
Kronos, Inc., 6/11/15	Electronics	60,000	60,000	44,460
Penton Media, Inc., 2/1/14	Media	14,000	10,650	9,884
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,256	39,830	30,252
Ranpak Corp., 12/27/14 (3)†	Packaging	12,500	12,500	11,108
Ranpak Corp., 12/27/14 (4)†	Packaging	€5,206	7,585	6,098
Sheridan Holdings, Inc., 6/15/15	Healthcare	$60,000	60,000	49,860
Sorenson Communications, Inc., 2/18/14	Consumer Services	62,103	62,103	54,443
TransFirst Holdings, Inc., 6/15/15	Financial Services	34,750	33,683	28,669

Total 2nd Lien Bank Debt/Senior Secured Loans			$828,318	$654,486

Total Bank Debt/Senior Secured Loans			$829,473	$655,610

See notes to financial statements.

F-12

Apollo Investment Corporation

Schedule of Investments (continued)‡

March 31, 2009

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—101.5%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650, 7/9/17	Retail	£39,526	$76,758	$39,942
Advanstar, Inc., L+700, 11/30/15	Media	$24,385	24,385	1,341
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	31,884	31,445	29,536
Allied Security Holdings LLC, 13.75%, 8/21/15	Business Services	20,000	19,621	17,500
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14♦	Building Products	52,155	51,422	14,655
Angelica Corporation, 15.00%, 2/4/14	Healthcare	60,000	60,000	60,000
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14***	Direct Marketing	76,962	76,803	4,233
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	15,611	15,611	13,879
Booz Allen Hamilton Inc., 13.00%, 7/31/16	Consulting Services	23,435	23,073	20,857
Brenntag Holding GmbH & Co. KG, E+700, 12/23/15	Chemicals	€19,725	24,412	21,396
Catalina Marketing Corporation, 11.625%, 10/1/17♦	Grocery	$31,959	30,327	27,165
Ceridian Corp., 12.25%, 11/15/15†	Diversified Service	50,000	50,000	42,750
Ceridian Corp., 11.25%, 11/15/15†	Diversified Service	36,000	35,140	31,788
Cidron Healthcare C S.á.R.L. (Convatec) E+950, 8/1/17	Healthcare	€7,668	12,028	8,603
Collect America, Ltd., 16.00%, 8/5/12♦	Consumer Finance	$38,136	37,658	36,647
Delta Educational Systems, Inc., 14.20%, 5/12/13	Education	19,271	18,777	19,126
DSI Renal Inc., 16.00%, 4/7/14	Healthcare	11,357	11,357	9,647
Dura-Line Merger Sub, Inc., 14.00%, 9/22/14	Telecommunications	41,218	40,561	39,033
Eurofresh, Inc., 0% / 14.50%, 1/15/14♦***†	Agriculture	26,504	24,303	199
Eurofresh, Inc., 11.50%, 1/15/13♦***†	Agriculture	50,000	50,000	11,250
European Directories (DH5) B.V., 15.735%, 7/1/16†	Publishing	€2,961	3,777	3,356
European Directories (DH7) B.V., E+950, 7/1/15†	Publishing	16,643	20,695	19,114
First Data Corporation, 11.25%, 3/31/16♦†	Financial Services	$40,000	33,203	32,080
First Data Corporation, 9.875%, 9/24/15†	Financial Services	45,500	39,489	35,945
FleetPride Corporation, 11.50%, 10/1/14 ♦†	Transportation	47,500	47,500	40,375
Fox Acquisition Sub LLC, 13.375%, 7/15/16♦	Broadcasting & Entertainment	25,000	24,785	20,825
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15♦†	Transportation	37,846	36,826	30,276
General Nutrition Centers, Inc., L+450, 3/15/14	Retail	15,275	15,070	9,375
Goodman Global Inc., 13.50%, 2/15/16	Manufacturing	25,000	25,000	24,025

See notes to financial statements.

F-13

Apollo Investment Corporation

Schedule of Investments (continued)‡

March 31, 2009

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—(continued)
Hub International Holdings, 10.25%, 6/15/15♦	Insurance	$25,000	$24,160	$19,666
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	9,582	9,582	719
KAR Holdings, Inc., 10.00%, 5/1/15	Transportation	48,225	44,404	27,488
Latham Manufacturing Corp., 20.00%, 12/30/12***	Leisure Equipment	37,920	34,190	15,168
Laureate Education, Inc., 11.75%, 8/15/17♦	Education	53,540	49,621	46,794
LVI Services, Inc., 14.75%, 11/16/12	Environmental	47,523	47,523	44,790
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing	60,000	59,067	56,220
NCO Group Inc., 11.875%, 11/15/14	Consumer Finance	22,630	18,487	19,427
Neff Corp., 10.00%, 6/1/15	Rental Equipment	5,000	5,000	725
Nielsen Finance LLC, 0% / 12.50%, 8/1/16	Market Research	61,000	47,500	37,430
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing	27,861	27,862	9,752
Pacific Crane Maintenance Company, L.P., 13.00%, 2/15/14	Machinery	34,170	34,170	22,210
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco	17,723	17,723	16,128
Playpower Holdings Inc., 15.50%, 12/31/12♦	Leisure Equipment	83,707	83,707	70,732
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery	14,616	14,464	13,626
QHB Holdings LLC (Quality Home Brands), 14.50%, 12/20/13	Consumer Products	50,938	50,273	36,293
Ranpak Holdings, Inc., 15.00%, 12/27/15	Packaging	58,217	58,217	50,300
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 1/30/15	Consumer Products	50,129	50,130	38,976
The Servicemaster Company, 10.75%, 7/15/15♦	Diversified Service	67,173	60,832	54,343
TL Acquisitions, Inc. (Thomson Learning), 0% / 13.25%, 7/15/15♦†	Education	72,500	69,587	57,347
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15♦†	Education	47,500	46,777	40,185
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services	£13,505	26,128	12,499
US Foodservice, 10.25%, 6/30/15♦	Beverage, Food & Tobacco	$30,000	23,812	25,710
US Investigations Services, Inc., 11.75%, 5/1/16♦†	Diversified Service	14,639	9,085	11,901
US Investigations Services, Inc., 10.50%, 11/1/15♦†	Diversified Service	9,500	7,991	8,075
Varietal Distribution, 10.75%, 6/30/17	Distribution	21,875	21,288	15,269
WDAC Intermediate Corp., E+600, 11/29/15	Publishing	€46,320	62,591	379
Total Subordinated Debt/Corporate Notes			$1,964,197	$1,417,070

TOTAL CORPORATE DEBT			$2,793,670	$2,072,680

See notes to financial statements.

F-14

Apollo Investment Corporation

Schedule of Investments (continued)‡

March 31, 2009

(in thousands, except shares)

	Industry	Shares	Cost	Fair Value(1)
PREFERRED EQUITY—4.0%
AHC Mezzanine LLC (Advanstar)**	Media	1	$1,063	—
DSI Holding Company, Inc. (DSI Renal Inc.), 19.00%, 10/7/14	Healthcare	32,500	50,514	$33,051
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	16,599	17,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	332,500	4,743	4,743
Varietal Distribution Holdings, LLC, 8.00%	Distribution	3,097	3,558	583

TOTAL PREFERRED EQUITY			$76,477	$55,969

		Par Amount*
COLLATERALIZED LOAN OBLIGATIONS—1.4%
Babson CLO Ltd., Series 2008-2A Class E, L+975, 7/15/18♦	Asset Management	$11,000	$9,993	$8,104
Babson CLO Ltd., Series 2008-1A Class E, L+550, 7/20/18♦	Asset Management	10,150	7,220	5,485
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20♦	Asset Management	11,000	6,509	5,389

TOTAL COLLATERALIZED LOAN OBLIGATIONS			$23,722	$18,978

		Shares
EQUITY—14.1%
Common Equity/Interests—13.8%
AB Capital Holdings LLC (Allied Security)	Business Services	2,000,000	$2,000	$2,000
A-D Conduit Holdings, LLC (Duraline)**	Telecommunications	2,778	2,778	3,760
AHC Mezzanine LLC (Advanstar)**	Media	10,000	10,000	—
CA Holding, Inc. (Collect America, Ltd.) Series A	Consumer Finance	25,000	2,500	4,162
CA Holding, Inc. (Collect America, Ltd.) Series AA	Consumer Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica)	Healthcare	6,000	6,000	5,770
Explorer Coinvest LLC (Booz Allen)	Consulting Services	430	4,300	7,376
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	3,520

See notes to financial statements

F-15

Apollo Investment Corporation

Schedule of Investments (continued)‡

March 31, 2009

(in thousands, except shares and warrants)

	Industry	Shares	Cost	Fair Value(1)
Common Equity/Interests—(continued)
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	$5,000	$8,463
Gray Energy Services, LLC Class H (Gray Wireline)**	Oil & Gas	1,081	2,000	3,590
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems)(5,6)	Industrial	1	—	43,264
Latham International, Inc. (fka Latham Acquisition Corp.)**	Leisure Equipment	33,091	3,309	—
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	2,500	—
MEG Energy Corp.(7) **	Oil & Gas	1,718,388	44,718	43,706
New Omaha Holdings Co-Invest LP (First Data)**	Financial Services	13,000,000	65,000	47,893
PCMC Holdings, LLC (Pacific Crane)**	Machinery	40,000	4,000	847
Prism Business Media Holdings, LLC (Penton Media, Inc.)**	Media	68	14,947	3,443
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	3,158
RC Coinvestment, LLC (Ranpak Corp.)**	Packaging	50,000	5,000	5,535
Sorenson Communications Holdings, LLC Class A	Consumer Services	454,828	45	5,943
Varietal Distribution Holdings, LLC Class A**	Distribution	28,028	28	—

Total Common Equity/Interests			$186,229	$193,289

		Warrants
Warrants—0.3%
DSI Holding Company, Inc. (DSI Renal Inc.), Common**	Healthcare	5,011,327	—	—
Fidji Luxco (BC) S.C.A., Common (FCI) (5)**	Electronics	48,769	$491	$2,591
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common**	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred**	Education	45,947	460	655
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred**	Education	104,314	1,043	1,308
Latham International, Inc., Common	Leisure Equipment	347,698	174	—

Total Warrants			$2,266	$4,554

TOTAL EQUITY			$188,495	$197,843

TOTAL INVESTMENTS IN NON-CONTROLLED /NON-AFFILIATED PORTFOLIO COMPANIES			$3,082,364	$2,345,470

See notes to financial statements.

F-16

Apollo Investment Corporation

Schedule of Investments (continued)‡

March 31, 2009

(in thousands, except shares)

Investments in Controlled Portfolio Companies—10.1%	Industry	Shares	Cost	Fair Value(1)
Preferred Equity—5.5%
Grand Prix Holdings, LLC Series A, 12.00% (Innkeepers USA)	Hotels, Motels, Inns & Gaming	2,989,431	$90,074	$76,557

EQUITY

Common Equity/Interests—4.6%
AIC Credit Opportunity Fund LLC(8)	Asset Management		$79,377	$57,294
Grand Prix Holdings, LLC (Innkeepers USA)**	Hotels, Motels, Inns & Gaming	17,335,834	172,664	7,570

Total Common Equity/Interests			$252,041	$64,864

TOTAL EQUITY			$252,041	$64,864

TOTAL INVESTMENTS IN CONTROLLED PORTFOLIO COMPANIES			$342,115	$141,421

TOTAL INVESTMENTS—178.1%(9)			$3,424,479	$2,486,891

LIABILITIES IN EXCESS OF OTHER ASSETS—(78.1%)				(1,090,753)

NET ASSETS—100.0%				$1,396,138

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).
(2)	Includes floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At March 31, 2009, the range of interest rates on floating rate bank debt was 4.92% to 9.16%.
(3)	Position is held across five US Dollar-denominated tranches with varying yields.
(4)	Position is held across three Euro-denominated tranches with varying yields.
(5)	Denominated in Euro (€).
(6)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(7)	Denominated in Canadian dollars.
(8)	See Note 6.
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $72,338; aggregate gross unrealized depreciation for federal income tax purposes is $1,016,662. Net unrealized depreciation is $944,324 based on a tax cost of $3,431,215.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security
***	Non-accrual status (see note 2m)
†	Denote securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.
‡	With the adoption of Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures, the Company has reclassified the Schedule of Investments dated March 31, 2009 to conform to the current period’s presentation.

See notes to financial statements.

F-17

Apollo Investment Corporation

Schedule of Investments (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2009
Education	7.9%
Healthcare	7.4%
Financial Services	6.3%
Diversified Service	6.0%
Insurance	5.7%
Oil & Gas	5.0%
Consumer Products	4.2%
Transportation	4.0%
Retail	3.9%
Industrial	3.6%
Leisure Equipment	3.5%
Hotels, Motels, Inns and Gaming	3.4%
Business Services	3.4%
Manufacturing	3.2%
Asset Management	3.1%
Packaging	2.9%
Environmental	2.7%
Telecommunications	2.5%
Consumer Finance	2.5%
Consumer Services	2.4%
Grocery	2.3%
Electronics	1.9%
Beverage, Food, & Tobacco	1.7%
Machinery	1.6%
Market Research	1.5%
Consulting Services	1.1%
Building Products	1.0%
Media	1.0%
Publishing	0.9%
Chemicals	0.9%
Broadcasting & Entertainment	0.8%
Distribution	0.6%
Direct Marketing	0.6%
Agriculture	0.5%
Rental Equipment	0.0%

Total Investments	100.0%

See notes to financial statements.

F-18

Apollo Investment Corporation

Notes To Financial Statements (unaudited)

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making equity investments in such companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870,000 from its initial public offering selling 62 million shares of common stock at a price of $15.00 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period, have been included.

Certain amounts were reclassified on the balance sheet for the year ended March 31, 2009 to conform to the current period’s presentation. Dividends receivable totaling $40,993 was reclassified into Investments (at value) as of March 31, 2009.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification (“ASC”) and the Hierarchy of Generally Accepted Accounting Principles,” which has become the source of authoritative U.S. GAAP recognized by the FASB to be applied to nongovernmental entities. This supersedes non-SEC accounting and reporting standards and was effective for financial statements issued for interim and annual periods ending after September 15, 2009. This adoption by the Company changed the Company’s references to U.S. GAAP accounting standards but did not impact the Company’s results of operations or financial position.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) Under procedures established by our Board of Directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we

F-19

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

typically utilize independent third party valuation firms to assist us in determining fair value. Investments maturing in 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. For the fiscal quarter ended December 31, 2009, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

In September 2006, the Financial Accounting Standards Board issued guidance related to Fair Value Measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This guidance was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We adopted this guidance for our first fiscal quarter ended June 30, 2008.

F-20

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

Accounting Standards Codification (“ASC”) 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

On October 10, 2008, revised guidance was issued which provides examples of how to determine fair value in a market that is not active. It did not change the fair value measurement principles set forth in ASC 820. Furthermore, on April 9, 2009, the FASB issued additional revised guidance which provides information on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. It also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to this guidance in the above circumstances, more analysis and significant adjustments to transaction or quoted prices may be necessary to estimate fair value. In addition, it requires disclosure of any changes in valuation techniques and related inputs resulting from the application. The total effect of the change in valuation techniques and related inputs must also be disclosed by major asset category. This revised guidance was effective for periods ending after June 15, 2009. The adoption did not have a material effect on the Company’s financial position or results of operations. Accounting Standards Update No. 2010-06, Improving Disclosure about Fair Value Measurements was released in January 2010 and is effective for periods beginning after December 15, 2009. This update improves financial statement disclosure around transfers in and out of level 1 and 2 fair value measurements, around valuation techniques and inputs and around other related disclosures. Transfers between levels, if any, are recognized at the end of the reporting period. See certain additional disclosures in Note 6.

(c) Gains or losses on the sale of investments are calculated by using the specific identification method.

(d) The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents contractual interest or dividends accrued and is added to the cost of the investment on the respective capitalization dates and generally becomes due at maturity. Loan origination fees, original issue discount, and market discounts are capitalized and we amortize such amounts into income. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned.

(e) The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

F-21

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

(f) Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts, as appropriate. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

(g) Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

(h) In accordance with Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies and ASC 810—Consolidation, the Company does not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company does not consolidate special purpose entities through which it holds investments subject to financing with third parties. At December 31, 2009, there were no such investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Also see note 6.

(i) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(j) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k) The Company records origination expenses related to its multi-currency revolving credit facility as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the facility.

(l) The Company records expenses related to shelf filings and other applicable offering costs as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with the AICPA Audit and Accounting Guide for Investment Companies.

(m) Loans and other investments, including certain preferred equity investments are generally placed on non-accrual status when principal or interest/dividend payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued, uncapitalized interest or dividends is generally reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and/or in management’s judgment, are likely to remain current. To the extent PIK interest or dividends are not expected to be realized, a reserve will be established as required by the AICPA Audit and Accounting Guide for Investment Companies.

F-22

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

(n) In May 2009, the FASB issued new guidance which sets forth principles and requirements for subsequent events, specifically (1) the period during which management should evaluate events or transactions that may occur for potential recognition and disclosure, (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and (3) the disclosures that an entity should make about events and transactions occurring after the balance sheet date. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company has adopted this guidance, which did not have a material impact on its financial statements. See note 14.

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement with Apollo Investment Management L.P. (the “Investment Adviser” or “AIM”), under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of Apollo Investment’s pre-incentive fee net investment income for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date) and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser.

F-23

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

For the three and nine months ended December 31, 2009, the Company accrued $13,903 and $39,839, respectively, in base investment advisory and management fees and $12,539 and $37,719, respectively, in performance-based incentive fees. For the three and nine months ended December 31, 2008, the Company accrued $14,681 and $47,057, respectively, in base investment advisory and management fees and $13,197 and $38,898, respectively, in performance-based incentive fees.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance.

For the three and nine months ended December 31, 2009, the Administrator was reimbursed $0 and $2,217, respectively, from Apollo Investment on the $1,260 and $3,767, respectively, of expenses accrued under the Administration Agreement. As of December 31, 2008, for the three and nine months ended December 31, 2008, the Administrator was reimbursed $479 and $3,202 respectively, from Apollo Investment on the $794 and $3,517, respectively, of expenses accrued under the Administration Agreement.

On December 21, 2009, Apollo Investment amended its Amended and Restated Senior Secured Revolving Credit Agreement dated March 31, 2006 (the “Facility”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders. The amendment extended the maturity date of certain lenders’ commitments totaling $1,178,750 until April 12, 2013, with the pricing reset to 300 basis points over LIBOR. Non-extended lenders whose commitments will expire on April 13, 2011 totaled $380,000. Pricing with respect to the non-extended commitments remains at 100 basis points over LIBOR. The Facility also permits Apollo Investment to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2,000,000. The Facility is used to supplement Apollo’s equity capital to make additional portfolio investments and for general corporate purposes. From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian and fund accounting agent for Apollo Investment.

Note 4. Net Asset Value Per Share

At December 31, 2009, the Company’s total net assets and net asset value per share were $1,826,698 and $10.40, respectively. This compares to total net assets and net asset value per share at March 31, 2009 of $1,396,138 and $9.82, respectively.

F-24

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

Note 5. Earnings (Loss) Per Share

The following information sets forth the computation of basic and diluted earnings (loss) per share for the three and nine months ended December 31, 2009 and December 31, 2008, respectively:

	Three months ended December 31,		Six months ended December 31,
	2009	2008	2009	2008
Numerator for increase (decrease) in net assets per share:	$79,523	$(475,543)	$273,154	$(641,655)
Denominator for basic and diluted weighted average shares:	166,343,539	142,221,335	153,862,926	138,567,744
Basic and diluted earnings (loss) per share:	$0.48	$(3.34)	$1.78	$(4.63)

Note 6. Investments

AIC Credit Opportunity Fund LLC—We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”), which was formed for the purpose of holding various financed investments. Effective in June 2008 and through AIC Holdco, we invested $39,500 in a special purpose entity wholly owned by AIC Holdco, AIC (FDC) Holdings LLC (“Apollo FDC”), which was used to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) from Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39,500 paying interest at LIBOR plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Reference Obligation”) due 2016 and paying interest at 11.25% per year. The Junior Note generally entitles Apollo FDC to the net interest and other proceeds due under the FDC Reference Obligation after payment of interest due under the Senior Notes, as described above. In addition, Apollo FDC is subject to 100% of any realized appreciation or depreciation in the FDC Reference Obligation. However, since the Senior Note is a non-recourse obligation, Apollo FDC is only exposed up to the amount of equity used by AIC Holdco to fund the purchase of the Junior Note plus any additional margin Apollo decides to post, if any, during the term of the financing.

Through AIC Holdco, effective in June 2008, we invested $11,375 in a special purpose entity wholly owned by AIC Holdco, AIC (TXU) Holdings LLC (“Apollo TXU”), which acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap with an unaffiliated third party expiring on October 10, 2013 and pursuant to which Apollo TXU pays interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Reference Obligation”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Reference Obligation and, since the total return swap is a non-recourse obligation, Apollo TXU is exposed up to the amount of equity used by AIC Holdco to fund the investment in the total return swap, plus any additional margin we decide to post, if any, during the term of the financing.

Through AIC Holdco, effective in September 2008, we invested $10,022 equivalent, in a special purpose entity wholly owned by AIC Holdco, AIC (Boots) Holdings, LLC (“Apollo Boots”), which acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Reference Obligations”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain

F-25

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Reference Obligations pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

Pursuant to applicable investment company accounting, we do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our balance sheet. The Senior Note, total return swap and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo Investment special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Reference Obligation, the TXU Reference Obligation or the Boots Reference Obligation, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time Apollo Investment may provide additional capital to AIC Holdco for purposes of funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended March 31, 2009, we provided $18,480 in additional capital to AIC Holdco. During the nine months ended December 31, 2009, $7,812 of net capital was returned to us from AIC Holdco.

Investments consisted of the following as of December 31, 2009 and March 31, 2009.

	December 31, 2009		March 31, 2009‡
	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured Loans	$914,238	$805,369	$829,473	$655,610
Subordinated Debt/Corporate Notes	1,811,024	1,602,498	1,964,197	1,417,070
Collateralized Loan Obligations	25,060	24,489	23,722	18,978
Preferred Equity	180,812	87,342	166,551	132,526
Common Equity/Interests	427,437	295,676	438,270	258,153
Warrants	2,099	6,801	2,266	4,554
Cash Equivalents	499,934	499,934	—	—

Totals	$3,860,604	$3,322,109	$3,424,479	$2,486,891

‡	Pursuant to fair value measurement and disclosure guidance, the Company has reclassified the above investment categories as of March 31, 2009 to conform to the current period’s presentation.

At December 31, 2009, our investments and cash equivalents were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value Measurement at Reporting Date Using:
Description	December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Bank Debt/Senior Secured Loans	$805,369	$—	$—	$805,369
Subordinated Debt/Corporate Notes	1,602,498	—	—	1,602,498
Collateralized Loan Obligations	24,489	—	—	24,489
Preferred Equity	87,342	—	—	87,342
Common Equity/Interests	295,676	—	—	295,676
Warrants	6,801	—	—	6,801

Total Investments	$2,822,175	$—	$—	$2,822,175
Cash Equivalents	499,934	499,934	—	—

Total Investments and Cash Equivalents	$3,322,109	$499,934	$—	$2,822,175

F-26

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

At March 31, 2009, our investments and cash equivalents were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value Measurement at Reporting Date Using:
Description	March 31, 2009‡	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Corporate Debt	$2,072,680	$—	$—	$2,072,680
Equity	262,707	—	—	262,707
Preferred Equity	132,526	—	—	132,526
Collateralized Loan Obligations	18,978	—	—	18,978

Total Investments	$2,486,891	$—	$—	$2,486,891
Cash Equivalents	—	—	—	—

Total Investments and Cash Equivalents	$2,486,891	$—	$—	$2,486,891

‡	Pursuant to fair value measurement and disclosure guidance, the Company has reclassified the above investment categories as of March 31, 2009 to conform to the current period’s presentation.

F-27

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the nine months ended December 31, 2009.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Bank Debt/ Senior Secured Loans	Subordinated Debt/Corporate Notes	Collateralized Loan Obligations	Preferred Equity	Common Equity/Interests	Warrants	Total
Beginning Balance, March 31, 2009‡	$655,610	$1,417,070	$18,978	$132,526	$258,153	$4,554	$2,486,891
Total realized gains or losses included in earnings	(15,189)	(255,347)	5	(1,941)	23,225	26	(249,221)
Total unrealized gains or losses included in earnings	64,992	338,523	4,173	(59,445)	48,357	2,413	399,013
Purchases, including capitalized PIK(1)	122,811	241,742	1,387	17,202	22,406	8	405,556
Sales	(22,855)	(139,490)	(54)	(1,000)	(56,465)	(200)	(220,064)
Transfer in and/or out of Level 3(2)	—	—	—	—	—	—	—

Ending Balance, December 31, 2009	$805,369	$1,602,498	$24,489	$87,342	$295,676	$6,801	$2,822,175

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$51,234	$103,795	$4,173	$(59,445)	$32,697	$2,239	$134,693

(1)	Includes amortization of discount on debt securities of approximately $1,253, $15,613, $292, $166, $0, $0 and $17,324, respectively.
(2)	There were also no transfers into or out of Level 1 or Level 2 fair value measurements during the period shown.
*	Pursuant to fair value measurement and disclosure guidance, the Company currently categories investments by class as shown above.
‡	With the adoption of fair value measurement and disclosure guidance, the Company has reclassified the beginning balance, March 31, 2009, to conform to the current period’s presentation.

F-28

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the nine months ended December 31, 2008.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Beginning Balance, March 31, 2008	$3,233,548
Total realized gains or losses included in earnings	(103,280)
Total unrealized gains or losses included in earnings	(778,900)
Purchases, including capitalized PIK(1)	440,408
Sales	(255,155)
Transfer in and/or out of Level 3	—

Ending Balance, December 31, 2008	$2,536,621

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.	$(837,177)

(1)	Includes amortization of discount on debt securities of approximately $24,752.

Note 7. Foreign Currency Transactions and Translations

At December 31, 2009, the Company had outstanding non-US borrowings on its multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound		£2,000	$3,565	$3,230	01/13/2010	$335
Euro		€7,500	11,131	10,760	01/14/2010	371
Euro		€13,000	18,591	18,652	01/14/2010	(61)
British Pound		£2,500	4,957	4,037	01/21/2010	920
Euro		€111	159	160	01/21/2010	(1)
Canadian Dollar	C$	11,000	10,398	10,493	01/21/2010	(95)
Canadian Dollar	C$	113	107	108	01/21/2010	(1)
British Pound		£153	246	247	01/21/2010	(1)
British Pound		£37,500	59,395	60,557	01/28/2010	(1,162)
Euro		€11,500	15,058	16,500	01/29/2010	(1,442)
Euro		€75,500	98,857	108,324	01/29/2010	(9,467)
Canadian Dollar	C$	29,700	25,161	28,330	02/22/2010	(3,169)
Canadian Dollar	C$	22,500	19,189	21,462	03/08/2010	(2,273)
Canadian Dollar	C$	15,000	13,035	14,308	03/29/2010	(1,273)
British Pound		£13,000	21,471	20,993	03/29/2010	478
Canadian Dollar	C$	3,000	2,318	2,862	03/30/2010	(544)

			$303,638	$321,023		$(17,385)

F-29

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

At March 31, 2009, the Company had outstanding non-US borrowings on its multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound		£2,000	$3,565	$2,867	4/06/2009	$698
Euro		€7,500	11,131	9,958	4/06/2009	1,173
British Pound		£2,500	4,957	3,583	4/17/2009	1,374
Euro		€76,500	95,910	101,569	4/27/2009	(5,659)
British Pound		£37,500	59,395	53,751	4/27/2009	5,644
Canadian Dollar	C$	29,700	25,161	23,606	5/20/2009	1,555
Canadian Dollar	C$	22,500	19,189	17,883	6/05/2009	1,306
Canadian Dollar	C$	3,000	2,318	2,385	6/30/2009	(67)

			$221,626	$215,602		$6,024

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the three and nine months ended December 31, 2009 were $0 and $0, respectively. The total amount of credits earned during the three and nine months ended December 31, 2008 were $95 and $227, respectively.

Note 9. Temporary Investments

Pending investment in longer-term portfolio holdings, Apollo Investment may make temporary investments in U.S. Treasury bills (of varying maturities), repurchase agreements and certain other high-quality, short-term debt securities. These temporary investments are generally deemed cash equivalents as defined by GAAP and are included in our Schedule of Investments. At the end of each fiscal quarter, Apollo Investment considers taking proactive steps with the objective of enhancing investment flexibility for the next quarter. For example, Apollo Investment may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and would typically close out its position on a net cash basis subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on its revolving credit facility, as it deems appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. Temporary investments with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy. There were $499,934 and $0 of temporary investments (as defined herein), at value, outstanding at December 31, 2009 and March 31, 2009, respectively.

Note 10. Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the

F-30

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at December 31, 2009 or March 31, 2009.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the nine months ended December 31, 2009 and the year ended March 31, 2009:

	Nine months ended December 31, 2009 (unaudited)	Year ended March 31, 2009
Per Share Data:
Net asset value, beginning of period	$9.82	$15.83

Net investment income	0.99	1.48
Net realized and unrealized gain (loss)	0.79	(5.74)

Net increase (decrease) in net assets resulting from operations	1.78	(4.26)
Dividends to stockholders(1)	(0.86)	(1.86)
Effect of anti-dilution (dilution)	(0.34)	0.11
Offering costs*	—	—

Net asset value at end of period	$10.40	$9.82

Per share market price at end of period	$9.54	$3.48

Total return(2)	202.8%	(73.90)%

Shares outstanding at end of period	175,718,539	142,221,335

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,826.7	$1,396.1

Ratio of net investment income to average net assets	9.78%	10.71%

Ratio of operating expenses to average net assets**	5.65%	6.35%
Ratio of credit facility related expenses to average net assets	0.94%	2.54%

Ratio of total expenses to average net assets**	6.59%	8.89%

Average debt outstanding	$1,032,856	$1,193,809

Average debt per share	$6.71	$8.56

Portfolio turnover ratio	6.5%	11.2%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America. Per share amounts reflect total dividends paid divided by average shares for the respective periods.
(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
*	Represents less than one cent per average share.
**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 5.65% and 6.59%, respectively, for the nine months ended December 31, 2009, inclusive of the expense offset arrangement (see Note 8). For the year ended March 31, 2009, the ratios were 6.33% and 8.87%, respectively.

F-31

Apollo Investment Corporation

Notes To Financial Statements (unaudited) (continued)

(in thousands except share and per share amounts)

Note 12. Credit Agreement and Borrowings

Under the terms of the Amended and Restated Senior Secured Revolving Credit Agreement dated March 31, 2006 (the “Facility”), as amended on December 21, 2009, the lenders agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1,558,750 at any one time outstanding. The Facility also permits Apollo Investment to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2,000,000. On December 21, 2009, Apollo Investment amended the Facility to extend the maturity date of certain lenders’ commitments totaling $1,178,750 until April 12, 2013. The commitments of certain non-extended lenders totaling $380,000 will mature on April 13, 2011. The Facility is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing with respect to the commitments of extended lenders is at 300 basis points over LIBOR while pricing with respect to the non-extended lenders remains at 100 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $725,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its consolidated subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before Apollo Investment can incur such additional debt, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities), (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s consolidated subsidiaries and (j) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Facility is used to supplement Apollo Investment’s equity capital to make additional portfolio investments and for other general corporate purposes.

The average debt outstanding on the credit facility was $1,032,856 and $1,216,205 for the nine months ended December 31, 2009 and 2008, respectively. The weighted average annual interest cost for the nine months ended December 31, 2009 was 1.53%, exclusive of 0.33% for commitment fees and for other prepaid expenses related to establishing the credit facility. The weighted average annual interest cost for the nine months ended December 31, 2008 was 4.38%, exclusive of 0.20% for commitment fees and for other prepaid expenses related to establishing the Facility. This weighted average annual interest cost reflects the average interest cost for all borrowings, including EURIBOR, CAD LIBOR, GBP LIBOR and USD LIBOR. The remaining capacity under the facility was $611,085 at December 31, 2009. At December 31, 2009, the Company was in compliance with all financial and operational covenants required by the Facility.

Note 13. Commitments and Contingencies

The Company has the ability to issue standby letters of credit through its revolving credit facility. At December 31, 2009 and December 31, 2008, the Company had issued standby letters of credit through JPMorgan Chase Bank, N.A. totaling $4,208 and $2,661, respectively.

Note 14. Subsequent Events

The Company has no material events to report subsequent to the measurement date of these financial statements through the date that such were issued on February 8, 2010.

F-32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Investment Corporation

We have reviewed the accompanying statements of assets and liabilities of Apollo Investment Corporation (the “Company”), including the schedule of investments, as of December 31, 2009 and the related statements of operations for the three and nine month periods ended December 31, 2009 and December 31, 2008, and the statement of cash flows for the nine month periods ended December 31, 2009 and December 31, 2008, and the statement of changes in net assets for the nine month period ended December 31, 2009. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the schedule of investments, as of March 31, 2009, and the related statement of operations, of cash flows, and statement of changes in net assets for the year then ended, and in our report dated May 29, 2009, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying statement of assets and liabilities as of March 31, 2009 and in the statement of changes in net assets for the year then ended, is fairly stated in all material respects in relation to the statement of assets and liabilities from which it has been derived.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

February 8, 2010

F-33

Base Prospectus dated August 6, 2009

$1,000,000,000

Common Stock

Preferred Stock

Warrants

Debt Securities

Apollo Investment Corporation is a closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, as well as by making direct equity investments in such companies. We fund a portion of our investment with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings, together or separately, up to $1,000,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on August 4, 2009 was $7.52 per share.

This prospectus, and the accompanying prospectus supplement, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or by calling us collect at (212) 515-3450 or on our website at www.apolloic.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 8 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,000,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be

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determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management”, “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments. From time to time, we may also invest in the securities of public companies as well as public companies whose securities are thinly traded.

Our portfolio is comprised primarily of investments in long-term subordinated debt, referred to as mezzanine debt, and senior secured loans of private middle-market companies, and from time to time includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our primary focus is to generate both current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and private equity, we may also invest a portion of the portfolio in opportunistic investments, including foreign securities. See “Risk Factors—Risks Related to Our Investments.”

AIM and its affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2009, we invested $435 million across 12 new and 13 existing portfolio companies. This compares to investing $1.8 billion in 27 new and 15 existing portfolio companies for the previous fiscal year ended March 31, 2008. Investments sold or prepaid during the fiscal year ended March 31, 2009 totaled $340 million versus $714 million for the fiscal year ended March 31, 2008. Total invested capital since our initial public offering in April 2004 through March 31, 2009 is $5.6 billion.

The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio at our current cost basis were 8.2%, 13.2% and 11.7%, respectively, at March 31, 2009. At March 31, 2008, the yields were 10.0%, 12.8%, and 12.0%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our available capital base changes. At March 31, 2009, our net portfolio consisted of 72 portfolio companies and was invested 27% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 10% in common equity and warrants measured at fair value versus 71 portfolio companies invested 22% in senior secured loans, 57% in subordinated debt, 6% in preferred equity and 15% in common equity and warrants at March 31, 2008.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2009, invested capital totals $5.6 billion in 124 portfolio companies. Over the same period, we also completed transactions with more than 85 different financial sponsors.

Senior secured loans and European mezzanine loans typically accrue interest at variable rates determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate, with stated maturities at origination that typically range from 5 to 10 years. While subordinated debt issued within the United States will typically accrue interest at fixed rates, some of these investments may include zero-coupon, PIK and/or step bonds that accrue income on a constant yield to call or maturity basis. At March 31, 2009, 69% or $1.5 billion of our interest-bearing investment portfolio is fixed rate debt and 31% or $0.7 billion is floating rate debt, measured at fair value. At March 31, 2008, 62% or $1.6 billion of our interest-bearing investment portfolio was fixed rate debt and 38% or $1.0 billion was floating rate debt, measured at fair value. At March 31, 2009, 1.26% of our investment portfolio was on non-accrual status measured at fair value as compared to 0.0% at March 31, 2008.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated team of investment professionals. AIM’s investment committee currently consists of John J. Hannan, the Chairman of our board of directors and Chairman of AIM’s Investment Committee; James C. Zelter, our Chief Executive Officer, a partner of AIM and a Vice President of the general partner of AIM; Patrick J. Dalton, our President and Chief Operating Officer, a partner of AIM and a Vice President and the Chief Investment Officer of the general partner of AIM; Rajay Bagaria, a partner of AIM and a Vice President of the general partner of AIM; and Justin Sendak, a partner of AIM and a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 19-year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our gross assets as well as an incentive fee. See “Management—Investment Advisory and Management Agreement.”

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Material U.S. Federal Income Tax Considerations.”

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by, or under the direction of, our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, and the audit committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value as determined in good faith by the board of directors.

Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

Use of Proceeds

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of investments in long-term subordinated debt, referred to as mezzanine debt, and senior secured loans of private middle-market companies, and from time to time includes equity interests such as common stock, preferred stock, warrants or options. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”

Dividends on Common Stock

We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see “Dividends.”

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing in order to “opt-out” of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

Plan of Distribution

We may offer, from time to time, up to $1,000,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”

Continued Use of Leverage

The availability of leverage depends upon the economic environment. Given current market conditions, there can be no assurance that we will be able to utilize leverage as anticipated, if at all, and we may determine or be required to reduce or eliminate our leverage over time. In recent months, the U.S. and international financial institutions and the global financial markets have been affected by a credit crisis. Beginning in October 2008, the United States federal government has enacted legislation authorizing expenditures in excess of $1.4 trillion to address the needs of troubled financial institutions and markets and to assist the U.S. economy. Whether these undertakings, or any future undertakings, will help stabilize the financial markets or improve the economy is unknown. The current global economic environment, and the potential systemic risk arising from illiquidity and rapid de-leveraging in the financial system at large, may continue to contribute to market volatility and may have long-term effects on the U.S. and international financial markets. We cannot predict how long the financial markets and economic environment will continue to be affected by these events and cannot predict the effects of these or similar events.

Our Corporate Information

Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)

Total common stockholder transaction expenses (as a percentage of offering price)	—	(3)
Annual expenses (as percentage of net assets attributable to common stock)(4):
Management fees	4.28	%(5)
Incentive fees payable under investment advisory and management agreement	3.70	%(6)
Other expenses	0.77	%(7)
Interest and other credit facility related expenses on borrowed funds	3.50	%(8)

Total annual expenses(9)	12.25	%(5 , [6], [7] , 8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$84	$243	$391	$718

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	“Net assets attributable to common stock” equals net assets as of March 31, 2009.

(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average gross total assets. Annual expenses are based on current fiscal year amounts. For more detailed information about our computation of average total assets, please see Notes 3 and 9 of our financial statements dated March 31, 2009 included in this prospectus.
(6)	Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2009. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”
(7)	“Other expenses” are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.
(8)	Our interest and other credit facility expenses are based on current fiscal year amounts. As of March 31, 2009, we had $0.642 billion available and $1.058 billion in borrowings outstanding under our $1.7 billion credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.
(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 6.37% of total assets. For a presentation and calculation of total annual expenses based on total assets, see page 31 of this base prospectus.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below and those set forth under the caption “Recent Developments” in the accompanying prospectus supplement. You should carefully consider these risk factors, together with all of the other information included in this base prospectus and accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus supplement are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities or warrants may decline, and you may lose all or part of your investment.

CERTAIN RISKS IN THE CURRENT ENVIRONMENT

To the extent applicable, the prospectus supplement used in connection with any offering of securities under this prospectus will highlight or discuss certain risk factors that may be more significant in the business environment at the time of such offering.

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which has had and could continue to result in a negative impact on our business and operations.

We believe that beginning in 2007 and through 2008, the global capital markets were in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our common stock at a price below net asset value per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, our portfolio companies may not be able to service or refinance their debt which could materially and adversely affect our financial condition as we would experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We may suffer credit losses.

Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during economic recession, such as the US and many other economies have been experiencing. See “Risks Related to Our Investments.”

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.

We depend on the diligence, skill and network of business contacts of the senior management of AIM. Members of our senior management may depart at any time. For a description of the senior management team, see “Management.” We also depend, to a significant extent, on AIM’s access to the investment professionals and partners of Apollo and the information and deal flow generated by the Apollo investment professionals in the course of their investment and portfolio management activities. The senior management of AIM evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of the senior management team of AIM. The departure of any senior managers of AIM, or of a significant number of the investment professionals or partners of Apollo, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that AIM will remain our investment adviser or that we will continue to have access to Apollo’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on AIM’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of AIM’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of AIM has substantial responsibilities under the investment advisory and management agreement, and with respect to certain members, in connection with their roles as officers of other Apollo funds.

They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we and AIM need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased in recent years among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in. As a result of these entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements and other financial covenants under loan and credit agreements, and could in some circumstances also become subject to such requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us to the IRS. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations in order to meet distribution and/or leverage requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

BDCs may issue and sell common stock at a price below net asset value per share only in limited circumstances, one of which is during the one-year period after stockholder approval. In August 2008, our stockholders approved a plan so that we may, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below the then current net asset value per share, subject to certain conditions including parameters on the level of permissible dilution, approval of the sale by a majority of our independent directors and a requirement that the sale price be not less than approximately the market price of the shares of our common stock at specified times, less the expenses of the sale. We are requesting renewal of that authority for up to 25% of our shares and for approval to issue long-term warrants and other rights at our upcoming annual meeting of stockholders scheduled for August 5, 2009. There is no assurance such approvals will be obtained.

In the event we sell, or otherwise issue, shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution and the investors who acquire shares in such offering may thereafter experience the same type of dilution from subsequent offerings at a discount. For example, if we sell an additional 10% of our common shares at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1000 of net asset value.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to pay dividends will be restricted if we fail to satisfy certain of our asset coverage ratios and other financial covenants and any amounts that we use to service our indebtedness are not available for dividends to our common stockholders.

The agreements governing our revolving credit facility require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, minimum shareholder equity and liquidity. As of March 31, 2009, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, during the year ended March 31, 2009, net unrealized depreciation in our portfolio increased and, in the event of further deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our portfolio may continue to increase in the future. Absent an amendment to our revolving credit facility, continued unrealized depreciation in our investment portfolio could result in non-compliance with certain covenants.

Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders, could accelerate repayment under the facilities and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends.

Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we issue fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Interest rate hedging activities do not protect against credit risk. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would not materially affect our investment income over a one-year horizon. In addition, we believe that our interest rate matching structure and our ability to hedge mitigates the effects any changes in interest rates may have on our investment income. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates we receive on many of our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our regulated investment company status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are not publicly traded. The fair value of these investments may not be readily determinable. We value these investments quarterly at fair value (based on FAS 157, its corresponding guidance and the principal markets in which these investments trade) as determined in good faith by our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these investments. The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to more liquid securities, indices and other market-related inputs, discounted cash flow, our principal market and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the debt markets have resulted in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio has reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on future market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Apollo has material non-public information regarding such portfolio company.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings, the dividend rates on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could adversely affect our investment returns.

Our executive officers and directors, and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between us and other Apollo funds, such other Apollo sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or AIM itself), have and may from time to time have overlapping investment objectives with us and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by us. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to us may be adversely affected and/or reduced. As a result, the partners of AIM may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo funds. In addition, in the event such investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, AIM our desired investment portfolio may be adversely affected. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by AIM or investment managers affiliated with AIM.

There are no information barriers amongst Apollo and certain of its affiliates. If AIM were to receive material non-public information about a particular company, or have an interest in investing in a particular company, Apollo or certain of its affiliates may be prevented from investing in such company. Conversely, if Apollo or certain of its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.

AIM and/or its affiliates and investment managers may determine that an investment is appropriate both for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

In the course of our investing activities, we pay management and incentive fees to AIM, and reimburse AIM for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of AIM has interests that differ from those of our common stockholders, giving rise to a conflict.

AIM receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee will not be payable to AIM unless the pre-incentive net investment income exceeds the performance threshold. To the extent we or AIM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide AIM with an incentive to induce our portfolio companies to prepay interest or other obligations in certain circumstances.

We have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor.

In the past following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may choose to pay dividends in our own common stock, in which case you may be required to pay federal income taxes in excess of the cash dividends you receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. Under IRS Revenue Procedure 2009-15, up to 90% of any such taxable dividend for a RIC’s taxable years ending on or before December 31, 2009 could be payable in our common stock with the 10% or greater balance paid in cash. The Internal Revenue Service has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the Internal Revenue Service continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends in cash and common stock (whether pursuant to Revenue Procedure 2009-15, a private letter ruling or otherwise). For a more detailed discussion, see “Dividends.”

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies are risky, and you could lose all or part of your investment.

Investment in middle-market companies is speculative and involves a number of significant risks including a high degree of risk of credit loss. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

We invest primarily in mezzanine debt and senior secured loans and we may not realize gains from our equity investments.

Mezzanine loans are unsecured and junior to other indebtedness of the issuer. As a consequence the holder of a mezzanine loan may lack adequate protection in the event the issuer becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the issuer defaults on its indebtedness. In addition, mezzanine loans of middle market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

Senior secured loans are the most senior form of indebtedness of an issuer and, due to the ability of the lender to sell the collateral to repay its loan in the event of default, the lender will likely experience more favorable recovery than more junior creditors in the event of the issuer defaults on its indebtedness.

When we invest in mezzanine and senior secured loans, we have and may continue to acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The US and most other economies have entered a recessionary period, which may be prolonged and severe. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our ability to invest in public companies may be limited in certain circumstances.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions) Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

When we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of AIM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies.

If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than public company competitors, which often are larger. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce AIM to make certain investments, including speculative investments.

The incentive fee payable by us to AIM may create an incentive for AIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AIM is determined, which is calculated separately in two components as a percentage of the income (subject to a performance threshold) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock pursuant to this prospectus. In addition, AIM receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, AIM may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to AIM also may create an incentive for AIM to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, while a portion of this incentive fee would be based on income that we have not yet received in cash and with respect to which we do not have a formal claw-back right against our investment adviser per se, the amount of accrued income to the extent written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to AIM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of AIM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay AIM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

Hedging transactions may expose us to additional risks.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

RISKS RELATED TO ISSUANCE OF OUR PREFERRED STOCK

An investment in our preferred stock should not constitute a complete investment program.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

Investing in our securities involves a high degree of risk and is highly speculative.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income in cash to obtain tax benefits as a RIC.

If we do not distribute at least 98% of our annual taxable income (excluding net long-term capital gains retained or deemed to be distributed) in the year earned, we generally will be required to pay a non-deductible excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the amount by which 98% of our annual taxable income available for distribution exceeds the distributions from such income for the current year.

Finally, if more stockholders opt to receive cash dividends rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make cash dividend payments.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of AIM’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, mezzanine loans and equity securities. Pending our investments in new debt investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DIVIDENDS

We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31st and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. On January 7, 2009, the Internal Revenue Service issued IRS Revenue Procedure 2009-15 that temporarily allows a RIC that is traded on an established securities market to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash. In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Material Federal Income Tax Considerations” for tax consequences to stockholders upon receipt of such dividends.

Revenue Procedure 2009-15 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2009. The Internal Revenue Service has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the Internal Revenue Service continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While it is generally expected that the Internal Revenue Service may continue such ruling policy, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2009-15, a private letter ruling or otherwise, we reserve the option to pay any future dividend in cash and stock. Moreover, no assurances can be given that we will be able to pay any dividend in cash and stock.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to shareholders.

The following table lists the quarterly dividends per share since shares of our common stock began being regularly quoted on The Nasdaq Global Select Market.

Declared Dividends
Fiscal Year Ending March 31, 2010
First Fiscal Quarter	$0.260
Fiscal Year Ended March 31, 2009
Fourth Fiscal Quarter	$0.260
Third Fiscal Quarter	$0.520
Second Fiscal Quarter	$0.520
First Fiscal Quarter	$0.520
Fiscal Year Ended March 31, 2008
Fourth Fiscal Quarter	$0.520
Third Fiscal Quarter	$0.520
Second Fiscal Quarter	$0.520
First Fiscal Quarter	$0.510
Fiscal Year Ended March 31, 2007
Fourth Fiscal Quarter	$0.510
Third Fiscal Quarter	$0.500
Second Fiscal Quarter	$0.470
First Fiscal Quarter	$0.450
Fiscal Year Ended March 31, 2006
Fourth Fiscal Quarter	$0.450
Third Fiscal Quarter	$0.440
Second Fiscal Quarter	$0.430
First Fiscal Quarter	$0.310
Fiscal Year Ended March 31, 2005
Fourth Fiscal Quarter	$0.260
Third Fiscal Quarter	$0.180
Second Fiscal Quarter	$0.045
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)	—

*	Commencement of operations

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2009, 2008, 2007, 2006 and the period ended March 31, 2005 are derived from our financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	For the Year Ended March 31, (dollar amounts in thousands, except per share data)				For the Period April 8, 2004* through March 31, 2005
	2009	2008	2007	2006
Statement of Operations Data:
Total Investment Income	$377,304	$357,878	$266,101	$152,827	$47,833
Net Expenses (including taxes)	$170,973	$156,272	$140,783	$63,684	$22,380
Net Investment Income	$206,331	$201,606	$125,318	$89,143	$25,453
Net Realized and Unrealized Gains (Losses)	$(818,210)	$(235,044)	$186,848	$31,244	$18,692
Net Increase (Decrease) in Net Assets Resulting from Operations	$(611,879)	$(33,438)	$312,166	$120,387	$44,145
Per Share Data:
Net Asset Value	$9.82	$15.83	$17.87	$15.15	$14.27
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4.39)	$(0.30)	$3.64	$1.90	$0.71
Distributions Declared	$1.820	$2.070	$1.930	$1.630	$0.485
Balance Sheet Data:
Total Assets	$2,548,639	$3,724,324	$3,523,218	$2,511,074	$1,733,384
Borrowings Outstanding	$1,057,601	$1,639,122	$492,312	$323,852	$0
Total Net Assets	$1,396,138	$1,897,908	$1,849,748	$1,229,855	$892,886
Other Data:
Total Return(1)	(73.9)%	(17.5)%	31.7%	12.9%	15.3%
Number of Portfolio Companies at Period End	72	71	57	46	35
Total Portfolio Investments for the Period	$434,995	$1,755,913	$1,446,730	$1,110,371	$894,335
Investment Sales and Prepayments for the Period	$339,724	$714,225	$845,485	$452,325	$71,730
Weighted Average Yield on Debt Portfolio at Period End	11.7%	12.0%	13.1%	13.1%	10.5%

*	Commencement of operations
(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan. Total return is not annualized.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We were incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds selling 62 million shares of our common stock at a price of $15.00 per share. Since then, and through March 31, 2009, we have raised approximately $1.4 billion in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted in 2006, the SEC expanded the definition of “eligible portfolio company” to include certain public companies that do not have any securities listed on a national securities exchange. The SEC recently adopted an additional new rule under the 1940 Act to expand the definition of “eligible portfolio company” to include companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million. This new rule became effective July 21, 2008.

Revenue

We generate revenue primarily in the form of interest and dividend income from the debt and preferred securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate. While U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of these investments may include zero coupon, payment-in-kind (“PIK”) and/or step-up bonds that accrue income on a constant yield to call or maturity basis. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments or PIK. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of dividends paid to us on common equity investments as well as revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including auditor and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organization and offering; and

•

all other expenses incurred by us or AIA in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, benchmarks LIBOR and EURIBOR, and offerings of our securities relative to comparative periods, among other factors.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page 5 rather than as a percentage of total assets. Total assets includes net assets as of March 31, 2009 and assets that have been funded with borrowed monies (leverage). For reference, the below chart illustrates our “Total annual expenses” as a percentage of total assets:

Annual expenses (as percentage of total assets):
Management fees	2.00	%(1)
Incentive fees payable under investment advisory and management agreement	2.03	%(2)
Other expenses	0.42	%(3)
Interest and other credit facility related expenses on borrowed funds	1.92	%(4)

Total annual expenses as a percentage of total assets	6.37	%(1,2,3,4)

(1)	The contractual management fee is calculated at an annual rate of 2.00% of our average gross total assets. Annual expenses are based on current fiscal year amounts. For more detailed information about our computation of average total assets, please see Notes 3 and 9 of our financial statements dated March 31, 2009 included in this base prospectus.
(2)	Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2009. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 1 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement” in this base prospectus.
(3)	“Other expenses” are based on estimated amounts for the current fiscal year and include our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.
(4)

Our interest and other credit facility expenses are based on current fiscal year amounts. As of March 31, 2009, we had $0.642 billion available and $1.058 billion in borrowings outstanding under our $1.7 billion credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

Portfolio and Investment Activity

During our fiscal year ended March 31, 2009, we invested $435 million across 12 new and 13 existing portfolio companies. This compares to investing $1.8 billion in 27 new and 15 existing portfolio companies for the previous fiscal year ended March 31, 2008. Investments sold or prepaid during the fiscal year ended March 31, 2009 totaled $340 million versus $714 million for the fiscal year ended March 31, 2008.

At March 31, 2009, our net portfolio consisted of 72 portfolio companies and was invested 27% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 10% in common equity and warrants measured at fair value versus 71 portfolio companies invested 22% in senior secured loans, 57% in subordinated debt, 6% in preferred equity and 15% in common equity and warrants at March 31, 2008.

The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio at our current cost basis were 8.2%, 13.2% and 11.7%, respectively, at March 31, 2009. At March 31, 2008, the yields were 10.0%, 12.8%, and 12.0%, respectively.

Since the initial public offering of Apollo Investment Corporation in April 2004 and through March 31, 2009, invested capital totals $5.6 billion in 124 portfolio companies. Over the same period, we also completed transactions with more than 85 different financial sponsors.

Senior secured loans and European mezzanine loans typically accrue interest at variable rates determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate, with stated maturities at origination that typically range from 5 to 10 years. While subordinated debt issued within the United States will typically accrue interest at fixed rates, some of these investments may include zero-coupon, PIK and/or step bonds that accrue income on a constant yield to call or maturity basis. At March 31, 2009, 69% or $1.5 billion of our interest-bearing investment portfolio is fixed rate debt and 31% or $0.7 billion is floating rate debt, measured at fair value. At March 31, 2008, 62% or $1.6 billion of our interest-bearing investment portfolio was fixed rate debt and 38% or $1.0 billion was floating rate debt. At March 31, 2009, 1.26% of our investment portfolio was on non-accrual status measured at fair value as compared to 0.0% at March 31, 2008.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid or thinly traded securities including debt and equity securities of middle market companies. Under procedures established by our board of directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We typically seek to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Given the general market dislocation, the lack of trading activity and the forced sellers we noted in the market during the fiscal year ended March 31, 2009, our research and diligence concluded that the limited but available market quotations on a number of performing or outperforming credits may not be representative of fair value under generally accepted accounting principles in the U.S. Accordingly, such investments went through our multi-step valuation process as described below. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Investments maturing in 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We adopted this statement for our first fiscal quarter ended June 30, 2008.

SFAS No. 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

On October 10, 2008, FASB Staff Position 157-3 – Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FAS 157-3”) was issued. FAS 157-3 provides examples of how to determine fair value in a market that is not active. FAS 157-3 did not change the fair value measurement principles set forth in FAS 157. Furthermore, on April 9, 2009, FASB Staff Position 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”) was issued. FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FAS 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to FAS 157-4, in the above circumstances, more analysis and significant adjustments to transactions or quoted prices may be necessary to estimate fair value. FAS 157-4 is effective for periods ending after June 15, 2009. We are currently reviewing FAS 157-4 and the future impact, if any, it will have on our financial position or results of operations.

Revenue Recognition

We record interest and dividend income on an accrual basis to the extent that we expect to collect such amounts. Some of our loans and securities may have contractual PIK interest or dividends, which represents contractual interest or dividends accrued and added to the balance that generally becomes due at maturity. On such loans and securities, we may not accrue PIK income if the portfolio company’s performance indicates that the PIK income is not collectible, among other factors. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount, and market discount are capitalized and we amortize such amounts as interest income. Upon the prepayment of a loan or security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results comparisons are for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.

Investment Income

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, gross investment income totaled $377.3 million, $357.9 million and $266.1 million, respectively. The increase in gross investment income from fiscal year 2008 to fiscal year 2009 was primarily due to changes in the composition of the portfolio as compared to the previous fiscal year. The increase in gross investment income from fiscal year 2007 to fiscal year 2008 was primarily due to the growth of our investment portfolio as compared to the previous fiscal year. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans.

Expenses

Net operating expenses totaled $170.5 million, $154.4 million and $139.7 million, respectively, for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, of which $111.3 million, $90.3 million and $98.5 million, respectively, were base management fees and performance-based incentive fees and $48.9 million, $55.8 million and $34.4 million, respectively, were interest and other credit facility expenses. Of these net operating expenses, general and administrative expenses totaled $10.3 million, $8.3 million and $6.8 million, respectively, for the fiscal years ended March 31, 2009, 2008 and 2007. Net expenses consist of base investment advisory and management fees, insurance expenses, administrative services fees, legal fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The increase in net expenses from fiscal 2008 to 2009 was primarily related to the increase in performance-based incentive expenses accrued during fiscal 2009 as compared to those accrued during fiscal 2008. Accrued performance-based incentive expenses for the fiscal year ended March 31, 2008 reflect an accrual reduction of $16.0 million attributable to the difference between the amount of net realized capital gains based incentive fees accrued at March 31, 2007 and what was ultimately earned and paid in December 31, 2007. The increase in net expenses from fiscal 2007 to 2008 were primarily related to increases in base management fees, performance-based incentive fees and other general and administrative expenses related to the growth of our investment portfolio as compared to the previous period. In addition, excise tax expense totaled $0.5 million, $1.9 million, and $1.1 million for the fiscal years ended March 31, 2009, 2008 and 2007.

Net Investment Income

Our net investment income totaled $206.3 million, $201.6 million and $125.3 million, or $1.48, $1.82, and $1.49, on a per share basis, respectively, for the fiscal years ended March 31, 2009, 2008 and 2007.

Net Realized Gains

We had investment sales and prepayments totaling $340 million, $714 million and $845 million, respectively, for the fiscal years ended March 31, 2009, 2008 and 2007. Net realized losses for the fiscal year ended March 31, 2009 were $83.7 million. Net realized gains for the fiscal years ended March 31, 2008 and 2007 were $54.3 million and $132.9 million, respectively.

Net Unrealized Appreciation (Depreciation) on Investments, Cash Equivalents and Foreign Currencies

For the fiscal years ended March 31, 2009 and 2008, net change in unrealized depreciation on our investments, cash equivalents, foreign currencies and other assets and liabilities totaled $734.5 million and $289.3 million, respectively. For the fiscal year ended March 31, 2007, net change in unrealized appreciation on our investments, cash equivalents, foreign currencies and other assets and liabilities totaled $54.0 million. A material increase in unrealized depreciation was recognized for the most recent fiscal year from significantly lower fair value determinations on many of our investments. Lower fair values were driven primarily from the general market dislocation, the illiquid capital markets, and the current market expectations for pricing increased credit risk and default assumptions.

Net Increase (Decrease) in Net Assets From Operations

For the fiscal years ended March 31, 2009 and 2008, we had a net decrease in net assets resulting from operations of $611.9 million and $33.4 million, respectively. For the fiscal year ended March 31, 2007, we had a net increase in net assets resulting from operations of $312.2 million. The loss per share was $4.39 and $0.30 for the years ended March 31, 2009 and 2008, respectively. For the year ended March 31, 2007, earnings per share were $3.64.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are generated and generally available through periodic follow-on equity offerings, through our senior secured, multi-currency $1.7 billion, five-year, revolving credit facility maturing in April 2011, through investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and prepayments of senior and subordinated loans and income earned from investments and cash equivalents. At March 31, 2009, we had $1.06 billion in borrowings outstanding and $0.64 billion of unused capacity. Given our asset coverage requirements, use of the capital resources available to us has been significantly curtailed due to the effect of unrealized depreciation on our leverage ratio. In addition, we currently expect any present liquidity needs to be met from continued cash flows from operations and investment sales and prepayments, among other actions. In the future, we may raise additional equity or debt capital from offerings hereunder, among other considerations. The primary use of funds will be investments in portfolio companies, cash distributions to our stockholders, reductions in debt outstanding and other general corporate purposes. On May 16, 2008, we closed on our most recent follow-on public equity offering of 22.3 million shares of common stock at $17.11 per share raising approximately $369.6 million in net proceeds.

	Payments due by Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Revolving Credit Facility(1)	$1,058	$—	$1,058	$—	$—

(1)	At March 31, 2009, $642 million remained unused under our senior secured revolving credit facility. Pricing of our credit facility is 100 basis points over LIBOR.

Information about our senior securities is shown in the following table as of each year ended March 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (dollars in thousands)(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2009	$1,057,601	$2,320	$—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which Apollo Investment Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which Apollo Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other. Please see Note 3 within our financial statements for more information.

Off-Balance Sheet Arrangements

We have the ability to issue standby letters of credit through its revolving credit facility. As of March 31, 2009 and March 31, 2008, we had issued through JPMorgan Chase Bank, N.A. standby letters of credit totaling $3.508 million and $14.435 million, respectively.

AIC Credit Opportunities Fund LLC

We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”), which was formed for the purpose of holding various financed investments. Effective in June 2008, we invested $39.50 million in a special purpose entity wholly owned by AIC Holdco, AIC (FDC) Holdings LLC (“Apollo FDC”), which was used to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39.50 million (the “Junior Note”) from Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39.50 million paying interest at Libor plus 1.50%, increasing over time to Libor plus 2.0%. The Trust used the aggregate $79.00 million proceeds to acquire $100 million face value of a senior subordinated loan of First Data Corporation (the “FDC Reference Obligation”) due 2016 and paying interest at 11.25% per year. The Junior Note generally entitles Apollo FDC to the net interest and other proceeds due under the FDC Reference Obligation after payment of interest due under the Senior Notes, as described above. In addition, Apollo FDC is entitled to 100% of any realized appreciation in the FDC Reference Obligation and, since the Senior Note is a non-recourse obligation, Apollo FDC is exposed up to the amount of equity used by AIC Holdco to fund the purchase of the Junior Note plus any additional margin Apollo decides to post, if any, during the term of the financing.

Through AIC Holdco, effective in June 2008, we invested $11.37 million in a special purpose entity wholly owned by AIC Holdco, AIC (TXU) Holdings LLC (“Apollo TXU”), which acquired exposure to $50 million notional amount of a Libor plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap with an unaffiliated third party expiring on October 10, 2013 and pursuant to which Apollo TXU pays interest at Libor plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Reference Obligation”). Like Apollo FDC,

Apollo TXU is entitled to 100% of any realized appreciation in the TXU Reference Obligation and, since the total return swap is a non-recourse obligation, Apollo TXU is exposed up to the amount of equity used by AIC Holdco to fund the investment in the total return swap, plus any additional margin we decide to post, if any, during the term of the financing.

Through AIC Holdco, effective in September 2008, we invested $10.02 million equivalent, in a special purpose entity wholly owned by AIC Holdco, AIC (Boots) Holdings, LLC (“Apollo Boots”), which acquired €23.38 million and £12.46 million principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Reference Obligations”), out of the proceeds of our investment and a multicurrency $40.87 million equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Reference Obligations pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

Pursuant to applicable investment company accounting, we do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our balance sheet. The Senior Note, total return swap and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Reference Obligation, the TXU Reference Obligation or the Boots Reference Obligation, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time we may provide additional capital to AIC Holdco for purposes of funding margin calls under one or more of the transactions described above. During the fiscal year ended March 31, 2009, we provided $18.48 million in additional capital to AIC Holdco.

Dividends

Dividends paid to stockholders for the fiscal years ended March 31, 2009, 2008 and 2007 totaled $258.8 million or $1.82 per share, $230.9 million or $2.07 per share, and $168.4 million or $1.93 per share, respectively. Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our Board of Directors.

We intend to continue to distribute quarterly dividends to our stockholders, however, we may not be able to maintain the current level of dividend payments, including due to regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. On January 7, 2009, the Internal Revenue Service issued IRS Revenue Procedure 2009-15 that temporarily allows a RIC that is traded on an established securities market to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared with respect to a taxable year ending on or before December 31, 2009 and (ii) each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all shareholders, which must be at least 10% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash. In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Material Federal Income Tax Considerations” for tax consequences to stockholders upon receipt of such dividends.

Revenue Procedure 2009-15 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2009. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2009. The Internal Revenue Service has also issued (and where Revenue Procedure 2009-15 is not currently applicable, the Internal Revenue Service continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedure 2009-15) if certain requirements are satisfied. While it is generally expected that the Internal Revenue Service may continue such ruling policy, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2009-15, a private letter ruling or otherwise, we reserve the option to pay any future dividend in cash and stock. Moreover, no assurances can be given that we will be able to pay any dividend in cash and stock.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders. For the fiscal years ended March 31, 2009, 2008 and 2007 upfront fees totaling $0.4 million, $0.1 million and $8.3 million, respectively, are being amortized into income over the lives of their respective loans to the extent such loans remain outstanding.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. During the fiscal year ended March 31, 2009, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. As the percentage of our U.S. mezzanine and other subordinated loans increase as a percentage of our total investments, we expect that more of the loans in our portfolio will have fixed rates. Accordingly, we may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the fiscal year ended March 31, 2009, we did not engage in interest rate hedging activities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We have submitted to our stockholders, for their approval, a proposal seeking authorization for our ability to sell shares of our common stock below net asset value (“NAV”) per share. The stockholders will vote on the proposal at our annual meeting of stockholders scheduled to be held on August 5, 2009. If our stockholders approve the proposal, we will have the ability, in one or more public or private offerings of our common stock, to sell or otherwise issue up to 25% of our shares of our common stock at any level of discount from NAV per share during the period beginning on the date of such stockholder approval and expiring on the earlier of the anniversary of the date of the August 5, 2009 annual meeting and the date of our 2010 annual meeting of stockholders, which is expected to be held in August 2010.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares and would not be below current market price;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering.

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering.

•	new investors who become shareholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%

Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—

Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering 200,000 shares rather than its 1.00% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—

Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—

Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—

Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on NASDAQ.

	Closing Sales Price				High Sales Price as a Percentage of NAV(2)	Low Sales Price as a Percentage of NAV(2)
	NAV(1)		High	Low			Declared Dividends
Fiscal Year Ending March 31, 2010
First Fiscal Quarter	$	**	$7.02	$3.97	**%	**%	$0.260
Second Fiscal Quarter (through August 4, 2009)	$	**	$7.52	$5.18	**%	**%	$—
Fiscal Year Ended March 31, 2009
Fourth Fiscal Quarter		$9.82	$9.76	$2.05	99%	21%	$0.260
Third Fiscal Quarter		$9.87	$15.85	$6.08	161%	62%	$0.520
Second Fiscal Quarter		$13.73	$17.99	$13.11	131%	95%	$0.520
First Fiscal Quarter		$15.93	$18.59	$14.33	117%	90%	$0.520
Fiscal Year Ended March 31, 2008
Fourth Fiscal Quarter		$15.83	$16.70	$14.21	105%	90%	$0.520
Third Fiscal Quarter		$17.71	$21.81	$16.32	123%	92%	$0.520
Second Fiscal Quarter		$18.44	$22.90	$19.50	124%	106%	$0.520
First Fiscal Quarter		$19.09	$24.13	$21.37	126%	112%	$0.510
Fiscal Year Ended March 31, 2007
Fourth Fiscal Quarter		$17.87	$24.12	$20.30	135%	114%	$0.510
Third Fiscal Quarter		$16.36	$23.27	$20.56	142%	126%	$0.500
Second Fiscal Quarter		$16.14	$20.81	$17.96	129%	111%	$0.470
First Fiscal Quarter		$15.59	$19.39	$17.74	124%	114%	$0.450
Fiscal Year Ended March 31, 2006
Fourth Fiscal Quarter		$15.15	$19.51	$17.81	129%	118%	$0.450
Third Fiscal Quarter		$14.41	$19.97	$17.92	139%	124%	$0.440
Second Fiscal Quarter		$14.29	$20.40	$17.63	143%	123%	$0.430
First Fiscal Quarter		$14.19	$18.75	$15.66	132%	110%	$0.310
Fiscal Year Ended March 31, 2005
Fourth Fiscal Quarter		$14.27	$17.62	$14.93	123%	105%	$0.260
Third Fiscal Quarter		$14.32	$15.13	$13.43	106%	94%	$0.180
Second Fiscal Quarter		$14.10	$14.57	$13.06	103%	93%	$0.045
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)		$14.05	$15.25	$12.83	109%	91%	—

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
*	Commencement of operations
**	NAV not yet determined

Our common stock recently has traded at prices both above and below our most recently calculated net asset value. There can be no assurance, however, that our shares will trade above, below or at our net asset value. The last reported closing market price of our common stock on August 4, 2009 was $7.52 per share. As of May 15, 2009, we had 108 shareholders of record.

BUSINESS

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed non-diversified management investment company that has filed an election to be treated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making equity investments in companies. From time to time, we may also invest in the securities of public companies as well as public companies whose securities are thinly traded.

We believe that our investment adviser is able to leverage the overall Apollo Global Management investment platform, resources and existing relationships with financial sponsors, financial institutions and other investment firms to provide us with attractive investments. In addition to deal flow, the Apollo investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Apollo’s senior partners have worked together for over 18 years and have substantial experience investing in senior loans, high yield bonds, mezzanine debt and private equity. We have access to the Apollo staff of approximately 175 professionals employed by Apollo who provide assistance in accounting, legal, compliance, technology and investor relations.

During our fiscal year ended March 31, 2009, we invested $435 million across 12 new and 13 existing portfolio companies. This compares to investing $1.8 billion in 27 new and 15 existing portfolio companies for the previous fiscal year ended March 31, 2008. Investments sold or prepaid during the fiscal year ended March 31, 2009 totaled $340 million versus $714 million for the fiscal year ended March 31, 2008. Total invested capital since our initial public offering in April 2004 through March 31, 2009 is $5.6 billion. The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio at our current cost basis were 8.2%, 13.2% and 11.7%, respectively, at March 31, 2009. At March 31, 2008, the yields were 10.0%, 12.8%, and 12.0%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our capital base changes. At March 31, 2009, our net portfolio consisted of 72 portfolio companies and was invested 27% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 10% in common equity and warrants measured at fair value versus 71 portfolio companies invested 22% in senior secured loans, 57% in subordinated debt, 6% in preferred equity and 15% in common equity and warrants at March 31, 2008.

Since our initial public offering in April 2004 and through March 31, 2009, invested capital totals $5.6 billion in 124 portfolio companies. Over the same period, we also completed transactions with more than 85 different financial sponsors.

Senior secured loans and European mezzanine loans typically accrue interest at variable rates determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate, with stated maturities at origination that typically range from 5 to 10 years. While subordinated debt issued within the United States will typically accrue interest at fixed rates, some of these investments may include zero-coupon, PIK and/or step bonds that accrue income on a constant yield to call or maturity basis. At March 31, 2009, 69% or $1.5 billion of our interest-bearing investment portfolio is fixed rate debt and 31% or $0.7 billion is floating rate debt, measured at fair value. At March 31, 2008, 62% or $1.6 billion of our interest-bearing investment portfolio was fixed rate debt and 38% or $1.0 billion was floating rate debt, measured at fair value. At March 31, 2009, 1.26% of our investment portfolio was on non-accrual status measured at fair value as compared to 0.0% at March 31, 2008.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated team of investment professionals. AIM’s investment committee currently consists of John J. Hannan, the Chairman of our board of directors and Chairman of AIM’s Investment Committee; James C. Zelter, our Chief Executive Officer, a partner of AIM and a Vice President of the general partner of AIM; Patrick J. Dalton, our President and Chief Operating Officer, a partner of AIM and a Vice President and the Chief Investment Officer of the general partner of AIM; Rajay Bagaria, a partner of AIM and a Vice President of the general partner of AIM; and Justin Sendak, a partner of AIM and a Vice President of the general partner of AIM. The composition of the Investment Committee of AIM may change from time to time. AIM draws upon Apollo’s 19-year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. AIA oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. AIM is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our gross assets as well as an incentive fee.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Investments

We seek to create a portfolio that includes primarily debt investments in mezzanine, senior secured loans and, to a lesser extent, private equity by generally investing approximately $20 million to $250 million of capital, on average, in the securities of middle-market companies. The average investment size will vary as the size of our capital base varies. Our target portfolio will generally be more heavily weighted toward mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans may have a fixed or floating interest rate. Additional upside can be generated from upfront fees, call protection including call premiums, equity co-investments or warrants. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns. Additionally, we may acquire investments in the secondary market if we believe the risk-adjusted returns are attractive.

Our principal focus is to provide capital to middle-market companies in a variety of industries. We generally seek to target companies that generate positive free cash flows. We also generally seek to invest in companies from the broad variety of industries in which Apollo’s investment professionals have direct expertise.

The following is a representative list of the industries in which Apollo has invested:

•	Building materials

•	Business services

•	Cable television

•	Chemicals

•	Communications

•	Consumer products

•	Distribution

•	Education

•	Energy/Utilities

•	Environmental services

•	Financial services

•	Food

•	Government services

•	Healthcare

•	Lodging/Leisure/Resorts

•	Manufacturing/Basic industry

•	Media

•	Packaging

•	Printing and publishing

•	Restaurants

•	Transportation

We may also invest in other industries if we are presented with attractive opportunities.

We may also invest through special purpose entities or other arrangements, including total return swaps and repurchase agreements, in order to obtain non-recourse financing or for other purposes.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. We may also co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

At March 31, 2009, our net portfolio consisted of 72 portfolio companies and was invested 27% in senior secured loans, 59% in subordinated debt, 4% in preferred equity and 10% in common equity and warrants measured at fair value. We expect that our portfolio will continue to include primarily mezzanine loans, and to a lesser extent, senior secured loans, and equity-related securities. In addition, we also expect to invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our risk-adjusted returns to stockholders. These investments may include, but are not limited to, securities of public companies and debt and equity securities of companies located outside of the United States.

While our primary focus is to generate both current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and private equity, we may also invest a portion of the portfolio in opportunistic investments, including foreign securities.

Listed below are our top ten portfolio companies and industries represented as a percentage of total assets for the years ended March 31, 2009 and 2008:

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2009

PORTFOLIO COMPANY	% of Total Assets	INDUSTRY	% of Total Assets
Asurion Corporation	4.8%	Education	7.4%
First Data Corporation	4.5%	Healthcare	6.5%
TL Acquisitions, Inc. (Thomson Learning)	3.8%	Financial Services	6.2%
Gray Wireline Service, Inc.	3.2%	Diversified Service	5.8%
Ceridian Corp.	2.9%	Insurance	5.6%
Ranpak Corporation	2.9%	Oil & Gas	4.9%
Playpower Holdings Inc.	2.8%	Consumer Products	4.1%
Fleetpride Corporation	2.8%	Transportation	3.9%
Grand Prix Holdings, LLC (Innkeepers USA)	2.7%	Retail	3.8%
Quality Home Brands Holdings	2.6%	Industrial	3.6%

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2008

PORTFOLIO COMPANY	% of Total Assets	INDUSTRY	% of Total Assets
Grand Prix Holdings, LLC (Innkeepers USA)	6.6%	Hotels, Motels, Inns and Gaming	6.6%
First Data Corporation	4.9%	Financial Services	6.1%
Asurion Corporation	3.1%	Oil & Gas	5.5%
TL Acquisitions, Inc. (Thomson Learning)	2.5%	Education	4.9%
GS Prysmian Co-Invest L.P. (Prysmian Cables)	2.5%	Business Services	4.3%
Gray Wireline Service, Inc.	2.2%	Industrial	4.0%
Associated Materials, Inc.	2.1%	Retail	3.8%
Fleetpride Corporation	2.1%	Insurance	3.5%
Quality Home Brands Holdings	2.0%	Diversified Service	3.4%
Ranpak Corporation	2.0%	Environmental	3.3%

Listed below is the geographic breakdown of the portfolio as of March 31, 2009 and 2008:

Geographic Region	% of Portfolio at March 31, 2009	Geographic Region	% of Portfolio at March 31, 2008
United States	90.9%	United States	86.8%
Canada	1.8%	Canada	2.1%
Western Europe	7.3%	Western Europe	11.1%

	100.0%		100.0%

Investment Selection

We are committed to a value oriented philosophy and will commit resources to managing downside exposure.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to utilize our access to information generated by our investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We generally seek to invest in portfolio companies that have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets, have established businesses and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Apollo. We believe that Apollo’s investment professionals have a reputation for, and many years of experience, conducting extensive due diligence investigations in their investment activities. In conducting their due diligence, Apollo’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of Apollo.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The investment committee

All new investments by us must be approved by the investment committee of AIM. The members of the investment committee receive no compensation from us. Such members are employees or partners of AIM and receive compensation or profit distributions from AIM, and in certain instances, from other Apollo affiliates. The members of the investment committee are listed below.

Rajay Bagaria: Partner of AIM and Member of AIM’s Investment Committee. Mr. Bagaria joined AIM in June 2004 as a Partner and became a member of the investment committee in 2009. Before joining AIM, Mr. Bagaria worked with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing.

Patrick J. Dalton: President and Chief Operating Officer of Apollo Investment. Mr. Dalton joined AIM in June 2004 as a partner and a member of AIM’s investment committee. He became an executive officer of Apollo Investment in November 2006. Mr. Dalton is also the Chief Investment Officer of AIM. Before joining Apollo Investment, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing from 2000 through 2004.

John J. Hannan: Chairman of the Board of Directors of Apollo Investment. Mr. Hannan became a director of Apollo Investment in March 2004 and was elected as Chairman of the board of directors in August 2006. Mr. Hannan has served on AIM’s investment committee since February 2006. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. (an investment manager affiliated with Apollo’s real estate investment funds) in 1993.

Justin Sendak: Partner of AIM and Member of AIM’s Investment Committee. Mr. Sendak joined Apollo in 2007 to concentrate on leveraged bank debt, high yield securities and alternative investment opportunities. Prior to joining Apollo Mr. Sendak was a Managing Director at Merrill Lynch & Co., specializing in underwriting and placing 144A high yield securities and leveraged loans involving transactions ranging between US$250 million to US$10 billion. Prior to joining Merrill Lynch & Co., Mr. Sendak was a Managing Director in Capital Markets at CIBC World Markets Corp. from 2002 to 2005. Prior to 2002, Mr. Sendak was a Managing Director in CIBC World Markets Corp’s Leveraged Finance Group, specializing in the structuring and placing of institutional bank debt.

James C. Zelter: Chief Executive Officer and Director of Apollo Investment. Mr. Zelter joined Apollo in 2006. Mr. Zelter became an executive officer of Apollo Investment in November 2006 and a director of Apollo Investment in 2008. He is the Managing Partner of Apollo Capital Management (“ACM”). The funds in the ACM platform include: Apollo Strategic Value Fund, AP Investment Europe, Apollo Asia Opportunity Fund and Apollo European Principal Finance Fund. ACM also includes Apollo Investment Management, L.P. the investment manager to Apollo Investment. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We seek to structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also seek to invest in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments over the term of the loan. We generally seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

In the case of our mezzanine and senior secured loan investments, we seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring an expected total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure; and

•

negotiating covenants and information rights in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority- interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments earlier, including, if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or in the event of the worsening of credit quality of a portfolio company.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. AIA provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

AIM monitors our portfolio companies on an ongoing basis. AIM monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company.

AIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the following:

•	Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, AIM also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected

2	Full return of principal and interest or dividend expected, with the portfolio company performing in accordance with our analysis of its business

3	Full return of principal and interest or dividend expected, but the portfolio company requires closer monitoring

4	Some loss of interest, dividend or capital appreciation expected, but still expecting an overall positive internal rate of return on the investment

5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

AIM monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, AIM reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Since this process necessarily involves the use of judgment and the engagement of independent valuation firms, there is no absolute certainty as to the value of our portfolio investments. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest is allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We expect to use the industry information of Apollo’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of AIM and of the senior partners of Apollo, enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We have a chief financial officer and a chief compliance officer with staffs and, to the extent necessary, they will hire additional personnel. These individuals are employees of Apollo Administration and perform their respective functions under the terms of the administration agreement. Certain of our other executive officers are managing partners of our investment adviser. Our day-to-day investment operations are managed by our investment adviser. AIM will hire additional investment professionals in the future. In addition, we reimburse AIA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer with staffs.

Properties

We do not own any real estate or other physical properties materially important to our operations. Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and AIM are not currently subject to any material legal proceedings.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

Pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (the “Exchange Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 under the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of eight members, six of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Interested Directors

Name	Age	Position	Director Since	Term Expires
John J. Hannan	56	Chairman of the Board since 2006	2004	2009
James C. Zelter	46	Director and Chief Executive Officer	2008	2009

Independent Directors
Name	Age	Position	Director Since	Term Expires
Ashok N. Bakhru	67	Director	2008	2009
Claudine B. Malone	73	Director	2007	2011
Frank C. Puleo	63	Director	2008	2011
Carl Spielvogel	80	Director	2004	2011
Elliot Stein, Jr	60	Director	2004	2010
Bradley J. Wechsler	57	Director	2004	2010

The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Patrick J. Dalton	40	President and Chief Operating Officer
Richard L. Peteka	48	Chief Financial Officer and Treasurer
John J. Suydam	49	Vice President and Chief Legal Officer
Gordon E. Swartz	62	Chief Compliance Officer and Secretary

The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Biographical information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Ashok N. Bakhru (67) Director. Mr. Bakhru became a director of Apollo Investment on October 16, 2008. Mr. Bakhru currently serves as the Chairman of the Board of the Goldman Sachs Group of Mutual Funds. Previously, Mr. Bakhru was the Chief Financial Officer and Chief Administrative Officer of Coty Inc. in New York City. Prior to that he served at Scott Paper Company in Philadelphia, where he held several senior management positions including Senior Vice President and Financial Officer roles. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Advisory Board of BoardIQ an investment publication. Mr. Bakhru has been actively involved with Cornell University, having served on its Council and Administrative Board over the past several years.

Claudine B. Malone (73) Director. Ms. Malone became a director of Apollo Investment on April 17, 2007. Ms. Malone is the President and Chief Executive Officer of Financial & Management Consulting Inc. of McLean, Virginia. She also currently serves as a director of Novell, Inc. and Aviva Life Insurance Company (USA). Previously, Ms. Malone was Chairman of the Board of the Federal Reserve Bank of Richmond from 1996 to 1999. She served as a visiting professor at the Colgate-Darden Business School of the University of Virginia from 1984 to 1987, an adjunct professor of the School of Business Administration at Georgetown University from 1982 to 1984 and an assistant and associate professor at the Harvard Graduate School of Business Administration from 1972 to 1981.

Frank C. Puleo (63) Director. Mr. Puleo became a director of Apollo Investment on February 4, 2008. Mr. Puleo currently serves as a Director of Commercial Industrial Finance Corp., Capital Markets Engineering & Trading Holdings, LLC, and SLM Corp. Previously Mr. Puleo was a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

Carl Spielvogel (80) Director. Ambassador Spielvogel became a director of Apollo Investment in March 2004. Amb. Spielvogel has been Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. In 2000-2001, Amb. Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. From 1994 to 1997, Amb. Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Amb. Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Amb. Spielvogel currently is a director of the Interactive Data Corporation, Inc. He is also a trustee to the Metropolitan Museum of Art; a member of the board of Trustees and Chairman of the Business Council of the Asia Society; a member of the board of trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations, and a member of the board of trustees of the Institute for the Study of Europe, at Columbia University, and a member of the Executive Committee of the Council of American Ambassadors.

Elliot Stein, Jr. (60) Director. Mr. Stein became a director of Apollo Investment in March 2004. Mr. Stein has served as chairman of Caribbean International News Corporation since 1985. He is also a managing director of Commonwealth Capital Partners as well as various private companies including Cloud Solutions LLC and Cohere Communications. Mr. Stein is a trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations.

Bradley J. Wechsler (57) Director. Mr. Wechsler became a director of Apollo Investment in April 2004. Mr. Wechsler has been the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation since May, 1996. He is currently sole Chairman, having relinquished his Co-Chief Executive Officer duties April 1, 2009. Previously Mr. Wechsler has had several executive positions in the entertainment industry and was a partner in the entertainment and media practice for a New York-based investment bank. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. In addition, he sits on the boards of The American Museum of the Moving Image, the Ethical Culture Fieldston Schools and Math for America.

Interested directors

John J. Hannan (56) Chairman of the Board of Directors of Apollo Investment. Mr. Hannan became a director of Apollo Investment in March 2004 and was elected as Chairman of the board of directors in August 2006. Mr. Hannan has served on AIM’s investment committee since February 2006. Mr. Hannan, a senior partner of Apollo, co-founded Apollo Management, L.P.in 1990 and Apollo Real Estate Advisors, L.P. (an investment manager affiliated with Apollo’s real estate investment funds) in 1993.

James C. Zelter (46): Director and Chief Executive Officer of Apollo Investment. Mr. Zelter joined Apollo in 2006. Mr. Zelter became an executive officer of Apollo Investment in November 2006 and a director of Apollo Investment in 2008. He is the Managing Partner of Apollo Capital Management (“ACM”). The funds in the ACM platform include: Apollo Strategic Value Fund, AP Investment Europe, Apollo Asia Opportunity Fund and Apollo European Principal Finance Fund. ACM also includes Apollo Investment Management, L.P. the investment manager to Apollo Investment. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Executive officers who are not directors

Patrick J. Dalton (40): President and Chief Operating Officer of Apollo Investment. Mr. Dalton joined AIM in June 2004 as a partner and a member of AIM’s investment committee. He became an executive officer of Apollo Investment in November 2006. Mr. Dalton is also the Chief Investment Officer of AIM. Before joining Apollo Investment, Mr. Dalton was a Vice President with Goldman, Sachs & Co.’s Principal Investment Area with a focus on mezzanine investing from 2000 through 2004.

Richard L. Peteka (48) Chief Financial Officer and Treasurer of Apollo Investment. Mr. Peteka joined Apollo Investment in June 2004 as its Chief Financial Officer and Treasurer. Prior to joining the firm, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies for Citigroup Asset Management. He joined Citigroup Asset Management as a Director in July 1999.

John J. Suydam (49) Vice President and Chief Legal Officer of Apollo Investment. Mr. Suydam joined Apollo in 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers LLP, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that time, Mr. Suydam served as chairman of the law firm O’Sullivan, LLP which specialized in representing private equity investors. Mr. Suydam serves on the board of directors of the Big Apple Circus. Mr. Suydam received his JD from New York University and graduated magna cum laude with a BA in History from the State University of New York at Albany.

Gordon E. Swartz (62) Chief Compliance Officer and Secretary of Apollo Investment. Mr. Swartz became the Chief Compliance Officer of Apollo Investment in October 2004. Prior to joining Apollo Investment, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and permissible non-audit services; and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Audit Committee is presently composed of six persons: Ms. Malone (Chair) and Messrs. Bakhru, Puleo, Spielvogel, Stein and Wechsler, all of whom are independent directors and are otherwise considered independent under the listing standards of NASDAQ Marketplace Rule 5605 (a)(2) (the “NASDAQ Listing Standards”). Our board of directors has determined that Ms. Malone and Mr. Bakhru are “audit committee financial experts” as that term is defined under Item 401 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website (http://www.apolloic.com). During the fiscal year ended March 31, 2009, the audit committee met four times.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Ms. Malone and Messrs. Bakhru, Puleo, Spielvogel, Stein (Chairman), and Wechsler, each of whom is independent for purposes of the 1940 Act and the NASDAQ Listing Standards. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee considers nominees recommended by our stockholders when such recommendations are submitted in accordance with our bylaws, our nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. During the fiscal year ended March 31, 2009, the nominating and corporate governance committee met six times.

Compensation committee

We do not have a compensation committee. Decisions regarding executive compensation are made by our entire board of directors.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation received by the independent directors and executive officers for the fiscal year ended March 31, 2009. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment	Pension or retirement benefits accrued as part of our expenses(1)	Total compensation from Apollo Investment paid to director/officer
Independent directors
Ashok Bakhru(2)	$65,038	None	$65,038
Claudine B. Malone	139,500	None	139,500
Frank C. Puleo(3)	131,500	None	131,500
Carl Spielvogel	134,500	None	134,500
Elliot Stein, Jr.	137,000	None	137,000
Gerald Tsai, Jr. (4)	37,186	None	37,186
Bradley J. Wechsler	124,500	None	124,500
Interested directors
John J. Hannan	None	None	None
James C. Zelter(5)	None	None	None
Executive Officers
Patrick J. Dalton	None	None	None
Richard L. Peteka(6)	None	None	None
John J. Suydam	None	None	None
Gordon E. Swartz(6)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits
(2)	Ashok Bakhru became a director on October 16, 2008.
(3)	Effective as of February 4, 2008, Mr. Puleo became a director.
(4)	Gerald Tsai, Jr. died on July 9, 2008.
(5)	James C. Zelter is also an executive officer of Apollo Investment Corporation.
(6)	Richard L. Peteka and Gordon E. Swartz are employees of Apollo Investment Administration.

The annual fee for each independent director is $100,000. Each independent director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receives $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chair of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

AIM serves as our investment adviser and is controlled by Apollo. AIM is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, AIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

AIM’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

Pursuant to the investment advisory and management agreement, we pay AIM a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the fiscal years ended March 31, 2009, 2008 and 2007, AIM accrued $59,686, $59,871 and $40,569, respectively, in base investment advisory and management fees and $51,583, $30,449 and $57,912, respectively, in incentive fees.

The base management fee is calculated at an annual rate of 2.00% of our average gross assets. The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee.

We pay AIM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date) and will equal 20% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Performance threshold(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed performance threshold, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Performance threshold(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, in excess of the performance threshold(4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Performance threshold(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.30%

Incentive fee = 100% × (2.1875% – 1.75%) + (20% × (pre-incentive fee net investment income – 2.1875%))

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.30% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized performance threshold.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	This provides our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income when our net investment income equals or exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

•	20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

•	$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”

(1)	As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to: calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

The continuation of our investment advisory and management agreement was approved by our board of directors on March 13, 2009. Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory and management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon AIM’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIM’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

AIM is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of AIM are at 9 West 57th Street, New York, NY 10019.

Portfolio Manager

Patrick J. Dalton, as Chief Investment Officer of AIM, is primarily responsible for the day-to-day management of our investment portfolio. He is a partner of our investment adviser and receives a compensation package from it that includes a base salary and variable incentive compensation based primarily on our performance. The dollar range of equity securities purchased and beneficially owned by Mr. Dalton in Apollo Investment is $50,001—$100,000 as of December 31, 2008.

Board Approval of the Investment Advisory and Management Agreement

At a meeting of our board of directors held on March 13, 2009, the board, including our directors who are not “interested persons” as defined in the 1940 Act, voted to approve the continuation of the investment advisory and management agreement between us and AIM for another annual period in accordance with the requirements of the 1940 Act. Our independent directors had the opportunity to consult in executive session with their counsel regarding the approval of such agreement. In reaching a decision to approve the continuation of the investment advisory and management agreement, our board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of the advisory and other services provided and to be provided to us by the investment adviser;

•	the investment performance of us and our investment adviser;

•

the reasonableness of the fee payable by us to the investment adviser in light of comparative performance, expense and advisory fee information, costs of the services provided, and profits realized and benefits derived or to be derived by the investment adviser from its relationship with us;

•	the potential for economies of scale to be realized by the investment adviser in managing our assets and the extent to which material economies of scale may be shared with us; and

•	various other matters.

In approving the continuation of the investment advisory and management agreement, our board of directors, including the directors who are not “interested persons,” made the following determinations:

•

Nature, Extent and Quality of Services.    Our board of directors received and considered information regarding the nature, extent and quality of the investment selection process employed by the investment adviser. In addition, our board of directors received and considered other information regarding the administrative and other services rendered to us by affiliates of the investment adviser and noted information received at regular meetings throughout the year related to the services rendered by the investment adviser in its management of our affairs. Our board of directors also considered the backgrounds and responsibilities of the investment adviser’s senior personnel and their qualifications and experience in connection with the types of investments made by us. The board noted recent additions to the investment adviser’s personnel and the investment adviser’s commitment to providing us with qualified investment and compliance personnel. Our board also considered the financial resources available to the investment adviser. Our board of directors determined that the nature, extent and quality of the services provided by the investment adviser are adequate and appropriate.

•

Investment Performance.    Our board of directors reviewed the long-term and short-term investment performance of Apollo Investment and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally-managed business development companies. Our board of directors concluded that the investment adviser was delivering results consistent with our investment objective and that our relative investment performance was competitive with comparable business development companies in a difficult market environment.

•

The reasonableness of the fee payable by us to the investment adviser.    Our board of directors considered comparative data based on publicly available information and information provided by a third party retained to provide comparative data on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our operating expenses and expense ratio compared to other business development companies, including business development companies with similar investment objectives. Based upon its review, the board of directors concluded that the fees payable under the investment advisory and management agreement are reasonable compared to other business development companies and in light of the services provided by the investment adviser and the costs to the investment adviser of providing such services. In addition, our board of directors concluded that our expenses as a percentage of net assets attributable to common stock are reasonable as compared to other business development companies.

•

Economies of Scale.    Our board of directors considered information about the potential of the investment adviser to realize economies of scale in managing our assets, and determined that at this time there were no economies of scale to be realized by the investment adviser and that, to the extent any such material economies of scale were to be realized by the investment adviser, our board of directors would seek to have such economies of scale shared with us.

Based on the information reviewed and the discussions above, our directors (including those directors who are not “interested persons”) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and approved the continuation of the investment advisory and management agreement with the investment adviser as being in the best interests of Apollo Investment and its stockholders.

In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, AIA furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, AIA also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, AIA assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, AIA also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.

At the fiscal years ended March 31, 2009, 2008 and 2007, AIA was reimbursed $3,247, $3,162 and $2,237, respectively, from us on the $4,794, $3,450 and $2,437, respectively, of expenses accrued under the administration agreement. For administrative expenses accrued during the most recently completed fiscal quarter, please see “Management’s Discussion and Analysis of Financial Condition and Result of Operations—Results of Operations—Expenses.”

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIA and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIA’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with Apollo pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we will have a right to use the Apollo name, for so long as AIM or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into the investment advisory and management agreement with AIM. Our senior management and our chairman of the board of directors have ownership and financial interests in AIM. Our senior management also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and other members of Apollo intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” In addition, pursuant to the terms of the administration agreement, AIA provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. AIM is the sole member of and controls AIA.

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of March 31, 2009, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of March 31, 2009, certain ownership information with respect to our common stock for those persons who directly or indirectly owned, controlled or held with the power to vote, 5% or more of our outstanding common stock as of that date and all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table had sole voting and investment power over such securities.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC(2)	Beneficial	1,009,216	*	%
Bay Pond Partners, L.P. and Wellington Hedge Management, LLC(3)	Beneficial	7,420,900	5.22%
All officers and directors as a group (12 persons)(4)	Beneficial	189,285	*	%

*	Represents less than 1%.
(1)	All of our common stock is owned of record by Cede & Co., as nominee of the Depository Trust Company.
(2)	AIC Co-Investors LLC is a special purpose entity related to Apollo Investment Management. The address for AIC Co-Investors LLC is 9 West 57th Street, New York, NY 10019.
(3)	Based on regulatory filings, Bay Pond Partners, L.P. and Wellington Hedge Management, LLC, each with address c/o Wellington Management Company, LLP 75 State Street, Boston, Massachusetts 02109 each, retains (a) shared power to vote or to direct the vote as to 7,420,900 shares and (b) shared power to dispose or to direct the disposition of 7,420,900 shares.
(4)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of March 31, 2009. (We are not part of a “family of investment companies,” as that term is defined in the proxy rules under the federal securities laws). Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Apollo Investment(1)
Independent Directors
Ashok N. Bakhru	$50,001 – $100,000
Claudine B. Malone	$10,001 – $50,000
Frank C. Puleo	$10,001 – $50,000
Carl Spielvogel	$10,001 – $50,000
Elliot Stein, Jr.	$50,001 – $100,000
Bradley J. Wechsler	$100,001 – $500,000
Interested Directors and Executive Officers
John J. Hannan	$100,001 – $500,000	(2)
James C. Zelter	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
(2)	Reflects pecuniary interests in AIC Co-Investors LLC. Mr. Hannan disclaims beneficial ownership of shares held by AIC Co-Investors LLC.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2009. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security we may own assuming we exercise our warrants or options after dilution. See the financial statements to this base prospectus and any accompanying prospectus supplement for information regarding the fair value of these securities and for the general terms of any loans to the portfolio companies.

The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and with respect to which we have no other affiliations. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Companies More Than 25% Owned
AIC Credit Opportunity Fund c/o Apollo Investment Corporation 9 West 57th Street New York, NY 10019	Asset Management	Common Equity/ Equity Interests	100%

Grand Prix Holdings, LLC (Innkeepers USA) 340 Royal Poinciana Way Suite 306 Palm Beach, FL 33480	Hotels, Motels, Inns & Gaming	Preferred Equity, Common Equity/ Equity Interests	99.60 96.1	% %

Companies 5% to 25% Owned
None

Companies Less Than 5% Owned
AB Acquisitions UK Topco 2 Limited (Alliance Boots) 4th Floor, 361 Oxford Street Sedley Place London, W1C 2JL United Kingdom	Retail	Subordinated Debt/ Corporate Notes, Bank Debt/ Senior Secured Loans

AB Capital Holdings LLC (Allied Security) Eight Tower Bridge 161 Washington Street, Suite 600 Conshohocken, PA 19428	Business Services	Common Equity/ Equity Interests	0.66%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
A-D Conduit Holdings, LLC (Duraline) 835 Innovation Drive Knoxville, TN 37932	Telecommunications	Common Equity/ Equity Interests	4.46%

Advanstar Communications, Inc. 641 Lexington Avenue 8th Floor New York, NY 10022	Media	Bank Debt/ Senior Secured Loans	—

Advanstar, Inc. 641 Lexington Avenue 8th Floor New York, NY 10022	Media	Subordinated Debt/ Corporate Notes	—

Advantage Sales & Marketing Inc. 19100 Von Karman Avenue Suite 300 Irvine, CA 92612	Grocery	Subordinated Debt/ Corporate Notes	—

AHC Mezzanine LLC (Advanstar) 641 Lexington Avenue 8th Floor New York, NY 10022	Media	Common Equity/ Equity Interests	3.04%

Allied Security Eight Tower Bridge 161 Washington Street, Suite 600 Conshohocken, PA 19428	Business Services	Subordinated Debt./ Corporate Notes	—

AMH Holdings II, Inc., (Associated Materials). 3773 State Road Cuyahoga Falls, OH 44233	Building Products	Subordinated Debt / Corporate Notes	—

Angelica Corporation 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30004	Healthcare	Subordinated Debt/ Corporate Notes	—

Arbonne Intermediate Holdco Inc. (Natural Products Group LLC) 9400 Jeronimo Irvine, CA 92618	Direct Marketing	Subordinated Debt/ Corporate Notes	—

Asurion Corporation 648 Grassmere Park Suite 300 Nashville, TN 37211	Insurance	Bank Debt/ Senior Secured Loans	—

Babson CLO Ltd c/o Apollo Investment Corporation 9 West 57th Street New York, NY 10019	Asset Management	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Booz Allen Hamilton 8283 Greensboro Drive McLean, VA 22102	Consulting Services	Subordinated Debt/ Corporate Notes	—

BNY Convergex Group, LLC The Bank of New York One Wall Street New York, NY 10286	Business Services	Subordinated Debt/ Corporate Notes Bank Debt/ Senior Secured Loans	—

Brenntag Holding GmbH & Co. Stinnes-Platz 1 45472 Mülheim an der Ruhr Germany	Chemicals	Subordinated Debt/ Corporate Notes	—

CA Holding, Inc. (Collect America, Ltd.) 370 17th Street Denver, CO 80202	Consumer Finance	Common Equity/ Equity Interests	1.30%

Catalina Marketing Corporation 200 Carillon Parkway St. Petersburg, FL 33716	Grocery	Subordinated Debt/ Corporate Notes	—

Ceridian Corp. 3311 E. Old Shakopee Road Minneapolis, MN 55425	Diversified Service	Subordinated Debt/ Corporate Notes	—

C.H.I. Overhead Doors, Inc. 1485 Sunset Drive Arthur, IL 61911	Building Products	Bank Debt/ Senior Secured Loans	—

Cidron Healthcare C.S.à.R.L. (Convatec) 100 Headquarters Park Drive Skillman, NJ 08558	Healthcare	Subordinated Debt/ Corporate Notes

Clean Earth, Inc. 334 South Warminster Road Hatboro, PA 19040	Environmental	Bank Debt/ Senior Secured Loans	—

Clothesline Holdings, Inc. (Angelica) 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30004	Healthcare	Common Equity/ Equity Interests	3.77%

Collect America, Ltd. 370 17th Street Denver, CO 80202	Financial Services	Subordinated Debt/ Corporate Notes	—

Delta Educational Systems, Inc. 144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Education	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
DSI Renal Inc. 511 Union Street Suite 1800 Nashville, TN 37219	Healthcare	Subordinated Debt/ Corporate Notes	—

DSI Holding Company, Inc. (DSI Renal Inc.) 511 Union Street Suite 1800 Nashville, TN 37219	Healthcare	Common Stock Warrants	—

Dresser, Inc. 15455 Dallas Parkway Addison, TX 75001	Industrial	Bank Debt/ Senior Secured Loans	—

Dura-Line Merger Sub, Inc. 835 Innovation Drive Knoxville, TN 37932	Telecommunications	Subordinated Debt/ Corporate Notes	—

Educate, Inc. 1001 Fleet Street Baltimore, MD 21202	Education	Bank Debt/ Senior Secured Loans	—

Eurofresh Inc. 26050 S. Eurofresh Ave Willcox, AZ 85643	Agriculture	Subordinated Debt/ Corporate Notes	—

European Directories (DH5) B.V. Gustav Mahlerplein 68 1082 MA Amsterdam The Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

European Directories (DH7) B.V. Gustav Mahlerplein 68 1082 MA Amsterdam The Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

Explorer Coinvest LLC (Booz Allen) 8283 Greensboro Drive McLean, VA 22102	Consulting Services	Common Equity/ Equity Interests	—

First Data Corporation 6200 South Quebec Street Greenwood Village, CO 80111	Financial Services	Subordinated Debt/ Corporate Notes	—

Fidji Luxco (BC) S.C.A. (FCI) 145 rue Yves le Coz 78035 Versailles Cedex France	Electronics	Common Stock Warrants	0.86 —%

FleetPride Corporation 8708 Technology Forest Place Suite 125 The Woodlands, TX 77381	Transportation	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Fox Acquisition Sub LLC 1717 Dixie Highway Suite 650 Fort Wright, KY 41011	Broadcasting & Entertainment	Subordinate Debt/ Corporate Notes	—

FPC Holdings, Inc. (FleetPride Corporation) 8708 Technology Forest Place Suite 125 The Woodlands, TX 77381	Transportation	Subordinated Debt/ Corporate Notes	—

FSC Holdings Inc. (Hanley Wood LLC) One Thomas Circle NW Suite 600 Washington, DC 20005	Media	Common Equity/ Equity Interests	3.487%

Garden Fresh Restaurant Corp. 15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320	Retail	Bank Debt/ Senior Secured Loans	—

Garden Fresh Restaurant Holding, LLC 15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320	Retail	Common Equity/ Equity Interests	8.22%

Generics International, Inc. 130 Vingtage Dr. Ne Huntsville, AL 35811	Healthcare	Bank Debt/ Senior Secured Loans	—

General Nutrition Centers, Inc. 300 Sixth Avenue Pittsburgh, PA 152222	Retail	Subordinated Debt/ Corporate Notes	—

Goodman Global Inc. 5151 San Felipe Suite 500 Houston, TX 77056	Manufacturing	Subordinated Debt/ Corporate Notes	—

Gray Energy Services LLC Class H (Gray Wireline) 1400 Everman Parkway Suite 149 Fort Worth, TX 76140	Oil & Gas	Common Equity/ Equity Interests	2.30%

Gray Wireline Service, Inc. 1400 Everman Parkway Suite 149 Fort Worth, TX 76140	Oil & Gas	Bank Debt/ Senior Secured Loans	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Gryphon Colleges Corporation (Delta Educational Systems, Inc.) 144 Business Park Drive Suite 201 Virginia Beach, VA 23462	Education	Series B Preferred Equity Interests Common Equity/ Equity Interests Series A Preferred Warrants, Series B Preferred Warrants, Common Stock Warrants	— 2.60 — — —%

GS Prysimian Co-Invest L.P. (Prysimian Cables & Systems) 700 Industrial Drive Lexington, SC 29072	Industrial	Common Equity/ Equity Interests	2.49%

Hub International Holdings 55 East Jackson Boulevard Chicago, IL 60604	Insurance	Subordinated Debt/ Corporate Notes	—

Infor Lux Bond Company (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Subordinated Debt/ Corporate Notes	—

Infor Enterprise Solutions Holdings, Inc. (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Bank Debt/ Senior secured Loans	—

Infor Global Solutions European Finance S.a.r.l. (Infor Global) 13560 Morris Road Suite 4100 Alpharetta, GA 30004	Business Services	Bank Debt/ Senior secured Loans	—

IPC Systems, Inc. 88 Pine Street Wall Street Plaza New York, NY 10005	Telecommunications	Bank Debt/ Senior secured Loans	—

KAR Holdings, Inc. 13085 Hamilton Crossing Blvd. Carmel, IN 46032	Transportation	Subordinated Debt/ Corporate Notes	—

Kronos, Inc. 297 Billerica Road Chelmsford, MA 01824	Electronics	Bank Debt/ Senior secured Loans	—

Language Line Holdings, Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
Language Line Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/ Corporate Notes	—

Latham International, Inc. (f/k/a Latham Acquisition Corp.) 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Warrants Common Equity/ Equity Interests	4.70%

Latham Manufacturing Corp. 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Subordinated Debt/ Corporate Notes	—

Laureate Education, Inc. 1001 Fleet Street Baltimore, MD 21202	Education	Subordinated Debt/ Corporate Notes	—

LVI Acquisition Corp. (LVI Services, Inc.) 80 Broad Street 3rd Floor New York, NY 10004	Environmental	Preferred Equity Common Equity/ Equity Interests	2.62%

LVI Services, Inc 80 Broad Street 3rd Floor New York, NY 10004	Environmental	Subordinated Debt/ Corporate Notes	—

MEG Energy Corp. 910, 734-7 Avenue SW Calgary, Alberta T2P 3P8	Oil & Gas	Common Equity/ Equity Interests	1.24%

MW Industries, Inc. 500E Ottawa Street P.O. Box 7008 Logansport, IN 46947	Manufacturing	Subordinated Debt/ Corporate Notes	—

NCO Group Inc. 507 Prudential Road Horsham, PA 19044	Consumer Finance	Subordinated Debt/ Corporate Notes	—

Neff Corp. 3750 NW 87th Avenue Suite 400 Doral (Miami), FL 33178	Rental Equipment	Subordinated Debt/ Corporate Notes	—

New Omaha Holdings Co-Invest LP (First Data) 6200 South Quebec Street Greenwood Village, CO 80111	Financial Services	Common Equity/ Equity Interest	—

Nielsen Finance LLC 770 Broadway New York, NY 10003	Market Research	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
OTC Investors Corporation (Oriental Trading Company, Inc.) 4206 So. 108th Street Omaha, NE 68137	Direct Marketing	Subordinated Debt/ Corporate Notes	—

Pacific Crane Maintenance Company, L.P. 250 W. Wardlow Road Long Beach, CA 90807-4429	Machinery	Subordinated Debt/ Corporate Notes	—

PBM Holdings, Inc. (PBM Products, LLC) 204 North Main Street Gordonsville, VA 22942	Beverage, Food, & Tobacco	Subordinated Debt/ Corporate Notes	—

PCMC Holdings, LLC (Pacific Crane) 250 W. Wardlow Road Long Beach, CA 90807-4429	Machinery	Common Equity/ Equity Interests	4.40%

Penton Media, Inc. 249 West 17th Street New York, NY 10011	Media	Bank Debt/ Senior Secured Loans	—

Playpower Holdings Inc. 13523 Barrett Parkway Drive Suite 104 Ballwin, MO 63021	Leisure Equipment	Subordinated Debt/ Corporate Notes	—

Prism Business Media Holdings, LLC (Penton Media, Inc.) 249 West 17th Street New York, NY 10011	Media	Common Equity/ Equity Interests	5.32%

Pro Mach Co-Investment, LLC 1000 Abernathy Road Suite 1110 Atlanta, GA 30328-5606	Machinery	Common Equity/ Equity Interests	2.30%

Pro Mach Merger Sub, Inc. 1000 Abernathy Road Suite 1110 Atlanta, GA 30328-5606	Machinery	Subordinated Debt/ Corporate Notes	—

QHB Holdings LLC (Quality Home Brands) 125 Rose Feiss Boulevard Bronx, NY 10454	Consumer Products	Subordinated Debt/ Corporate Notes	—

Quality Home Brands Holdings LLC 125 Rose Feiss Boulevard Bronx, NY 10454	Consumer Products	Bank Debt/ Senior Secured Loans	—

Ranpak Corp. 7990 Auburn Road Concord Township, OH 44077-9702	Packaging	Common Equity/ Equity Interests	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
RC Coinvestment, LLC (Ranpak Corp.) 7990 Auburn Road Concord Township, OH 44077-9702	Packaging	Common Equity/ Equity Interests	2.54%

Ranpak Holdings, Inc. 7990 Auburn Road Concord Township, OH 44077-9702	Packaging	Subordinated Debt/ Corporate Notes	—

RSA Holdings Corp. of Delaware (American Safety Razor) 240 Cedar Knolls Road Cedar Knolls, NJ 07927	Consumer Products	Subordinated Debt/ Corporate Notes	—

Sheridan Healthcare, Inc. 1613 N. Harrison Parkway Building C Suite 200 Sunrise, FL 33323	Healthcare	Bank Debt/ Senior secured Loans	—

Sorenson Communications Holdings, LLC Class A 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Consumer Services	Common Equity/ Equity Interests	—

Sorenson Communications, Inc. 4393 South Riverboat Road Suite 300 Salt Lake City, UT 84123	Consumer Services	Bank Debt/ Senior Secured Loans	—

The Servicemaster Company 860 Ridge Lake Boulevard Memphis, TN 38120	Diversified Service	Subordinated Debt/ Corporate Notes	—

TL Acquisitions, Inc. (Thomson Learning) One State Street Plaza 27th Floor New York, NY 10004	Education	Subordinated Debt/ Corporate Notes	—

TP Financing 2, Ltd. (Travelex) 65 Kingsway London WC2b 6TD	Financial Services	Subordinated Debt/ Corporate Notes	—

Trans First Holdings, Inc. 5950 Berkshire Lane Suite 1100 Dallas, TX 75225	Financial Services	Bank Debt/ Senior Secured Loans	—

US Foodservice 9755 Pantuxent Woods Dr. Columbia, MD 21046	Beverage, Food & Tobacco	Subordinated Debt/ Corporate Notes	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held(1)
US Investigations Services, Inc. 7799 Leesburg Pike Suite 1100 North Falls Church, VA 22043-2413	Diversified Service	Subordinated Debt/ Corporate Notes	—

Varietal Distribution 1310 Goshen Parkway P.O. Box 2656 West Chester, PA 19380-0906	Distribution	Subordinated Debt/ Corporate Notes	—

Varietal Distribution Holdings, LLC Class A 1310 Goshen Parkway P.O. Box 2656 West Chester, PA 19380-0906	Distribution	Common Equity/ Equity Interests	—

Varietal Distribution Holdings, LLC 1310 Goshen Parkway P.O. Box 2656 West Chester, PA 19380-0906	Distribution	Preferred Equity	—

WDAC Intermediate Corp. Gouden Gids Hoekenrode 1 1102 BR Amsterdam Netherlands	Publishing	Subordinated Debt/ Corporate Notes	—

Westbrook CLO Ltd. c/o Apollo Investment Corporation 9 West 57th Street New York, NY 10019	Asset Management	Subordinated Debt/ Corporate Notes	—

(1)	This information is based on data made available to us as of March 31, 2009. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our board of directors. Market quotations may be deemed not to represent fair value in certain circumstances where AIM reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Given the general market dislocation, the lack of trading activity and the forced sellers we noted in the market during the fiscal year ended March 31, 2009, our research and diligence concluded that the limited but available market quotations on a number of performing or outperforming credits may not be representative of fair value under generally accepted accounting principles in the U.S. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have such stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, administrative and judicial interpretations, and other applicable authorities all as in effect as of the date of this prospectus and all of which are subject to differing interpretations or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income (determined without regard to the dividends paid deduction),” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, to satisfy our Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder. See the section “Dividends.” In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Taxation of Stockholders” below for tax consequences to stockholders upon receipt of such dividends.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income would be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions (including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock) by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal income tax rate of 15% for taxable years beginning before 2011. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently applicable to individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the 15% maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% (until 2010 when a higher rate will apply) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain Non-U.S. stockholders.

Under current law, we may pay “interest-related dividends” and “short-term capital gain dividends” to our non-U.S. shareholders without having to withhold on such dividends at the 30% rate. The amount of “interest-related dividends” that we may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund’s expenses properly allocable to such interest income. The amount of “short-term capital gain dividends” that we may pay each year generally is limited to the excess of our net short-term capital gains over our net long-term capital losses, without any reduction for the Fund’s expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for “short-term capital gain dividends” does not apply with respect to non-U.S. shareholders that are present in the United States for more than 182 days during the taxable year. If our income for a taxable year includes “qualified interest income” or net short-term capital gains, we may designate dividends as “interest-related dividends” or “short-term capital gain dividends” by written notice mailed to our non-U.S. shareholders not later than 60 days after the close of our taxable year. These provisions apply to dividends paid by us with respect to our taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by us with respect to our taxable years beginning after December 31, 2009.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC (for example, because we fail the 90% Income Test described above), we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our individual and other, non-corporate taxable stockholders as ordinary dividend income eligible for the 15% maximum rate for taxable years beginning before 2011 to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if the BDC fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the BDC fails to qualify as a RIC for a period of greater than two taxable years, the BDC may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the BDC had been liquidated) if it qualifies as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

At June 1, 2009 our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV.” There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on August 4, 2009 was $7.52 per share. As of May 15, 2009, we had 108 stockholders of record.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth information of our capital stock as of May 15, 2009:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	142,221,335 shares

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse that person’s reasonable expenses in advance of final disposition of a proceeding. The rights to indemnification and advance of expenses provided by the charter and bylaws vest immediately upon election of a director or officer. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for stockholder action by less than unanimous written consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and JPMorgan Chase Bank, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We will file the form of the indenture with the SEC prior to the commencement of any debt offering, at which time the form of indenture would be publicly available See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

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We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

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Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

JPMorgan Chase Bank will serve as the trustee under the indenture. JPMorgan Chase Bank is one of a number of banks with which we maintain ordinary banking relationships and from which we have obtained a senior secured credit facility and lines of credit.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION

We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class. A majority of our outstanding voting securities is defined under the 1940 Act as the lesser of (i) 67% or more of our shares present at a meeting or represented by proxy if more than 50% of our outstanding shares are present or represented by proxy or (ii) more than 50% of our outstanding shares.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies is fundamental, and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets, “ unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any of these types of senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved AIM’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC-registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of AIM will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Independent Registered Public Accounting Firm:    We believe that a portfolio company remains in the best position to choose its independent registered public accounting firm, and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure:    Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights:    We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market also adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT, REGISTRAR AND TRUSTEE

Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200. JPMorgan Chase Bank will also act as the trustee. The principal business address of JPMorgan Chase Bank is: 270 Park Avenue, New York, NY 10017.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2009, we have not paid any brokerage commissions. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the prospectus supplement applicable to those derivatives so indicates, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock.

The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY and Venable LLP, Baltimore, MD. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is our independent registered public accounting firm.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, codes of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2008 is available without charge, upon request, by calling 212-515-3450. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2009. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2009 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2009 based on the criteria on Internal Control—Integrated Framework issued by COSO.

The effectiveness of the Company’s internal control over financial reporting as of March 31, 2009 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Apollo Investment Corporation:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets, cash flows, and financial highlights present fairly, in all material respects, the financial position of Apollo Investment Corporation (“the Company”) at March 31, 2009 and March 31, 2008, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended March 31, 2009, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2009, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 37 of the annual report to shareholders. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 29, 2009

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (in thousands, except per share amounts)

	March 31, 2009	March 31, 2008
Assets
Non-controlled/non-affiliated investments, at value (cost—$3,056,709 and $3,139,047, respectively)	$2,319,815	$2,986,556
Controlled investments, at value (cost—$326,777 and $247,400, respectively)	126,083	246,992
Cash equivalents, at value (cost—$0 and $404,063, respectively)	—	403,898
Cash	5,914	8,954
Foreign currency (cost—$694 and $2,140, respectively)	693	2,130
Interest receivable	42,461	46,643
Dividends receivable	48,295	23,024
Miscellaneous income receivable	51	—
Receivable from investment adviser	393	231
Prepaid expenses and other assets	4,934	5,896

Total assets	$2,548,639	$3,724,324

Liabilities
Credit facility payable (see note 7 & 12)	$1,057,601	$1,639,122
Dividends payable	36,978	9,368
Payable for investments purchased	27,555	142,339
Management and performance-based incentive fees payable (see note 3)	25,314	26,969
Interest payable	711	6,178
Accrued administrative expenses	1,547	288
Other liabilities and accrued expenses	2,795	2,152

Total liabilities	$1,152,501	$1,826,416

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 142,221 and 119,894 issued and outstanding, respectively	$142	$120
Paid-in capital in excess of par (see note 2f)	2,352,205	1,983,795
Undistributed net investment income (see note 2f)	96,174	24,959
Accumulated net realized gain (loss) (see note 2f)	(120,811)	86,136
Net unrealized depreciation	(931,572)	(197,102)

Total Net Assets	$1,396,138	$1,897,908

Total liabilities and net assets	$2,548,639	$3,724,324

Net Asset Value Per Share	$9.82	$15.83

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year Ended March 31,
	2009	2008	2007
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$340,664	$321,684	$245,348
Dividends	11,940	14,551	18,021
Other Income	5,326	4,643	2,732
From controlled investments:
Dividends	19,374	7,000	—
Other Income	—	10,000	—

Total Investment Income	377,304	357,878	266,101

EXPENSES:
Management fees (see note 3)	$59,686	$59,871	$40,569
Performance-based incentive fees (see note 3)	51,583	30,449	57,912
Interest and other credit facility expenses	48,919	55,772	34,375
Administrative services expense	4,794	3,450	2,437
Insurance expense	948	776	819
Other general and administrative expenses	4,740	4,360	3,700

Total expenses	170,670	154,678	139,812
Expense offset arrangement (see note 8)	(217)	(273)	(128)

Net expenses	170,453	154,405	139,684

Net investment income before excise taxes	206,851	203,473	126,417
Excise tax expense	(520)	(1,867)	(1,099)

Net investment income	$206,331	$201,606	$125,318

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments and cash equivalents	(125,005)	93,261	149,653
Foreign currencies	41,265	(38,961)	(16,771)

Net realized gain (loss)	(83,740)	54,300	132,882

Net change in unrealized gain (loss):
Investments and cash equivalents	(784,388)	(257,645)	67,908
Foreign currencies	49,918	(31,699)	(13,942)

Net change in unrealized gain (loss)	(734,470)	(289,344)	53,966

Net realized and unrealized gain (loss) from investments, cash equivalents and foreign currencies	(818,210)	(235,044)	186,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(611,879)	$(33,438)	$312,166

EARNINGS (LOSS) PER SHARE (see note 5)	$(4.39)	$(0.30)	$3.64

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Year Ended March 31,
	2009	2008	2007
Increase (Decrease) in net assets from operations:
Net investment income	$206,331	$201,606	$125,318
Net realized gains (loss)	(83,740)	54,300	132,882
Net change in unrealized gain (loss)	(734,470)	(289,344)	53,966

Net increase (decrease) in net assets resulting from operations	(611,879)	(33,438)	312,166
Dividends and distributions to stockholders (see note 13):	(258,843)	(230,889)	(168,449)

Capital share transactions:
Net proceeds from shares sold	369,589	285,545	443,605
Less offering costs	(637)	(461)	(986)
Reinvestment of dividends	—	27,403	33,557

Net increase in net assets from capital share transactions	368,952	312,487	476,176

Total increase (decrease) in net assets:	(501,770)	48,160	619,893
Net assets at beginning of period	1,897,908	1,849,748	1,229,855

Net assets at end of period	$1,396,138	$1,897,908	$1,849,748

Capital share activity
Shares sold	22,327,500	14,950,000	20,700,000
Shares issued from reinvestment of dividends	—	1,436,069	1,615,812

Net increase in capital share activity	22,327,500	16,386,069	22,315,812

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended March 31,
	2009	2008	2007
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(611,879)	$(33,438)	$312,166
Adjustments to reconcile net increase (decrease):
Purchase of investment securities	(462,274)	(1,857,850)	(1,578,614)
Proceeds from disposition of investment securities and cash equivalents	340,168	809,223	1,004,012
Increase (decrease) from foreign currency transactions	41,265	(38,961)	(16,771)
Increase in interest and dividends receivable	(21,089)	(27,463)	(17,141)
Decrease (increase) in prepaid expenses and other assets	749	(294)	1,323
Increase (decrease) in management and performance-based incentive fees payable	(1,655)	(16,610)	30,730
Increase (decrease) in interest payable	(5,467)	4,329	548
Increase (decrease) in accrued expenses	1,902	1,224	(810)
Increase (decrease) in payable for investments and cash equivalents purchased	(114,784)	(992,292)	193,498
Increase (decrease) in receivables for securities sold	—	28,248	(10,987)
Net change in unrealized depreciation (appreciation) on investments, cash equivalents, foreign currencies and other assets and liabilities	734,470	289,344	(53,966)
Net realized loss (gain) on investments and cash equivalents	83,740	(54,300)	(132,882)

Net Cash Used by Operating Activities	$(14,854)	$(1,888,840)	$(268,894)

Cash Flows from Financing Activities:
Net proceeds from the issuance of common stock	$369,589	$285,545	$443,605
Offering costs from the issuance of common stock	(637)	(461)	(986)
Dividends paid in cash	(231,233)	(194,118)	(134,892)
Borrowings under credit facility	1,739,502	2,990,313	2,179,863
Repayments under credit facility	(2,270,751)	(1,875,396)	(2,025,705)

Net Cash Provided (Used) by Financing Activities	$(393,530)	$1,205,883	$461,885

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(408,384)	$(682,957)	$192,991
Effect of exchange rates on cash balances	8	(12)	2
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$414,983	$1,097,952	$904,959

CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,607	$414,983	$1,097,952

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash interest paid during the period	$51,859	$48,265	$31,252

Non-cash financing activities consist of the reinvestment of dividends totaling $0, $27,403 and $33,557, respectively.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2009

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—102.9%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650, 7/9/17	Retail	£39,526	$76,758	$39,942
Advanstar, Inc., L+700, 11/30/15	Media	$24,385	24,385	1,341
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	31,884	31,445	29,536
Allied Security Holdings LLC, 13.75%, 8/21/15	Business Services	20,000	19,621	17,500
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14♦	Building Products	52,155	51,422	14,655
Angelica Corporation, 15.00%, 2/4/14	Healthcare	60,000	60,000	60,000
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14***	Direct Marketing	76,962	76,803	4,233
Babson CLO Ltd., Series 2008-2A Class E, L+975, 7/15/18♦	Asset Management	11,000	9,993	8,104
Babson CLO Ltd., Series 2008-1A Class E, L+550, 7/20/18♦	Asset Management	10,150	7,220	5,485
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	15,611	15,611	13,879
Booz Allen Hamilton Inc., 13.00%, 7/31/16	Consulting Services	23,435	23,073	20,857
Brenntag Holding GmbH & Co. KG, E+700, 12/23/15	Chemicals	€19,725	24,412	21,396
Catalina Marketing Corporation, 11.625%, 10/1/17♦	Grocery	$31,959	30,327	27,165
Ceridian Corp., 12.25%, 11/15/15†	Diversified Service	50,000	50,000	42,750
Ceridian Corp., 11.25%, 11/15/15†	Diversified Service	36,000	35,140	31,788
Cidron Healthcare C S.á.R.L. (Convatec) E+950, 8/1/17	Healthcare	€7,668	12,028	8,603
Collect America, Ltd., 16.00%, 8/5/12♦	Consumer Finance	$38,136	37,658	36,647
Delta Educational Systems, Inc., 14.20%, 5/12/13	Education	19,271	18,777	19,126
DSI Renal Inc., 16.00%, 4/7/14	Healthcare	11,357	11,357	9,647
Dura-Line Merger Sub, Inc., 14.00%, 9/22/14	Telecommunications	41,218	40,561	39,033
Eurofresh, Inc., 0% / 14.50%, 1/15/14♦***†	Agriculture	26,504	24,303	199
Eurofresh, Inc., 11.50%, 1/15/13♦***†	Agriculture	50,000	50,000	11,250
European Directories (DH5) B.V., 15.735%, 7/1/16†	Publishing	€2,961	3,777	3,356
European Directories (DH7) B.V., E+950, 7/1/15†	Publishing	16,643	20,695	19,114
First Data Corporation, 11.25%, 3/31/16♦†	Financial Services	$40,000	33,203	32,080
First Data Corporation, 9.875%, 9/24/15†	Financial Services	45,500	39,489	35,945
FleetPride Corporation, 11.50%, 10/1/14♦†	Transportation	47,500	47,500	40,375
Fox Acquisition Sub LLC, 13.375%, 7/15/16♦	Broadcasting & Entertainment	25,000	24,785	20,825
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15♦†	Transportation	$37,846	$36,826	$30,276
General Nutrition Centers, Inc., L+450, 3/15/14	Retail	15,275	15,070	9,375
Goodman Global Inc., 13.50%, 2/15/16	Manufacturing	25,000	25,000	24,025
Hub International Holdings, 10.25%, 6/15/15♦	Insurance	25,000	24,160	19,666
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	9,582	9,582	719

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—(continued)
KAR Holdings, Inc., 10.00%, 5/1/15	Transportation	48,225	44,404	27,488
Latham Manufacturing Corp., 20.00%, 12/30/12***	Leisure Equipment	37,920	34,190	15,168
Laureate Education, Inc., 11.75%, 8/15/17♦	Education	53,540	49,621	46,794
LVI Services, Inc., 14.75%, 11/16/12	Environmental	47,523	47,523	44,790
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing	60,000	59,067	56,220
NCO Group Inc., 11.875%, 11/15/14	Consumer Finance	22,630	18,487	19,427
Neff Corp., 10.00%, 6/1/15	Rental Equipment	5,000	5,000	725
Nielsen Finance LLC, 0% / 12.50%, 8/1/16	Market Research	61,000	47,500	37,430
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing	27,861	27,862	9,752
Pacific Crane Maintenance Company, L.P., 13.00%, 2/15/14	Machinery	34,170	34,170	22,210
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco	17,723	17,723	16,128
Playpower Holdings Inc., 15.50%, 12/31/12♦	Leisure Equipment	83,707	83,707	70,732
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery	14,616	14,464	13,626
QHB Holdings LLC (Quality Home Brands), 14.50%, 12/20/13	Consumer Products	50,938	50,273	36,293
Ranpak Holdings, Inc., 15.00%, 12/27/15	Packaging	58,217	58,217	50,300
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 7/31/15	Consumer Products	50,129	50,130	38,976
The Servicemaster Company, 10.75%, 7/15/15♦	Diversified Service	67,173	60,832	54,343
TL Acquisitions, Inc. (Thomson Learning), 0% / 13.25%, 7/15/15♦†	Education	72,500	69,587	57,347
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15♦†	Education	47,500	46,777	40,185
US Foodservice, 10.25%, 6/30/15	Beverage, Food & Tobacco	$30,000	23,812	25,710
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services	£13,505	26,128	12,499
US Investigations Services, Inc., 11.75%, 5/1/16♦†	Diversified Service	$14,639	$9,085	$11,901
US Investigations Services, Inc., 10.50%, 11/1/15♦†	Diversified Service	9,500	7,991	8,075
Varietal Distribution, 10.75%, 6/30/17	Distribution	21,875	21,288	15,269
WDAC Intermediate Corp., E+600, 11/29/15	Publishing	€46,320	62,591	379
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20♦	Asset Management	$11,000	6,509	5,389

Total Subordinated Debt/Corporate Notes			$1,987,919	$1,436,048

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

(in thousands, except shares)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Shares	Cost	Fair Value(1)
Preferred Equity—2.2%
AHC Mezzanine LLC (Advanstar)**	Media	1	$1,063	—
DSI Holding Company, Inc. (DSI Renal Inc.), 19.00%, 10/7/14	Healthcare	32,500	31,970	$14,507
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	11,367	12,360
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	332,500	3,325	3,325
Varietal Distribution Holdings, LLC, 8.00%	Distribution	3,097	3,097	122

Total Preferred Equity			$50,822	$30,314

Common Equity/Partnership Interests—13.8%
AB Capital Holdings LLC (Allied Security)	Business Services	2,000,000	$2,000	$2,000
A-D Conduit Holdings, LLC (Duraline)**	Telecommunications	2,778	2,778	3,760
AHC Mezzanine LLC (Advanstar)**	Media	10,000	10,000	—
CA Holding, Inc. (Collect America, Ltd.) Series A	Consumer Finance	25,000	2,500	4,162
CA Holding, Inc. (Collect America, Ltd.) Series AA	Consumer Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica)	Healthcare	6,000	6,000	5,770
Explorer Coinvest LLC (Booz Allen)	Consulting Services	430	4,300	7,376
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	3,520
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	5,000	8,463
Gray Energy Services, LLC Class H (Gray Wireline)**	Oil & Gas	1,081	2,000	3,590
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems)(2,3)	Industrial	1	—	43,264
Latham International, Inc. (fka Latham Acquisition Corp.)**	Leisure Equipment	33,091	$3,309	—
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	2,500	—
MEG Energy Corp.(4)**	Oil & Gas	1,718,388	44,718	$43,706
New Omaha Holdings Co-Invest LP (First Data)**	Financial Services	13,000,000	65,000	47,893
PCMC Holdings, LLC (Pacific Crane)**	Machinery	40,000	4,000	847
Prism Business Media Holdings, LLC (Penton Media, Inc.)**	Media	68	14,947	3,443
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	3,158
RC Coinvestment, LLC (Ranpak Corp.)**	Packaging	50,000	5,000	5,535
Sorenson Communications Holdings, LLC Class A	Consumer Services	454,828	45	5,943
Varietal Distribution Holdings, LLC Class A**	Distribution	28,028	28	—

Total Common Equity and Equity Interests			$186,229	$193,289

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

(in thousands, except warrants)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Warrants	Cost	Fair Value(1)
Warrants—0.3%
DSI Holding Company, Inc. (DSI Renal Inc.), Common**	Healthcare	5,011,327	—	—
Fidji Luxco (BC) S.C.A., Common (FCI)(2)**	Electronics	48,769	$491	$2,591
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common**	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred**	Education	45,947	460	655
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred**	Education	104,314	1,043	1,308
Latham International, Inc., Common	Leisure Equipment	347,698	174	—

Total Warrants			$2,266	$4,554

		Par Amount*
Bank Debt/Senior Secured Loans(5)—47.0%
1st Lien Bank Debt/Senior Secured Loans—0.1%
OTC Investors Corporation (Oriental Trading Company), 7/31/13	Direct Marketing	$2,226	$1,155	$1,124

2nd Lien Bank Debt/Senior Secured Loans—46.9%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	£11,400	$19,792	$11,961
AB Acquisitions UK Topco 2 Limited (Alliance Boots), 7/9/16†	Retail	€3,961	5,439	3,850
Advanstar Communications, Inc., 11/30/14	Media	$20,000	20,000	6,680
Asurion Corporation, 7/3/15	Insurance	150,300	148,798	122,795
BNY ConvergEx Group, LLC, 4/2/14	Business Services	50,000	49,818	43,850
C.H.I. Overhead Doors, Inc., 13.00%, 10/22/11	Building Products	15,000	15,018	11,250
Clean Earth, Inc., 13.00%, 8/1/14	Environmental	25,000	25,000	22,750
Dresser, Inc., 5/4/15	Industrial	61,000	60,924	47,266
Educate, Inc., 6/14/14	Education	10,000	10,000	7,728
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,861	22,386
Generics International, Inc., 4/30/15	Healthcare	20,000	19,917	16,343
Gray Wireline Service, Inc., 12.25%, 2/28/13	Oil & Gas	77,500	76,966	77,500
Infor Enterprise Solutions Holdings, Inc., Tranche B-1, 3/2/14†	Business Services	5,000	5,000	950
Infor Enterprise Solutions Holdings, Inc., 3/2/14†	Business Services	15,000	14,859	3,375
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	1,484
IPC Systems, Inc., 6/1/15	Telecommunications	$37,250	36,312	19,544
Kronos, Inc., 6/11/15	Electronics	60,000	60,000	44,460
Penton Media, Inc., 2/1/14	Media	14,000	10,650	9,884
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,256	39,830	30,252
Ranpak Corp.(6), 12/27/14	Packaging	12,500	12,500	11,108
Ranpak Corp.(7), 12/27/14	Packaging	€5,206	7,585	6,098
Sheridan Holdings, Inc., 6/15/15	Healthcare	$60,000	60,000	49,860
Sorenson Communications, Inc., 2/18/14	Consumer Services	62,103	62,103	54,443
TransFirst Holdings, Inc., 6/15/15	Financial Services	34,750	33,683	28,669
Total 2nd Lien Bank Debt/Senior Secured Loans			$828,318	$654,486

Total Bank Debt/Senior Secured Loans			$829,473	$655,610

Total Investments in Non-Controlled/Non-Affiliated Portfolio Companies—166.2%			$3,056,709	$2,319,815

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

(in thousands, except shares)

Investments in Controlled Portfolio Companies	Industry	Shares	Cost	Fair Value(1)
Preferred Equity—4.4%
Grand Prix Holdings, LLC Series A, 12.00% (Innkeepers USA)	Hotels, Motels, Inns & Gaming	2,989,431	$74,736	$61,219

Common Equity/Equity Interests—4.6%
AIC Credit Opportunity Fund LLC(8)	Asset Management		$79,377	$57,294
Grand Prix Holdings, LLC (Innkeepers USA)**	Hotels, Motels, Inns & Gaming	17,335,834	172,664	7,570

Total Common Equity/Equity Interests			$252,041	$64,864
Total Investments in Controlled Portfolio Companies—9.0%			$326,777	$126,083

Total Investments—175.2%(9)			$3,383,486	$2,445,898
Liabilities in Excess of Other Assets—(75.2%)				(1,049,760)

Net Assets—100.0%				$1,396,138

(1)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).
(2)	Denominated in Euro (€).
(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(4)	Denominated in Canadian dollars.
(5)	Includes floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At March 31, 2009, the range of interest rates on floating rate bank debt was 4.92% to 9.16%.
(6)	Position is held across five US Dollar-denominated tranches with varying yields.
(7)	Position is held across three Euro-denominated tranches with varying yields.
(8)	See Note 6.
(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $72,338; aggregate gross unrealized depreciation for federal income tax purposes is $1,016,662. Net unrealized depreciation is $944,387 based on a tax cost of $3,390,222.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security
***	Non-accrual status (see note 2m)
†	Denotes securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2009
Education	7.7%
Healthcare	6.8%
Financial Services	6.4%
Diversified Service	6.1%
Insurance	5.8%
Oil & Gas	5.1%
Consumer Products	4.3%
Transportation	4.0%
Retail	3.9%
Industrial	3.7%
Leisure Equipment	3.5%
Business Services	3.4%
Manufacturing	3.3%
Asset Management	3.1%
Packaging	3.0%
Hotels, Motels, Inns and Gaming	2.8%
Environmental	2.8%
Telecommunications	2.6%
Consumer Finance	2.5%
Consumer Services	2.5%
Grocery	2.3%
Electronics	1.9%
Beverage, Food, & Tobacco	1.7%
Machinery	1.6%
Market Research	1.5%
Consulting Services	1.2%
Building Products	1.1%
Media	1.0%
Publishing	0.9%
Chemicals	0.9%
Broadcasting & Entertainment	0.9%
Distribution	0.6%
Direct Marketing	0.6%
Agriculture	0.5%
Rental Equipment	0.0%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2008

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—97.6%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650, 7/9/17	Retail	£38,156	$74,087	$72,612
Advanstar, Inc., L+700, 11/30/15	Media	$22,115	22,115	22,225
Advantage Sales & Marketing, Inc., 12.00%, 3/29/14	Grocery	31,245	30,746	31,245
AMH Holdings II, Inc. (Associated Materials), 13.625%, 12/1/14♦	Building Products	50,314	49,501	50,314
Applied Systems, Inc., 12.50%, 9/26/14	Business Services	22,000	21,903	21,120
Arbonne Intermediate Holdco Inc. (Natural Products Group LLC), 13.50%, 6/19/14	Direct Marketing	67,395	67,221	37,067
Associated Materials, Inc., 0% / 11.25%, 3/1/14	Building Products	43,415	31,846	29,522
BNY ConvergEx Group, LLC, 14.00%, 10/2/14	Business Services	15,304	15,304	15,304
Brenntag Holding GmbH & Co. KG, E+700, 12/23/15	Chemicals	€19,135	23,548	24,221
Catalina Marketing Corporation, L+500, 10/1/17	Grocery	$31,959	30,218	28,124
Ceridian Corp., 12.25%, 11/15/15	Diversified Service	50,000	50,000	41,750
Ceridian Corp., 11.25%, 11/15/15	Diversified Service	31,000	30,539	26,376
Collect America, Ltd., 13.50%, 8/5/12♦	Consumer Finance	36,320	35,792	36,320
Delta Educational Systems, Inc., 16.00%, 5/12/13	Education	18,789	18,210	18,789
DSI Renal Inc., 14.00%, 4/7/14	Healthcare	10,404	10,404	10,404
Dura-Line Merger Sub, Inc., 13.25%, 9/22/14	Telecommunications	40,461	39,732	40,461
Energy Future Holdings, 11.25%, 11/1/17	Utilities	25,000	24,466	24,750
Eurofresh, Inc., 0% / 14.50%, 1/15/14♦	Agriculture	26,504	21,467	10,602
Eurofresh, Inc., 11.50%, 1/15/13♦	Agriculture	50,000	50,000	31,750
European Directories (DH5) B.V., 15.735%, 7/1/16	Publishing	€2,539	3,153	3,439
European Directories (DH7) B.V., E+950, 7/1/15	Publishing	€15,867	19,546	22,628
First Data Corporation, L+525, 3/31/16	Financial Services	$100,000	79,000	79,000
First Data Corporation, 9.875%, 9/24/15♦	Financial Services	45,500	38,946	37,860
FleetPride Corporation, 11.50%, 10/1/14♦	Transportation	47,500	47,500	45,837
FPC Holdings, Inc. (FleetPride Corporation), 0% / 14.00%, 6/30/15♦	Transportation	37,846	33,179	33,304
General Nutrition Centers, Inc., L+450, 3/15/14♦	Retail	29,775	29,296	24,862
Goodman Global Inc., 13.50%, 2/15/16♦	Manufacturing	25,000	25,000	24,625
Hub International Holdings, 10.25%, 6/15/15♦	Insurance	20,000	20,000	13,900
HydroChem Holding, Inc., 13.50%, 12/8/14	Environmental	20,226	20,226	19,720
Infor Lux Bond Company (Infor Global), L+800, 9/2/14	Business Services	8,611	8,611	6,361
KAR Holdings, Inc., 10.00%, 5/1/15	Transportation	43,225	39,816	38,092
Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	24,468	22,641

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

(in thousands)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Par Amount*	Cost	Fair Value(1)
Subordinated Debt/Corporate Notes—(continued)
Language Line Inc., 11.125%, 6/15/12	Business Services	27,081	26,863	27,623
Latham Manufacturing Corp., 14.00%, 12/30/12	Leisure Equipment	34,467	33,980	34,467
Laureate Education, Inc., L+550, 8/15/17	Education	53,540	49,385	47,115
Lexicon Marketing (USA), Inc., 13.25%, 5/11/13***	Direct Marketing	28,482	28,482	—
LVI Services, Inc., 14.50%, 11/16/12	Environmental	45,302	45,302	45,302
MW Industries, Inc., 13.00%, 5/1/14	Manufacturing	$60,000	$58,946	$60,000
Neff Corp., 10.00%, 6/1/15	Rental Equipment	5,000	5,000	2,395
Nielsen Finance LLC, 0% / 12.50%, 8/1/16	Market Research	61,000	41,572	38,926
OTC Investors Corporation (Oriental Trading Company), 13.50%, 1/31/15	Direct Marketing	24,407	24,407	24,407
Pacific Crane Maintenance Company, L.P., 13.00%, 2/15/14	Machinery	34,000	34,000	34,000
PBM Holdings, Inc., 13.50%, 9/29/13	Beverage, Food & Tobacco	17,723	17,723	17,014
Playpower Holdings Inc., 15.50%, 12/31/12♦	Leisure Equipment	72,098	72,098	72,098
Plinius Investments II B.V. (Casema), E+925, 9/13/16	Cable TV	€17,701	23,060	26,841
Pro Mach Merger Sub, Inc., 12.50%, 6/15/12	Machinery	$14,598	14,411	14,598
QHB Holdings LLC (Quality Home Brands), 13.50%, 12/20/13	Consumer Products	44,331	43,442	44,331
Ranpak Holdings, Inc., 15.00%, 12/27/15	Packaging	50,125	50,125	50,125
RSA Holdings Corp. of Delaware (American Safety Razor), 13.50%, 7/31/15	Consumer Products	43,817	43,817	43,817
Safety Products Holdings LLC, 11.75%, 1/1/12	Manufacturing	34,043	33,662	34,405
Serpering Investments B.V. (Casema), E+925, 9/13/16	Cable TV	€16,403	20,752	25,014
The Servicemaster Company, L+500, 7/15/15	Diversified Service	$67,173	60,177	51,051
TL Acquisitions, Inc. (Thomson Learning), 0% / 13.25%, 7/15/15♦	Education	72,500	61,153	52,109
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15♦	Education	47,500	46,680	41,681
TP Financing 2, Ltd. (Travelex), GBP L+725, 4/1/15	Financial Services	£11,862	23,047	19,748
US Investigations Services, Inc., 10.50%, 11/1/15♦	Diversified Service	$7,500	6,131	6,188
Varietal Distribution, 10.25%, 7/15/15	Distribution	15,000	15,000	14,112
Varietal Distribution, 10.75%, 6/30/17	Distribution	21,875	21,247	19,359
WDAC Intermediate Corp., E+600, 11/29/15	Publishing	€41,611	55,902	45,607
Yankee Acquisition Corp., 9.75%, 2/15/17	Retail	$17,000	16,971	13,579
Yankee Acquisition Corp., 8.50%, 2/15/15	Retail	1,915	1,546	1,558

Total Subordinated Debt/Corporate Notes			$2,010,721	$1,852,695

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

(in thousands, except shares)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Shares	Cost	Fair Value(1)
Preferred Equity—5.6%
DSI Holding Company, Inc. (DSI Renal Inc.), 15.00%, 10/7/14	Healthcare	32,500	$31,875	$32,500
Exco Resources, Inc., 7.00%/9.00% (Convertible)	Oil & Gas	975	9,750	10,871
Exco Resources, Inc., 7.00%/9.00% Hybrid (Convertible)	Oil & Gas	4,025	40,250	44,879
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50%, 5/12/14	Education	12,360	$11,180	$12,360
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% (Convertible)	Education	3,325	3,325	1,369
LVI Acquisition Corp. (LVI Services, Inc.), 14.00%	Environmental	1,875	1,875	529
Varietal Distribution Holdings, LLC, 8.00%	Distribution	3,097	3,097	3,097

Total Preferred Equity			$101,352	$105,605

Common Equity/Partnership Interests—15.5%
A-D Conduit Holdings, LLC (Duraline)**	Telecommunications	2,778	$2,778	$3,730
AHC Mezzanine LLC (Advanstar)	Media	10,000	10,000	9,000
CA Holding, Inc. (Collect America, Ltd.)	Consumer Finance	25,000	2,500	3,720
DTPI Holdings, Inc. (American Asphalt & Grading)**	Infrastructure	200,000	2,000	—
FSC Holdings Inc. (Hanley Wood LLC)**	Media	10,000	10,000	10,000
Garden Fresh Restaurant Holding, LLC**	Retail	50,000	5,000	4,832
Gray Energy Services, LLC Class H (Gray Wireline)**	Oil & Gas	1,081	2,000	3,540
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	175	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems)(2,3)	Industrial		—	93,073
Latham International, Inc. (fka Latham Acquisition Corp.)**	Leisure Equipment	33,091	3,309	1,127
LM Acquisition Ltd. (Lexicon Marketing Inc.)**	Direct Marketing	10,000	10,000	—
LVI Acquisition Corp. (LVI Services, Inc.)**	Environmental	6,250	625	—
MEG Energy Corp.(4)**	Oil & Gas	1,718,388	44,718	68,665
New Omaha Holdings Co-Invest LP (First Data)	Financial Services	13,000,000	65,000	65,000
PCMC Holdings, LLC (Pacific Crane)	Machinery	40,000	4,000	3,607
Prism Business Media Holdings, LLC	Media	68	14,947	14,810
Pro Mach Co-Investment, LLC**	Machinery	150,000	1,500	3,103
RC Coinvestment, LLC (Ranpak Corp.)	Packaging	50,000	5,000	5,047
Sorenson Communications Holdings, LLC Class A**	Consumer Services	454,828	45	5,436
Varietal Distribution Holdings, LLC Class A	Distribution	28,028	28	88

Total Common Equity and Partnership Interests			$183,625	$294,778

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

(in thousands, except warrants)

Investments in Non-Controlled/Non-Affiliated Portfolio Companies	Industry	Warrants	Cost	Fair Value(1)
Warrants—0.6%
DSI Holdings Company, Inc. (DSI Renal Inc.), Common**	Healthcare	5,011,327	—	$2,920
Fidji Luxco (BC) S.C.A., Common (FCI)(2)**	Electronics	48,769	$491	7,604
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common**	Education	98	$98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred**	Education	459	460	579
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred**	Education	1,043	1,043	430

Total Warrants			$2,092	$11,533

		Par Amount*
2nd Lien Bank Debt/Senior Secured Loans(5)—38.1%
Advanstar Communications, Inc., 11/30/14	Media	$20,000	$20,000	$14,600
American Asphalt & Grading Co., 7/10/09	Infrastructure	31,596	31,596	8,200
Asurion Corporation, 7/3/15	Insurance	135,300	134,876	116,020
BNY Convergex Group, LLC, 4/2/14	Business Services	50,000	49,787	43,000
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	15,000	15,023	14,175
Clean Earth, Inc., 8/1/14	Environmental	25,000	25,000	24,875
Dresser, Inc., 5/4/15	Industrial	61,000	60,915	55,663
Educate, Inc., 6/14/14	Education	10,000	10,000	8,500
Garden Fresh Restaurant Corp., 12/22/11	Retail	26,000	25,821	25,480
Generics International, Inc., 4/30/15	Healthcare	20,000	19,903	19,875
Gray Wireline Service, Inc., 12.25%, 2/28/13	Oil & Gas	77,500	76,866	77,500
HydroChem Industrial Services, Inc., 12/8/14	Environmental	35,100	35,100	34,223
Infor Enterprise Solutions Holdings, Inc., Tranche B-1, 3/2/14	Business Services	5,000	5,000	4,125
Infor Enterprise Solutions Holdings, Inc., 3/2/14	Business Services	15,000	14,836	12,375
Infor Global Solutions European Finance S.á.R.L., 3/2/14	Business Services	€6,210	8,263	8,856
IPC Systems, Inc., 6/1/15	Telecommunications	$37,250	36,167	26,634
Kronos, Inc., 6/11/15	Electronics	60,000	60,000	44,100
Quality Home Brands Holdings LLC, 6/20/13	Consumer Products	40,000	39,504	32,000
Ranpak Corp.(6), 12/27/14	Packaging	12,500	12,500	12,500
Ranpak Corp.(7), 12/27/14	Packaging	€5,206	7,584	8,249
Sheridan Holdings, Inc., 6/15/15	Healthcare	$60,000	60,000	46,500
Sorenson Communications, Inc., 2/18/14	Consumer Services	62,103	62,103	60,705
TransFirst Holdings, Inc., 6/15/15	Financial Services	30,500	30,413	23,790

Total 2nd Lien Bank Debt/Senior Secured Loans			$841,257	$721,945

Total Investments in Non-Controlled/Non-Affiliated Portfolio Companies—157.4%			$3,139,047	$2,986,556

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2008

(in thousands, except shares)

Investments in Controlled Portfolio Companies	Industry	Shares	Cost	Fair Value(1)
Preferred Equity—3.9%
Grand Prix Holdings, LLC Series A, 12.00% (Innkeepers USA)	Hotels, Motels, Inns & Gaming	2,989,431	$74,736	$74,736

Common Equity—9.1%
Grand Prix Holdings, LLC (Innkeepers USA)	Hotels, Motels, Inns & Gaming	17,335,834	172,664	172,256

Total Investments in Controlled Portfolio Companies—13.0%			$247,400	$246,992

Total Investments			$3,386,447	$3,233,548

		Par Amount*
Cash Equivalents—21.3%
U.S. Treasury Bill, 1.075%, 6/19/08	Government	$405,000	$404,063	$403,898

Total Investments & Cash Equivalents—191.7%(8)			$3,790,510	$3,637,446
Liabilities in Excess of Other Assets—(91.7%)				(1,739,538)

Net Assets—100.0%				$1,897,908

(1)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).
(2)	Denominated in Euro (€).
(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.
(4)	Denominated in Canadian dollars.
(5)	Includes floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Inter-bank Offered Rate), EURIBOR (Euro Inter-bank Offered Rate), GBP LIBOR (London Inter-bank Offered Rate for British Pounds), or the prime rate. At March 31, 2008, the range of interest rates on floating rate bank debt was 7.67%—12.38%.
(6)	Position is held across five US Dollar-denominated tranches with varying yields.
(7)	Position is held across three Euro-denominated tranches with varying yields.
(8)	Aggregate gross unrealized appreciation for federal income tax purposes is $160,652; aggregate gross unrealized depreciation for federal income tax purposes is $321,299. Net unrealized depreciation is $160,647 based on a tax cost of $3,798,093.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in USD unless otherwise noted.
**	Non-income producing security
***	Non-accrual status

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2008
Hotels, Motels, Inns and Gaming	7.6%
Financial Services	7.0%
Oil & Gas	6.4%
Education	5.7%
Business Services	5.0%
Industrial	4.6%
Retail	4.4%
Insurance	4.0%
Diversified Service	3.9%
Environmental	3.9%
Consumer Products	3.7%
Manufacturing	3.7%
Transportation	3.6%
Healthcare	3.5%
Leisure Equipment	3.3%
Building Products	2.9%
Packaging	2.3%
Publishing	2.2%
Telecommunications	2.2%
Media	2.2%
Consumer Services	2.0%
Direct Marketing	1.9%
Grocery	1.8%
Machinery	1.7%
Cable TV	1.6%
Electronics	1.6%
Agriculture	1.3%
Consumer Finance	1.2%
Market Research	1.2%
Distribution	1.1%
Utilities	0.8%
Chemicals	0.8%
Beverage, Food, & Tobacco	0.5%
Infrastructure	0.3%
Rental Equipment	0.1%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making equity investments in such companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870,000 from its initial public offering selling 62 million shares of common stock at a price of $15.00 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Our financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) Under procedures established by our Board of Directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We typically obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Investments maturing in 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We adopted this statement for our first fiscal quarter ended June 30, 2008.

SFAS No. 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

On October 10, 2008, FASB Staff Position 157-3—Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FAS 157-3”) was issued. FAS 157-3 provides examples of how to determine fair value in a market that is not active. FAS 157-3 did not change the fair value measurement principles set forth in FAS 157. Furthermore, on April 9, 2009, FASB Staff Position 157-4—Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”) was issued. FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FAS 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. According to FAS 157-4, in the above circumstances, more analysis and significant adjustments to transaction or quoted prices may be necessary to estimate fair value. FAS 157-4 is effective for periods ending after June 15, 2009. We are currently reviewing FAS 157-4 and the future impact, if any, it will have on our financial position or results of operations.

(c) Gains or losses on the sale of investments are calculated by using the specific identification method.

(d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination and/or commitment fees associated with debt investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination and/or commitment fees are recorded as interest income. Structuring fees are recorded as other income when earned.

(e) The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income as required.

(f) Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America; accordingly, at March 31, 2009, $123,207 was reclassified on our balance sheet between accumulated net realized gain (loss) and undistributed net investment income and $520 was reclassified on our balance sheet between undistributed net investment income and paid-in capital in excess of par. Total earnings and net asset value are not affected;

(g) Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

(h) In accordance with Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Company does not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company does not consolidate special purpose entities through which it holds investments subject to financing with third parties. See note 6.

(i) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(j) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k) The Company records origination expenses related to its multi-currency revolving credit facility as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the facility.

(l) The Company records registration expenses related to Shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with the AICPA Audit and Accounting Guide for Investment Companies.

(m) Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Accrued, uncapitalized interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(n) In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. (“FIN”) 48, Accounting for Uncertainty in Income Taxes. FIN 48 was effective for financial statements issued for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation requires recognition of the impact of a tax position if that position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In addition, FIN 48 provides measurement guidance whereby a tax position that meets the more-likely-than-not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. FIN 48 was adopted on April 11, 2007 and did not have a material impact on the Company’s financial condition or results of operations. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes on our financial statements, if applicable.

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement with the Investment Adviser, AIM, under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of Apollo Investment’s pre-incentive fee net investment income for the quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as-of the termination date) and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser.

For the fiscal years ended March 31, 2009, 2008 and 2007, the Investment Adviser accrued $59,686, $59,871 and $40,569, respectively, in base investment advisory and management fees and $51,583, $30,449 and $57,912, respectively, in performance-based incentive fees from Apollo Investment.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance.

At the fiscal years ended March 31, 2009, 2008 and 2007, the Administrator was reimbursed $3,247, $3,162 and $2,237, respectively, from Apollo Investment on the $4,794, $3,450 and $2,437, respectively, of expenses accrued under the Administration Agreement.

On April 14, 2005, Apollo Investment entered into an $800,000 Senior Secured Revolving Credit Agreement (the “Facility”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

(“JPMorgan”), as administrative agent for the lenders. Effective December 29, 2005, lenders provided additional commitments in the amount of $100,000, increasing the total facility size to $900,000 on the same terms and conditions as the existing commitments. On March 31, 2006, Apollo Investment Corporation amended and restated its $900,000 senior secured, multi-currency, revolving credit facility due April 14, 2010. The amended Facility increased total commitments outstanding to $1,250,000 and extended the maturity date to April 13, 2011. The amended Facility also permits Apollo Investment to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2,000,000. In February 2007, Apollo Investment increased total commitments to $1,700,000 under the Facility with the same terms. Pricing remains at 100 basis points over LIBOR. The Facility is used to supplement Apollo’s equity capital to make additional portfolio investments and for general corporate purposes. From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian and fund accounting agent for Apollo Investment.

Note 4. Net Asset Value Per Share

At March 31, 2009, the Company’s total net assets and net asset value per share were $1,396,138 and $9.82, respectively. This compares to total net assets and net asset value per share at March 31, 2008 of $1,897,908 and $15.83, respectively.

Note 5. Earnings (Loss) Per Share

The following information sets forth the computation of basic and diluted earnings (loss) per share for the years ended March 31, 2009, 2008 and 2007, respectively:

	Year Ended March 31,
	2009	2008	2007
Numerator for increase (decrease) in net assets per share:	$(611,879)	$(33,438)	$312,166
Denominator for basic and diluted weighted average shares:	139,468,630	112,049,771	85,791,821
Basic and diluted earnings (loss) per share:	$(4.39)	$(0.30)	$3.64

Note 6. Investments

AIC Credit Opportunities Fund LLC—We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”), which was formed for the purpose of holding various financed investments. Effective in June 2008 and through AIC Holdco, we invested $39,500 in a special purpose entity wholly owned by AIC Holdco, AIC (FDC) Holdings LLC (“Apollo FDC”), which was used to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) from Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39,500 paying interest at Libor plus 1.50%, increasing over time to Libor plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Reference Obligation”) due 2016 and paying interest at 11.25% per year. The Junior Note generally entitles Apollo FDC to the net interest and other proceeds due under the FDC Reference Obligation after payment of interest due under the Senior Notes, as described above. In addition, Apollo FDC is subject to 100% of any realized appreciation or depreciation in the FDC Reference Obligation. However, since the Senior Note is a non-recourse obligation, Apollo FDC is only exposed up to the amount of equity used by AIC Holdco to fund the purchase of the Junior Note plus any additional margin Apollo decides to post, if any, during the term of the financing.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Through AIC Holdco, effective in June 2008, we invested $11,375 in a special purpose entity wholly owned by AIC Holdco, AIC (TXU) Holdings LLC (“Apollo TXU”), which acquired exposure to $50,000 notional amount of a Libor plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap with an unaffiliated third party expiring on October 10, 2013 and pursuant to which Apollo TXU pays interest at Libor plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Reference Obligation”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Reference Obligation and, since the total return swap is a non-recourse obligation, Apollo TXU is exposed up to the amount of equity used by AIC Holdco to fund the investment in the total return swap, plus any additional margin we decide to post, if any, during the term of the financing.

Through AIC Holdco, effective in September 2008, we invested $10,022 equivalent, in a special purpose entity wholly owned by AIC Holdco, AIC (Boots) Holdings, LLC (“Apollo Boots”), which acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Reference Obligations”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Reference Obligations pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

Pursuant to applicable investment company accounting, we do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our balance sheet. The Senior Note, total return swap and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo Investment special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Reference Obligation, the TXU Reference Obligation or the Boots Reference Obligation, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time Apollo Investment may provide additional capital to AIC Holdco for purposes of funding margin calls under one or more of the transactions described above. During the fiscal year ended March 31, 2009, we provided $18,480 in additional capital to AIC Holdco.

Investments and cash equivalents consisted of the following as of March 31, 2009 and March 31, 2008.

	March 31, 2009		March 31, 2008
	Cost	Fair Value	Cost	Fair Value
Subordinated Debt/Corporate Notes	$1,987,919	$1,436,048	$2,010,721	$1,852,695
Preferred Equity	125,558	91,533	176,088	180,341
Common Equity/Partnership Interests	438,270	258,153	356,289	467,034
Warrants	2,266	4,554	2,092	11,533
Bank Debt/Senior Secured Loans	829,473	655,610	841,257	721,945
Cash Equivalents	—	—	404,063	403,898

Totals	$3,383,486	$2,445,898	$3,790,510	$3,637,446

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

At March 31, 2009, our investments and cash equivalents were categorized as follows in the fair value hierarchy for SFAS No. 157 purposes:

		Fair Value Measurement at Reporting Date Using:
Description	March 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash Equivalents	$—	$—	$—	$—
Total Investments	$2,445,898	$—	$—	$2,445,898

Total Investments and Cash Equivalents	$2,445,898	$—	$—	$2,445,898

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2009.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Beginning Balance, March 31, 2008	$3,233,548
Total realized gains or losses included in earnings	(124,971)
Total unrealized gains or losses included in earnings	(784,689)
Purchases, including capitalized PIK interest(1)	462,144
Sales	(340,134)
Transfer in and/or out of Level 3	—

Ending Balance, March 31, 2009	$2,445,898

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.	$(847,080)

(1)	Includes amortization of approximately $31,359

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 7. Foreign Currency Transactions and Translations

At March 31, 2009, the Company had outstanding non-US borrowings on its $1,700,000 multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound		£2,000	$3,565	$2,867	4/06/2009	$698
Euro		€7,500	11,131	9,958	4/06/2009	1,173
British Pound		£2,500	4,957	3,583	4/17/2009	1,374
Euro		€76,500	95,910	101,569	4/27/2009	(5,659)
British Pound		£37,500	59,395	53,751	4/27/2009	5,644
Canadian Dollar	C$	29,700	25,161	23,606	5/20/2009	1,555
Canadian Dollar	C$	22,500	19,189	17,883	6/05/2009	1,306
Canadian Dollar	C$	3,000	2,318	2,385	6/30/2009	(67)

			$221,626	$215,602		$6,024

At March 31, 2008, the Company had outstanding non-US borrowings on its $1,700,000 multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound		£35,700	$72,891	$70,954	4/07/2008	$1,937
British Pound		£2,000	3,928	3,975	4/16/2008	(47)
Euro		€1,000	1,463	1,584	4/18/2008	(121)
Euro		€112,000	150,802	177,469	4/28/2008	(26,667)
Canadian Dollar	C$	17,000	16,096	16,568	5/13/2008	(472)
British Pound		£2,500	4,957	4,969	5/13/2008	(12)
Canadian Dollar	C$	29,700	25,161	28,946	5/20/2008	(3,785)
Euro		€42,500	56,599	67,343	5/21/2008	(10,744)
Euro		€2,000	2,961	3,169	5/28/2008	(208)
Canadian Dollar	C$	22,500	19,189	21,929	6/05/2008	(2,740)
Euro		€3,000	4,037	4,754	6/10/2008	(717)
Euro		€3,500	5,025	5,546	6/18/2008	(521)
British Pound		£6,750	13,266	13,416	6/30/2008	(150)

			$376,375	$420,622		$(44,247)

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the years ended March 31, 2009, 2008, and 2007 are $217, $273, and $128, respectively.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 9. Temporary Investments

Pending investment in longer-term portfolio holdings, Apollo Investment may make temporary investments in U.S. Treasury bills (of varying maturities), repurchase agreements and certain other high-quality, short-term debt securities. These temporary investments are generally deemed cash equivalents as defined pursuant to FAS 95 and are included in our Schedule of Investments. At the end of each fiscal quarter, Apollo Investment considers taking proactive steps with the objective of enhancing investment flexibility in the next quarter. For example, Apollo Investment may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and would typically close out its position on a net cash basis subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on its revolving credit facility, as it deems appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. Temporary investments with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy.

Note 10. Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at March 31, 2009 or March 31, 2008.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended March 31, 2009, 2008, 2007, 2006 and the period April 8, 2004 (commencement of operations) through March 31, 2005:

	Fiscal Year Ended March 31,				April 8, 2004* through March 31, 2005
	2009	2008	2007	2006
Per Share Data:
Net asset value, beginning of period	$15.83	$17.87	$15.15	$14.27	$14.06

Net investment income	1.48	1.82	1.49	1.41	0.41
Net realized and unrealized gain (loss)	(5.74)	(1.90)	2.11	0.49	0.31

Net increase (decrease) in net assets resulting from operations	(4.26)	(0.08)	3.60	1.90	0.72
Dividends to stockholders(1)	(1.86)	(2.06)	(1.96)	(1.62)	(0.48)
Effect of anti-dilution	0.11	0.10	1.09	0.61	—
Offering costs	—	—	(0.01)	(0.01)	(0.03)

Net asset value at end of period	$9.82	$15.83	$17.87	$15.15	$14.27

Per share market value at end of period	$3.48	$15.83	$21.40	$17.81	$16.78

Total return(2)	(73.90)%	(17.50)%	31.70%	12.94%	15.32%

Shares outstanding at end of period	142,221,335	119,893,835	103,507,766	81,191,954	62,554,976

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,396.1	$1,897.9	$1,849.7	$1,229.9	$892.9

Ratio of net investment income to average net assets	10.71%	9.85%	9.09%	9.89%	2.96	%(3)

Ratio of operating expenses to average net assets**	6.35%	4.92%	7.73%	5.64%	2.60	%(3)
Ratio of credit facility related expenses to average net assets	2.54%	2.73%	2.49%	1.44%	—

Ratio of total expenses to average net assets**	8.89%	7.65%	10.22%	7.08%	2.60	%(3)

Average debt outstanding	$1,193,809	$882,775	$580,209	$325,639 ***	$0

Average debt per share	$8.56	$7.88	$6.76	$5.10 ***	$0

Portfolio turnover ratio	11.2%	24.2%	43.8%	39.2%	14.7%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
(3)	Annualized for the period April 8, 2004 through March 31, 2005.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

*	Commencement of operations
**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 6.33% and 8.87%, respectively, at March 31, 2009, inclusive of the expense offset arrangement (see Note 8). At March 31, 2008, the ratios were 4.91% and 7.64%, respectively. At March 31, 2007, the ratios were 7.72% and 10.21%, respectively. At March 31, 2006, the ratios were 5.63% and 7.07%, respectively. At March 31, 2005, there was no expense offset arrangement.
***	Average debt outstanding and per share are calculated from July 8, 2005 (the date of the Company’s first borrowing from its revolving credit facility) through March 31, 2006, and average debt per share is calculated as average debt outstanding divided by the average shares outstanding during the period (in 000’s).

Note 12. Credit Agreement and Borrowings

Under the terms of the amended and restated Credit Agreement dated March 31, 2006 (the “Facility”), the lenders agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1,250,000 at any one time outstanding. The amended Facility also permits Apollo Investment to seek additional commitments from new and existing lenders in the future, up to an aggregate amount not to exceed $2,000,000. In February 2007, we increased total commitments to $1,700,000. The Facility is a five-year revolving facility (with a stated maturity date of April 13, 2011) and is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing is set at 100 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $400,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities) and (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s subsidiaries. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Facility currently provides for the ability of Apollo Investment to seek additional commitments from lenders in an aggregate amount of up to $300,000. The Facility is used to supplement Apollo Investment’s equity capital to make additional portfolio investments and for other general corporate purposes.

The average debt outstanding on the credit facility was $1,193,809 and $882,775 for the fiscal years ended March 31, 2009 and 2008, respectively. The weighted average annual interest cost for the fiscal year ended March 31, 2009 was 3.89%, exclusive of 0.21% for commitment fees and for other prepaid expenses related to establishing the credit facility. The weighted average annual interest cost for the fiscal year ended March 31, 2008 was 5.96%, exclusive of 0.36% for commitment fees and for other prepaid expenses related to establishing the Facility. This weighted average annual interest cost reflects the average interest cost for all borrowings, including EURIBOR, CAD LIBOR, GBP LIBOR and USD LIBOR. The maximum amount borrowed during the fiscal year ended March 31, 2009 and 2008 was $1,685,285 and $1,655,805, respectively, at value. The remaining capacity under the facility was $642,399 at March 31, 2009. At March 31, 2009, the Company was in compliance with all financial and operational covenants required by the Facility.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 13(a). Income Tax Information and Distributions to Stockholders

The tax character of dividends for the fiscal year ended March 31, 2009 was as follows:

Ordinary income	$258,843

As of March 31, 2009, the components of accumulated losses on a tax basis were as follows:

Distributable ordinary income	$85,743
Capital loss carryforward	(59,182)[1]
Other book/tax temporary differences	(44,466)
Unrealized depreciation	(938,304)

Total accumulated losses	$(956,209)

As of March 31, 2009, we had a post-October currency loss deferral of $61,725.

(1)	On March 31, 2009, the Company had a net capital loss carryforward of $59,182, which expires in 2017. This amount will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to shareholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

The tax character of dividends paid during the fiscal year ended March 31, 2008 was as follows:

Ordinary income	$130,394
Long-term capital gains	100,495

Total dividends paid	$230,889

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$137,112
Other book/tax temporary differences	(18,210)
Unrealized depreciation	(204,909)[1]

Total accumulated losses	$(86,007)

As of March 31, 2008, we had a post-October currency loss deferral of $18,159.

(1)	The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the receipt of upfront fees, which are being amortized for US GAAP.

Note 13(b). Other Tax Information

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2009 eligible for qualified dividend income treatment is 5.45%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2009 eligible for the 70% dividends received deduction for corporate stockholders is 5.45%.

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2008 eligible for qualified dividend income treatment is 5.41%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2008 eligible for the 70% dividends received deduction for corporate stockholders is 5.41%.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

(in thousands except share and per share amounts)

Note 14. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2009	85,274	0.60	50,740	0.36	(20,964)	(0.15)	29,776	0.21
December 31, 2008	97,525	0.69	52,787	0.37	(528,330)	(3.71)	(475,543)	(3.34)
September 30, 2008	103,547	0.73	56,491	0.40	(294,443)	(2.07)	(237,952)	(1.67)
June 30, 2008	90,959	0.69	46,313	0.35	25,527	0.19	71,840	0.55

March 31, 2008	90,009	0.75	43,725	0.37	(206,102)	(1.73)	(162,377)	(1.36)
December 31, 2007	92,854	0.78	41,500	0.35	(67,107)	(0.56)	(25,607)	(0.21)
September 30, 2007	86,069	0.81	61,623	0.58	(84,799)	(0.80)	(23,176)	(0.22)
June 30, 2007	88,946	0.86	54,758	0.53	122,964	1.19	177,722	1.72

March 31, 2007	75,255	0.76	21,728	0.22	81,039	0.82	102,767	1.04
December 31, 2006	71,071	0.87	38,034	0.46	18,943	0.23	56,977	0.69
September 30, 2006	63,914	0.78	33,812	0.41	47,454	0.58	81,266	1.00
June 30, 2006	55,861	0.69	31,744	0.39	39,412	0.49	71,156	0.88

Note 15. Commitments and Contingencies

The Company has the ability to issue standby letters of credit through its revolving credit facility. As of March 31, 2009 and March 31, 2008, the Company had issued through JPMorgan Chase Bank, N.A. standby letters of credit totaling $3,508 and $14,435, respectively.

15,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

April 27, 2010

Citi

BofA Merrill Lynch

J.P. Morgan

RBC Capital Markets

UBS Investment Bank

BMO Capital Markets

SunTrust Robinson Humphrey

Keefe, Bruyette & Woods

Ladenburg Thalmann & Co. Inc.

Natixis Bleichroeder LLC

Stifel Nicolaus